UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07384

U.S. Ultra Micro Cap Fund
U.S. Micro Cap Fund
U.S. Emerging Growth Fund
U.S. Small to Mid Cap Growth Fund
U.S. Convertible Fund
International Growth Opportunities Fund
U.S. High Yield Bond Fund
Each a Series of
NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS
(Exact name of registrant as specified in charter)

600 WEST BROADWAY, 30th FLOOR, SAN DIEGO, CA 92101
(Address of principal executive offices) (Zip Code)

Charles H. Field, Jr.
c/o Nicholas-Applegate Capital Management, LLC
600 West Broadway, 30th Floor
San Diego, CA 92101
(Name and address of agent for service)

Copy to:
Deborah A. Wussow-Hammalian
c/o Nicholas-Applegate Capital Management, LLC
600 West Broadway, 30th Floor
San Diego, CA 92101

Registrant's telephone number, including area code: (619) 687-2988

Date of fiscal year end: November 30

Date of reporting period: November 30, 2009

Item 1.  Reports to Stockholders.

November 30, 2009 Annual Report

Class I, II, III & IV Shares

U.S. Ultra Micro Cap
U.S. Micro Cap
U.S. Emerging Growth
U.S. Small to Mid Cap Growth
U.S. Convertible
International Growth Opportunities
U.S. High Yield Bond

Letter to Shareholders

Dear Fellow Shareholder,

Stock markets around the world delivered impressive gains during the eight months ended November 30, 2009. In contrast to the panic coursing through the markets a year ago, the period was characterized by rising confidence in the global economy.

In this report, we review the performance of the financial markets and our mutual funds from April 1, 2009 through November 30, 2009. We also highlight some of the key factors that drove investment returns and share our outlook for the future.

In the United States, the S&P 500 Index gained 39.4% in response to encouraging economic and earnings reports. While GDP fell at a 0.7% annual rate in the second quarter, this was a big improvement over the 6.4% first-quarter drop. The news got progressively better, with GDP rising 2.2% in the third quarter, boosted by government stimulus dollars. Throughout the period, the Federal Reserve held interest rates at 0.0% to 0.25% and used its balance sheet to provide extra liquidity to the financial system. The credit markets opened up, and corporate bond issuance for 2009 surpassed $1 trillion in October — the fastest pace on record. Corporate earnings remained under pressure, with S&P 500 companies posting their ninth consecutive quarter of profit declines. That said, earnings exceeded consensus estimates, aided by cost-cutting initiatives.

Stock markets outside the United States also performed well, lifted by mounting evidence that the global recession was ending. In local currencies, the MSCI EAFE Index, a barometer of developed non-U.S. markets, rose 32.0%, and the MSCI Emerging Markets Index rose 49.9%. The gains were even greater in U.S. dollar terms, with the MSCI EAFE and MSCI Emerging Markets indexes advancing 51.6% and 70.5%, respectively. The dollar declined against most foreign currencies, largely due to expectations that the Fed would keep interest rates low for longer than other central banks.

Central banks in a handful of countries, including Australia, did raise interest rates towards the end of the period. Australia’s mineral exports helped keep its economy out of recession amid a 31% jump in the Reuters/Jefferies CRB Index of nineteen commodities since March 1. With their economies just returning to growth, euro-zone and Japanese central bankers held rates steady, although the European Central Bank scaled back one of its stimulus programs. Japanese GDP grew at an annual pace of 2.3% in the second quarter and 1.3% in the third quarter. The euro region emerged from recession in the third quarter, with GDP rising 1.5% on an annual basis. The United Kingdom was a notable laggard, where the Bank of England kept interest rates at a record low of 0.5% and expanded its quantitative easing policy. The U.K. economy contracted in the third quarter — the sixth straight decline — but more recent data hinted at recovery.

The relatively strong performance of developing economies, combined with investors’ rising risk appetites, drove the extraordinary gains in emerging market equities. Stocks in the BRIC nations of Brazil, Russia, India and China turned in some of the best results in local currencies. Brazil and Russia, which have large energy industries, benefited from a 56% increase in oil prices during the period. In India and China — economies that had slowed but not entered recession — growth rebounded as government stimulus measures boosted domestic demand.

The improvement in the global economy created a powerful tailwind for the Nicholas-Applegate Institutional Funds, all of which posted substantial gains. In addition, the majority of our equity funds outperformed their benchmark indexes in the rapidly rising market. The U.S. Convertible Fund and the High Yield Bond Fund trailed their benchmarks, mainly because they had less exposure to distressed issuers, which generally outperformed higher-quality names. However, our focus on company fundamentals has been rewarded in the past, and both funds have outperformed over longer time periods.

Looking ahead, we expect the U.S. economic recovery to be subdued relative to past recoveries, and real growth in other developed countries to also remain subpar. The Fed has stated its intentions to keep interest rates low for “an extended period,” but we believe short-term rates will start to rise next year as inflation returns to the U.S. economy. Foreign central banks have already embarked on post-crisis monetary tightening, and we expect this trend to continue. Against a backdrop of low growth and rising rates, we think that individual security selection will be especially important. This makes us confident in our outlook for the funds, given our bottom-up investment approach and commitment to in-depth fundamental research.

On behalf of everyone at the firm, thank you for your participation in the Nicholas-Applegate Institutional Funds. We appreciate the trust you have placed in us.

Best Regards,
Horacio A. Valeiras, CFA
President and Chief Investment Officer
November 30, 2009

Table of Contents

The Funds’ Review and Outlook, Performance and Schedules of Investments:
U.S. Ultra Micro Cap	1
U.S. Micro Cap	5
U.S. Emerging Growth	10
U.S. Small to Mid Cap Growth	15
U.S. Convertible	20
International Growth Opportunities	25
U.S. High Yield Bond	29

The Funds’:
Financial Highlights	36
Statements of Assets and Liabilities	45
Statements of Operations	46
Statements of Changes in Net Assets	48
Notes to Financial Statements	51
Report of Independent Registered Public Accounting Firm	62
Shareholder Expense Example	63
Supplementary Information	65

This report is authorized for distribution to shareholders and to others only when preceded or accompanied by a currently effective prospectus for Nicholas-Applegate Institutional Funds Class I, II, III & IV Shares. Distributor: Nicholas-Applegate Securities.

U.S. Ultra Micro Cap Fund

Management Team:  John C. McCraw, Portfolio Manager; Robert S. Marren, Portfolio Manager

Chief Investment Officer:  Horacio A. Valeiras, CFA

Goal:  The U.S. Ultra Micro Cap Fund seeks to maximize long-term capital appreciation by investing primarily in U.S. companies with market capitalizations below the weighted average of the Russell Microcap Growth Index at time of purchase.

Market Overview:  U.S. equities posted significant gains during the eight months ended November 30, 2009. The rally — one of the steepest in Wall Street history — lifted stock prices higher across all major styles and capitalization segments of the market.

During the period, the Federal Reserve held short-term interest rates steady, after having lowered them to near zero at the height of the credit crisis. The central bank also pumped massive amounts of liquidity into the financial system by making loans and asset purchases. On the fiscal front, some of the $787 billion stimulus package worked its way into the economy via tax credits, the “cash for clunkers” auto trade-in program and other spending initiatives.

The government’s aggressive policies helped thaw the credit markets and jump-start the economy. Following a 6.4% annual drop in the first quarter of 2009, GDP fell just 0.7% in the second quarter and rose 2.8% in the third quarter. Moreover, existing homes sales spiked to their highest level since early 2007, a key home-price index advanced for five straight months and manufacturing activity hit a three and a-half year high. That said, several indicators suggested that the recovery would be gradual, including the unemployment rate which reached 10.2% in October 2009.

In addition to improvement in the economy, better-than-expected corporate profits — albeit off low expectations — also boosted investor sentiment. As November 2009 drew to a close, small-cap companies that had reported third quarter earnings were beating estimates by about 4%, on average, and mid caps were ahead by about 9%.

Performance:  During the eight months ended November 30, 2009, the Fund’s Class I shares gained 54.50%, outperforming the Russell Microcap Growth Index, which rose 44.33%.

Portfolio Specifics:  Consistent with our bottom-up investment process, the Fund’s outperformance was due to stock selection. Stock selection added the most value in the materials sector, where paper manufacturer Boise was a top contributor. The market rewarded Boise for its attractive valuation, newly restructured balance sheet and significant cash flow generation. Stock selection was also especially strong in the information technology, energy and consumer discretionary sectors. Three of our best-performing names were Xyratex, a supplier of data storage solutions that saw a pickup in demand; Gulfport Energy, an oil and gas producer recognized for the potential of its Canadian oil sands assets; and Perry Ellis International, an apparel wholesaler/retailer that is benefiting from a cost reduction program implemented in 2008.

The main source of relative weakness in the Fund was stock selection in the health care sector. One of our worst-performing holdings was a pharmaceutical firm whose lead drug candidate met with delays in receiving approval from U.S. health regulators. Stock selection in the financials and telecommunication services sectors also detracted.

Market Outlook:  The economy continues to face meaningful headwinds, including the weak job market and tepid bank lending. However, several positive factors could drive additional equity market gains in the coming months. For example, the Fed has resolved to keep interest rates low for an extended period of time, and corporate earnings are expected to show strong growth in 2010. Additionally, companies have large amounts of cash on their balance sheets, which could fuel an increase in merger and acquisition activity.

We believe the Fund is well-positioned for this dynamic market environment given the long-term growth prospects of our portfolio companies.

Comparison of Change in Value of a $250,000 Investment in U.S. Ultra Micro Cap Fund Class I Shares with the Russell Microcap Growth Index.

Annualized Total Returns As of 11/30/09
	1 Year	Since Inception
U.S. Ultra Micro Cap Class I	47.85%	–5.96%
Russell Microcap Growth Index	35.44%	–11.03%

The graph above shows the value of a hypothetical $250,000 investment in the Fund’s Class I shares with the Russell Microcap Growth Index for the periods indicated. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. The Class I shares commenced operations on January 28, 2008 . The total returns shown above do not show the effects of income taxes on an individuals’ investment. In most cases, taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. Past performance cannot guarantee future results.

U.S. Ultra Micro Cap Fund

The Russell Microcap Index measures performance of the microcap segment, representing less than 3% of the U.S. equity market. The Russell Microcap Index includes the smallest 1,000 securities in the small-cap Russell 2000 Index plus the next 1,000 securities. The Russell Microcap Growth Index isolates the securities in the Russell Microcap Index with purely growth characteristics. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions. You may have a gain or loss when you sell shares. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

U.S. Ultra Micro Cap Fund

Schedule of Investments
As of November 30, 2009

	Number of
	Shares	Value
Common Stock - 96.2%
Airlines - 0.7%
ExpressJet Holdings, Inc. Cl. A*	3,600	$13,284

Applications Software - 2.8%
China TransInfo Technology Corp.*	2,900	21,518
Evolving Systems, Inc.*	2,400	13,944
inContact, Inc.*	5,950	13,745
		49,207
Auto/Truck Parts & Equipment-Original - 1.2%
Wonder Auto Technology, Inc.*	1,800	21,456

Batteries/Battery Systems - 0.8%
China Ritar Power Corp.*	3,100	14,074

Chemicals-Specialty - 5.6%
ICO, Inc.*	5,600	23,688
KMG Chemicals, Inc.	2,000	35,600
Omnova Solutions, Inc.*	3,300	21,846
Penford Corp.*	2,300	19,136
		100,270
Commercial Services - 0.9%
StarTek, Inc.*	2,400	16,632

Communications Software - 1.4%
Incredimail, Ltd.	2,800	24,780

Computer Services - 1.8%
COMSYS IT Partners, Inc.*	1,800	14,994
Virtusa Corp.*	1,900	16,663
		31,657
Computers-Integrated Systems - 1.1%
Radiant Systems, Inc.*	2,080	20,155

Computers-Memory Devices - 3.1%
Dot Hill Systems Corp.*	10,900	20,383
Xyratex, Ltd.*	3,100	34,937
		55,320
Computers-Peripheral Equipment - 0.9%
iGO, Inc.*	12,500	15,375

Consumer Products-Miscellaneous - 1.0%
Summer Infant, Inc.*	4,100	17,917

Direct Marketing - 1.0%
APAC Customer Services, Inc.*	3,500	18,305

Disposable Medical Products - 1.1%
Medical Action Industries, Inc.*	1,500	19,140

Distribution/Wholesale - 1.0%
Navarre Corp.*	8,700	18,531

E-Commerce/Products - 0.6%
1-800-FLOWERS.COM, Inc.*	4,700	10,528

Electronic Components-Miscellaneous - 2.3%
NVE Corp.*	400	15,060
Stoneridge, Inc.*	3,600	25,164
		40,224
Electronic Components-Semiconductors - 4.4%
AXT, Inc.*	5,600	13,496
Ceva, Inc.*	1,992	23,187
Mindspeed Technologies, Inc.*	5,300	21,571
MIPS Technologies, Inc. Cl. A*	5,200	19,552
		77,806
Electronic Measure Instruments - 1.3%
Measurement Specialties, Inc.*	2,600	23,634

Hazardous Waste Disposal - 0.9%
Sharps Compliance Corp.*	1,800	16,254

Health Care Cost Containment - 1.3%
Integramed America, Inc.*	2,840	22,748

Healthcare Safety Device - 0.5%
Alpha PRO Tech, Ltd.*	1,700	8,466

Housewares - 1.0%
Lifetime Brands, Inc.*	2,800	17,360

Human Resources - 1.6%
Hudson Highland Group, Inc.*	6,950	27,939

Industrial Audio & Video Products - 0.7%
SRS Labs, Inc.*	1,800	12,474

Internet Applications Software - 1.2%
interCLICK, Inc.*	4,500	21,420

Internet Content-Information/News - 1.0%
Health Grades, Inc.*	4,200	18,354

Machinery-General Industry - 1.0%
Intevac, Inc.*	1,500	18,660

Medical Information Systems - 1.0%
AMICAS, Inc.*	4,000	18,200

Medical Instruments - 1.7%
Endologix, Inc.*	3,400	14,416
Vascular Solutions, Inc.*	2,020	16,423
		30,839
Medical Products - 1.3%
ATS Medical, Inc.*	7,735	22,818

Medical-Biomedical/Genetics - 0.5%
Repligen Corp.*	2,000	9,400

Medical-Drugs - 1.0%
Biospecifics Technologies Corp.*	300	8,763
Sciclone Pharmaceuticals, Inc.*	4,400	9,416
		18,179
Medical-Outpatient/Home Medical Care - 3.9%
Almost Family, Inc.*	500	18,065
America Service Group, Inc.	920	13,496
Continucare Corp.*	6,100	18,971
NovaMed, Inc.*	4,770	18,126
		68,658
Networking Products - 2.2%
Hypercom Corp.*	8,400	25,536
Silicom, Ltd.*	1,800	14,562
		40,098
Oil Companies-Exploration & Production - 4.7%
GeoMet, Inc.*	8,300	9,379
Georesources, Inc.*	1,600	17,216
Gulfport Energy Corp.*	3,400	32,334
Rex Energy Corp.*	2,700	24,435
		83,364
Oil Field Machine & Equipment - 2.4%
Gulf Island Fabrication, Inc.	800	17,592
T-3 Energy Services, Inc.*	1,030	25,709
		43,301
Oil-Field Services - 0.7%
Trico Marine Services, Inc.*	2,400	12,264

See Accompanying Notes to Financial Statements

U.S. Ultra Micro Cap Fund

Schedule of Investments
As of November 30, 2009

	Number of
	Shares	Value
Paper & Related Products - 2.6%
Boise, Inc.*	5,800	$28,362
KapStone Paper & Packaging Corp.*	2,500	17,725
		46,087
Pharmacy Services - 1.3%
BioScrip, Inc.*	3,100	23,312

Physical Therapy/Rehabilitation Centers - 1.2%
US Physical Therapy, Inc.*	1,510	22,061

Power Conversion/Supply Equipment - 1.7%
PowerSecure International, Inc.*	3,700	30,525

Recycling - 1.2%
Metalico, Inc.*	5,090	21,073

Retail-Apparel/Shoe - 1.8%
Destination Maternity Corp.*	600	10,620
Shoe Carnival, Inc.*	1,200	21,708
		32,328
Retail-Automobile - 1.5%
America’s Car-Mart, Inc.*	1,085	26,246

Retail-Restaurants - 4.6%
AFC Enterprises, Inc.*	2,430	19,027
Caribou Coffee Co., Inc.*	2,900	24,418
Carrols Restaurant Group, Inc.*	3,400	22,508
Famous Dave’s Of America, Inc.*	2,600	15,184
		81,137
Retirement/Aged Care - 1.0%
Five Star Quality Care, Inc.*	6,100	18,605

Semiconductor Components-Integrated Circuits - 1.3%
Techwell, Inc.*	1,986	23,157

Semiconductor Equipment - 3.3%
FSI International, Inc.*	10,300	12,051
Nanometrics, Inc.*	2,600	28,132
Ultra Clean Holdings*	3,100	18,445
		58,628
Steel-Producers - 1.4%
Olympic Steel, Inc.	900	24,957

Telecommunication Equipment - 1.6%
Anaren, Inc.*	1,120	15,422
AudioCodes, Ltd.*	5,320	12,981
		28,403
Telecommunication Equipment-Fiber Optics - 1.3%
Oplink Communications, Inc.*	1,300	22,412

Textile-Apparel - 1.1%
Perry Ellis International, Inc.*	1,400	19,572

Transport-Marine - 2.6%
CAI International, Inc.*	3,100	27,094
Paragon Shipping, Inc. Cl. A	3,800	18,354
		45,448
Transport-Truck - 2.9%
Celadon Group, Inc.*	1,926	18,432
Quality Distribution, Inc.*	5,350	18,778
Saia, Inc.*	1,045	15,069
		52,279
Web Hosting/Design - 2.2%
Terremark Worldwide, Inc.*	4,300	26,273
Web.com Group, Inc.*	2,100	12,495
		38,768
Total Common Stock (Cost: $1,335,669)		1,714,089
Limited Partnerships - 1.3%
Transport-Marine - 1.3%
Navios Maritime Partners LP
(Cost $13,444)	1,600	22,656

	Principal Amount
Short Term Investments - 2.5%
Time Deposit - 2.5%
Wells Fargo - Grand Cayman
0.030%, 12/01/09 (Cost: $44,075)	$44,075	44,075
Total Investments - 100.0% (Cost: $1,393,188)		1,780,820
Other Assets in Excess of Liabilities - 0.0%		(14)
Net Assets - 100.0%		$1,780,806

*	Non-income producing securities.

Schedule of Investments by Sector as of November 30, 2009
Percent of
Sector	Net Assets
Technology	21.0%
Consumer, Non-cyclical	19.4
Industrial	16.8
Consumer, Cyclical	12.9
Communications	11.1
Basic Materials	8.5
Energy	7.8
Short Term Investments	2.5
Total Investments	100.0
Other assets in excess of liabilities	0.0
Net Assets	100.0%

See Accompanying Notes to Financial Statements

U.S. Micro Cap Fund

Management Team:  John C. McCraw, Portfolio Manager; Robert S. Marren, Portfolio Manager

Chief Investment Officer:  Horacio A. Valeiras, CFA

Goal:  The U.S. Micro Cap Fund seeks to maximize long-term capital appreciation by investing primarily in U.S. companies with market capitalizations similar to the Russell Microcap Growth Index at time of purchase.

Market Overview:  U.S. equities posted significant gains during the eight months ended November 30, 2009. The rally — one of the steepest in Wall Street history — lifted stock prices higher across all major styles and capitalization segments of the market.

During the period, the Federal Reserve held short-term interest rates steady, after having lowered them to near zero at the height of the credit crisis. The central bank also pumped massive amounts of liquidity into the financial system by making loans and asset purchases. On the fiscal front, some of the $787 billion stimulus package worked its way into the economy via tax credits, the “cash for clunkers” auto trade-in program and other spending initiatives.

The government’s aggressive policies helped thaw the credit markets and jump-start the economy. Following a 6.4% annual drop in the first quarter of 2009, GDP fell just 0.7% in the second quarter and rose 2.2% in the third quarter. Moreover, existing homes sales spiked to their highest level since early 2007, a key home-price index advanced for five straight months and manufacturing activity hit a three and a-half year high. That said, several indicators suggested that the recovery would be gradual, including the unemployment rate which reached 10.2% in October 2009.

In addition to improvement in the economy, better-than-expected corporate profits — albeit off low expectations — also boosted investor sentiment. As November 2009 drew to a close, small-cap companies that had reported third-quarter earnings were beating estimates by about 4%, on average, and mid caps were ahead by about 9%.

Performance:  During the eight months ended November 30, 2009, the Fund’s Class I shares gained 37.73% and the Russell Microcap Growth Index gained 44.33%.

Portfolio Specifics:  Stock selection in the energy sector had the largest favorable impact on results versus the index. One of the best-performing names in the Fund was Stone Energy, an oil and gas producer. The company benefited from several positive developments, including a rebound in oil prices, lower operating costs and a deepwater discovery in the Gulf of Mexico. Stock selection in the information technology and materials sectors also helped relative performance, where top contributors included software firm Ebix and chemical producer Omnova Solutions.

Within the Russell Microcap Growth Index, smaller market-cap stocks and stocks with lower prices generated some of the highest returns. This hurt the Fund’s relative performance, because our investment style generally leads to under- representation in these segments of the benchmark. From a sector perspective, stock selection among health care and consumer discretionary companies had the biggest negative impact on results versus the index. Major detractors included a provider of cardiac monitoring devices that expected lower reimbursement rates from insurance companies, and a youth apparel retailer that reported disappointing sales of merchandise tied to a popular new movie.

Market Outlook:  The economy continues to face meaningful headwinds, including the weak job market and tepid bank lending. However, several positive factors could drive additional equity market gains in the coming months. For example, the Fed has resolved to keep interest rates low for an extended period of time, and corporate earnings are expected to show strong growth in 2010. Additionally, companies have large amounts of cash on their balance sheets, which could lead to increased merger and acquisition activity.

As events unfold, we are confident that our research-driven investment process will identify exciting growth opportunities for the Fund.

Comparison of Change in Value of a $250,000 Investment in U.S. Micro Cap Fund Class I Shares with the Russell 2000 Growth/Russell Microcap Growth Blend Index and Russell 2000 Growth Index.

Annualized Total Returns As of 11/30/09
	1 Year	5 Years	10 Years
U.S. Micro Cap Fund Class I	27.37%	0.81%	2.85%
Russell 2000 Growth/Russell Microcap Growth Blend Index	35.42%	–3.59%	–0.87%
Russell 2000 Growth Index	30.59%	–0.07%	–0.58%

The graph above shows the value of a hypothetical $250,000 investment in the Fund’s Class I shares compared with the Russell 2000 Growth Index and a blended index comprised of the Russell 2000 Growth Index/Russell Microcap Growth Index. The Fund’s Class I shares calculate their performance based upon the historical performance of their corresponding series of Nicholas-Applegate Mutual Funds (renamed ING Mutual Funds), adjusted to reflect all fees and expenses applicable to Class I shares. The Nicholas-Applegate Institutional Funds’ Class I shares were first available on May 7, 1999. Average annual total return figures include changes in principal value, reinvestment of dividends, and capital gain distributions. The total returns shown above do not show the effects of income taxes on an individual’s investment. In most cases, taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. Past performance cannot guarantee future results.

U.S. Micro Cap Fund

The Russell 2000 Growth Index is an unmanaged index comprised of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Growth Index is an unmanaged index generally representative of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index.

The Russell Microcap Growth Index isolates the smallest 1,000 securities in the Russell 2000 Index plus the next 1,000 securities. The Russell Microcap Growth Index isolates the securities in the Russell Microcap Index with purely growth characteristics. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. The Russell 2000 Growth/Russell Microcap Growth Blend Index is a combination of the Russell 2000 Growth Index and the Russell Microcap Growth Index. The blended index exhibits Russell 2000 Growth performance from the inception of the Fund until August 2000, and Russell Microcap Growth performance thereafter. The Fund created the blended index because Russell Microcap Growth performance incepted in August 2000.

One cannot invest directly in an index. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions. You may have a gain or loss when you sell your shares. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

U.S. Micro Cap Fund

Schedule of Investments
As of November 30, 2009

	Number of Shares	Value
Common Stock - 98.1%
Apparel Manufacturers - 0.9%
Maidenform Brands, Inc.*	33,800	$489,762

Applications Software - 2.5%
China TransInfo Technology Corp.*	58,600	434,812
Ebix, Inc.*	13,500	700,785
inContact, Inc.*	103,700	239,547
		1,375,144
Auto/Truck Parts & Equipment-Original - 1.8%
Titan International, Inc.	49,200	407,376
Wonder Auto Technology, Inc.*	46,200	550,704
		958,080
Batteries/Battery Systems - 0.7%
China Ritar Power Corp.*	78,200	355,028

Broadcast Services/Programming - 1.0%
DG FastChannel, Inc.*	20,800	560,560

Building-Heavy Construction - 0.9%
Orion Marine Group, Inc.*	25,000	462,250

Casino Services - 0.9%
Shuffle Master, Inc.*	59,500	486,115

Chemicals-Diversified - 0.5%
Innospec, Inc.	33,000	293,370

Chemicals-Plastics - 0.8%
Spartech Corp.*	40,300	438,061

Chemicals-Specialty - 1.4%
Omnova Solutions, Inc.*	111,700	739,454

Coal - 0.7%
James River Coal Co.*	20,600	377,598

Commercial Services - 0.7%
StarTek, Inc.*	52,500	363,825

Commercial Services-Finance - 1.2%
Dollar Financial Corp.*	27,300	666,666

Computer Services - 2.1%
LivePerson, Inc.*	96,900	614,346
VanceInfo Technologies, Inc. - ADR*	29,000	507,500
		1,121,846
Computers-Integrated Systems - 2.0%
Netscout Systems, Inc.*	44,000	553,960
Radiant Systems, Inc.*	55,700	539,733
		1,093,693
Computers-Memory Devices - 1.4%
Xyratex, Ltd.*	67,500	760,725

Computers-Peripheral Equipment - 0.9%
Compellent Technologies, Inc.*	24,300	504,711

Cosmetics & Toiletries - 1.1%
Elizabeth Arden, Inc.*	42,000	619,500

Direct Marketing - 0.9%
APAC Customer Services, Inc.*	90,700	474,361

Disposable Medical Products - 2.2%
ICU Medical, Inc.*	11,400	376,200
Medical Action Industries, Inc.*	30,900	394,284
Merit Medical Systems, Inc.*	24,800	408,704
		1,179,188

Distribution/Wholesale - 1.0%
MWI Veterinary Supply, Inc.*	11,400	422,826
Rentrak Corp.*	8,600	128,570
		551,396
Drug Delivery Systems - 0.4%
Depomed, Inc.*	66,900	218,763

Electric Products-Miscellaneous - 2.0%
Harbin Electric, Inc.*	31,100	622,622
SmartHeat, Inc.*	35,800	473,276
		1,095,898
Electronic Components-Miscellaneous - 0.6%
NVE Corp.*	8,800	331,320

Electronic Components-Semiconductors - 2.6%
Ceva, Inc.*	38,600	449,304
Conexant Systems, Inc.*	137,000	312,360
Mindspeed Technologies, Inc.*	67,300	273,911
MIPS Technologies, Inc. Cl. A*	100,100	376,376
		1,411,951
Enterprise Software/Services - 1.8%
Opnet Technologies, Inc.	42,500	447,100
Taleo Corp. Cl. A*	25,348	523,690
		970,790
Finance-Consumer Loans - 1.7%
Encore Capital Group, Inc.*	21,700	369,768
Portfolio Recovery Associates, Inc.*	12,600	567,378
		937,146
Healthcare Safety Device - 0.6%
Alpha PRO Tech, Ltd.*	60,100	299,298

Home Furnishings - 0.7%
La-Z-Boy, Inc.*	40,500	386,775

Industrial Audio & Video Products - 0.5%
Sonic Solutions, Inc.*	32,600	279,708

Internet Applications Software - 0.3%
interCLICK, Inc.*	34,200	162,792

Internet Incubators - 0.6%
Internet Capital Group, Inc.*	48,400	311,212

Internet Infrastructure Software - 0.9%
TeleCommunication Systems, Inc. Cl. A*	55,300	466,179

Machinery-General Industry - 2.0%
Albany International Corp. Cl. A	31,000	560,480
Intevac, Inc.*	43,300	538,652
		1,099,132
Medical Imaging Systems - 1.5%
Given Imaging, Ltd.*	29,500	505,040
Merge Healthcare, Inc.*	103,700	317,322
		822,362
Medical Information Systems - 1.6%
AMICAS, Inc.*	89,800	408,590
Computer Programs & Systems, Inc.	9,500	438,805
		847,395
Medical Instruments - 1.1%
Endologix, Inc.*	80,700	342,168
Symmetry Medical, Inc.*	33,800	271,076
		613,244

See Accompanying Notes to Financial Statements

U.S. Micro Cap Fund

Schedule of Investments
As of November 30, 2009
	Number of Shares	Value
Medical Labs & Testing Services - 1.1%
Bio-Reference Labs, Inc.*	17,460	$572,688

Medical Products - 2.7%
ATS Medical, Inc.*	100,100	295,295
Cantel Medical Corp.*	26,000	465,400
Exactech, Inc.*	18,600	293,880
Hanger Orthopedic Group, Inc.*	28,500	380,190
		1,434,765
Medical-Biomedical/Genetics - 1.5%
Affymax, Inc.*	7,000	142,660
Arena Pharmaceuticals, Inc.*	48,000	174,240
Immunogen, Inc.*	31,200	245,856
Immunomedics, Inc.*	43,200	133,920
Novavax, Inc.*	35,500	106,500
		803,176
Medical-Drugs - 1.7%
Hi-Tech Pharmacal Co., Inc.*	20,300	380,625
Sciclone Pharmaceuticals, Inc.*	96,900	207,366
Vivus, Inc.*	42,000	341,040
		929,031
Medical-Outpatient/Home Medical Care - 1.4%
Almost Family, Inc.*	12,800	462,464
America Service Group, Inc.	21,000	308,070
		770,534
Networking Products - 0.9%
Hypercom Corp.*	161,800	491,872

Non-Ferrous Metals - 1.8%
Brush Engineered Materials, Inc.*	21,800	385,860
Horsehead Holding Corp.*	51,900	582,318
		968,178
Office Supplies & Forms - 1.1%
ACCO Brands Corp.*	94,100	614,473

Oil Companies-Exploration & Production - 4.7%
Clayton Williams Energy, Inc.*	17,100	483,417
Gulfport Energy Corp.*	81,500	775,065
Rex Energy Corp.*	39,500	357,475
Stone Energy Corp.*	49,400	934,154
		2,550,111
Oil Field Machine & Equipment - 1.9%
Gulf Island Fabrication, Inc.	20,600	452,994
T-3 Energy Services, Inc.*	23,800	594,048
		1,047,042
Oil-Field Services - 1.5%
Hornbeck Offshore Services, Inc.*	19,200	437,952
Trico Marine Services, Inc.*	69,700	356,167
		794,119
Paper & Related Products - 3.2%
Boise, Inc.*	159,800	781,422
Clearwater Paper Corp.*	11,500	564,995
KapStone Paper & Packaging Corp.*	55,100	390,659
		1,737,076
Pharmacy Services - 1.0%
BioScrip, Inc.*	68,500	515,120

Physical Practice Management - 1.6%
American Dental Partners, Inc.*	33,400	407,480
IPC The Hospitalist Co., Inc.*	14,800	465,608
		873,088
Property/Casualty Insurance - 0.8%
Meadowbrook Insurance Group, Inc.	63,200	432,920

Recycling - 0.9%
Metalico, Inc.*	114,800	475,272

Retail-Apparel/Shoe - 1.6%
HOT Topic, Inc.*	55,300	317,422
Shoe Carnival, Inc.*	31,100	562,599
		880,021
Retail-Automobile - 0.9%
America’s Car-Mart, Inc.*	19,500	471,705

Retail-Restaurants - 3.2%
AFC Enterprises, Inc.*	54,300	425,169
Caribou Coffee Co., Inc.*	56,700	477,414
Carrols Restaurant Group, Inc.*	62,300	412,426
Einstein Noah Restaurant Group, Inc.*	39,500	392,235
		1,707,244
Retail-Sporting Goods - 1.0%
Big 5 Sporting Goods Corp.	32,400	529,416

Satellite Telecommunications - 1.0%
Hughes Communications, Inc.*	20,200	519,140

Semiconductor Components-Integrated Circuits - 3.5%
Cirrus Logic, Inc.*	89,300	484,899
O2Micro International, Ltd. - ADR*	80,170	343,929
Pericom Semiconductor Corp.*	45,800	472,198
Techwell, Inc.*	52,700	614,482
		1,915,508
Semiconductor Equipment - 1.9%
LTX-Credence Corp.*	164,400	221,940
Nanometrics, Inc.*	47,400	512,868
Ultratech, Inc.*	23,000	303,140
		1,037,948
Steel-Producers - 1.0%
Olympic Steel, Inc.	20,400	565,692

Telecommunication Equipment - 0.7%
Anaren, Inc.*	26,300	362,151

Telecommunication Equipment-Fiber Optics - 1.4%
Oclaro, Inc.*	239,600	301,896
Oplink Communications, Inc.*	26,000	448,240
		750,136
Textile-Apparel - 0.8%
Perry Ellis International, Inc.*	29,900	418,002

Therapeutics - 0.5%
Inspire Pharmaceuticals, Inc.*	41,600	242,112

Transactional Software - 1.2%
Bottomline Technologies, Inc.*	40,100	645,209

Transport-Air Freight - 0.7%
Atlas Air Worldwide Holdings, Inc.*	12,700	372,110

See Accompanying Notes to Financial Statements

U.S. Micro Cap Fund

Schedule of Investments
As of November 30, 2009
	Number of Shares	Value
Transport-Marine - 2.3%
Paragon Shipping, Inc. Cl. A	81,400	$393,162
Safe Bulkers, Inc.	62,300	530,173
Star Bulk Carriers Corp.	98,200	317,186
		1,240,521
Transport-Services - 0.7%
Vitran Corp., Inc.*	41,700	370,296

Transport-Truck - 0.7%
Saia, Inc.*	26,200	377,804

Water Treatment Systems - 1.2%
RINO International Corp.*	18,900	647,325

Web Hosting/Design - 1.5%
Terremark Worldwide, Inc.*	81,900	500,409
Web.com Group, Inc.*	52,500	312,375
		812,784
Total Common Stock (Cost: $44,919,555)		52,999,887

	Principal Amount
Short Term Investments - 1.8%
Time Deposit - 1.8%
Citibank Nassau
0.030%, 12/01/09 (Cost: $966,291)	$966,291	966,291
Total Investments - 99.9% (Cost: $45,885,846)		53,966,178
Other Assets in Excess of Liabilities - 0.1%		27,419
Net Assets - 100.0%		$53,993,597
*	Non-income producing securities.
ADR - American Depositary Receipt
Schedule of Investments by Sector
as of November 30, 2009
Sector	Percent of Net Assets
Technology	21.6%
Consumer, Non-cyclical	21.4
Industrial	13.2
Consumer, Cyclical	12.7
Communications	9.1
Energy	8.8
Basic Materials	8.8
Financial	2.5
Short Term Investments	1.8
Total Investments	99.9
Other assets in excess of liabilities	0.1
Net Assets	100.0%

See Accompanying Notes to Financial Statements

U.S. Emerging Growth Fund

Management Team:  John C. McCraw, Portfolio Manager; Robert S. Marren, Portfolio Manager

Chief Investment Officer:  Horacio A. Valeiras, CFA

Goal:  The U.S. Emerging Growth Fund seeks to maximize long-term capital appreciation through investments primarily in U.S. companies with market capitalizations similar to the Russell 2000 Growth Index at time of purchase.

Market Overview:  U.S. equities posted significant gains during the eight months ended November 30, 2009. The rally — one of the steepest in Wall Street history — lifted stock prices higher across all major styles and capitalization segments of the market.

During the period, the Federal Reserve held short-term interest rates steady, after having lowered them to near zero at the height of the credit crisis. The central bank also pumped massive amounts of liquidity into the financial system by making loans and asset purchases. On the fiscal front, some of the $787 billion stimulus package worked its way into the economy via tax credits, the “cash for clunkers” auto trade-in program and other spending initiatives.

The government’s aggressive policies helped thaw the credit markets and jump-start the economy. Following a 6.4% annual drop in the first quarter of 2009, GDP fell just 0.7% in the second quarter and rose 2.2% in the third quarter. Moreover, existing homes sales spiked to their highest level since early 2007, a key home-price index advanced for five straight months and manufacturing activity hit a three and a-half year high. That said, several indicators suggested that the recovery would be gradual, including the unemployment rate which reached 10.2% in October.

In addition to improvement in the economy, better-than-expected corporate profits — albeit off low expectations — also boosted investor sentiment. As November 2009 drew to a close, small-cap companies that had reported third-quarter earnings were beating estimates by about 4%, on average, and mid caps were ahead by about 9%.

Performance:  The Fund’s Class I shares gained 52.50% between April 1 and November 30, 2009, outperforming the 37.24% increase in the Russell 2000 Growth Index.

Portfolio Specifics:  The Fund’s outperformance was driven by stock selection, which added value in most sectors and was particularly strong in energy and materials. Two of our best-performing holdings were Atwood Oceanics, a provider of offshore oil and gas drilling services, and Ashland, a diversified chemical company. Atwood Oceanics signed contracts for two of its jackup rigs that have the potential to keep the rigs utilized through the end of 2010. Ashland benefited from rising margins in its water technologies business, as well as record profits at its Valvoline automotive products unit.

Stock selection in the information technology sector was another major source of relative strength. The Fund’s top contributors included TriQuint Semiconductor and RF Micro Devices, chip makers that are capitalizing on the increasing adoption of 3G smartphones.

On the minus side, stock selection in the consumer discretionary sector negatively affected performance versus the index. One of our biggest detractors was an apparel company whose business was impacted by the difficult retail environment in key markets such as California and Florida.

Market Outlook:  The economy continues to face meaningful headwinds, including the weak job market and tepid bank lending. However, several positive factors could drive additional equity market gains in the coming months. For example, the Fed has resolved to keep interest rates low for an extended period of time, and corporate earnings are expected to show strong growth in 2010. Additionally, companies have large amounts of cash on their balance sheets, which could lead to increased merger and acquisition activity.

Regardless of how big-picture developments play out, we believe that our bottom-up investment process will continue to add value to the benchmark.

Comparison of Change in Value of a $250,000 Investment in U.S. Emerging Growth Fund Class I Shares with the Russell 2000 Growth Index.

Annualized Total Returns As of 11/30/09
	1 Year	5 Years	10 Years
U.S. Emerging Growth Fund Class I	41.75%	3.00%	–1.61%
Russell 2000 Growth Index	30.59%	–0.07%	–0.58%

The graph above shows the value of a hypothetical $250,000 investment in the Fund’s Class I shares compared with the Russell 2000 Growth Index for the periods indicated. The Fund calculates performance based upon the historical performance of a corresponding series of Nicholas-Applegate Mutual Funds (renamed ING Mutual Funds), adjusted to reflect all fees and expenses applicable to Class I shares. The Nicholas-Applegate Institutional Funds’ Class I shares were first available on May 7, 1999. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. The total returns shown above do not show the effects of income taxes on an individual’s investment. In most cases, taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. Past performance cannot guarantee future results.

U.S. Emerging Growth Fund

The Russell 2000 Growth Index is an unmanaged index comprised of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is an unmanaged index generally representative of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index. Index returns include reinvestment of dividends. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expense of investing. One cannot invest directly in an index.

Since markets can go down as well as up, investment returns and principal value will fluctuate with market conditions. You may have a gain or loss when you sell your shares. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

U.S. Emerging Growth Fund
Schedule of Investments
As of November 30, 2009
	Number of Shares	Value
Common Stock - 97.5%
Aerospace/Defense - 0.4%
Cubic Corp.	2,000	$69,640

Aerospace/Defense-Equipment - 1.3%
AAR Corp.*	5,600	104,496
BE Aerospace, Inc.*	5,400	104,058
		208,554
Airlines - 0.4%
Hawaiian Holdings, Inc.*	9,700	60,625

Apparel Manufacturers - 1.1%
Jones Apparel Group, Inc.	6,400	108,480
Quiksilver, Inc.*	38,200	66,850
		175,330
Applications Software - 1.0%
Ebix, Inc.*	3,100	160,921

Auto/Truck Parts & Equipment-Original - 2.5%
American Axle & Manufacturing
Holdings, Inc.*	19,100	119,375
ArvinMeritor, Inc.*	14,300	115,973
Titan International, Inc.	9,200	76,176
Wonder Auto Technology, Inc.*	8,900	106,088
		417,612
Beverages-Wine/Spirits - 0.4%
Central European Distribution Corp.*	2,400	66,912

Broadcast Services/Programming - 1.3%
DG FastChannel, Inc.*	3,600	97,020
Liberty Media Corp. - Capital*	5,600	123,704
		220,724
Building-Heavy Construction - 1.3%
Chicago Bridge & Iron Co. Cl. Y*	5,900	103,781
Orion Marine Group, Inc.*	5,600	103,544
		207,325
Casino Services - 0.7%
Bally Technologies, Inc.*	2,900	120,437

Chemicals-Specialty - 0.6%
NewMarket Corp.	1,000	104,720

Coal - 0.7%
James River Coal Co.*	6,700	122,811

Commercial Banks-Central US - 0.6%
MB Financial, Inc.	5,500	102,575

Commercial Services - 0.9%
AerCap Holdings NV*	12,200	100,040
DynCorp International, Inc. Cl. A*	3,800	53,124
		153,164
Commercial Services-Finance - 3.6%
Coinstar, Inc.*	3,100	83,049
Deluxe Corp.	6,100	78,690
Dollar Financial Corp.*	6,000	146,520
Net 1 UEPS Technologies, Inc.*	5,700	106,476
TNS, Inc.*	3,700	92,685
Wright Express Corp.*	2,600	75,842
		583,262
Computer Aided Design - 0.7%
Parametric Technology Corp.*	8,000	120,480

Computers-Integrated Systems - 0.6%
Netscout Systems, Inc.*	7,800	98,202

Computers-Memory Devices - 0.7%
Xyratex, Ltd.*	10,200	114,954

Consumer Products-Miscellaneous - 2.2%
Helen of Troy, Ltd.*	4,900	100,695
Jarden Corp.	5,400	148,230
Tupperware Brands Corp.	2,400	111,720
		360,645
Containers-Metal/Glass - 0.8%
Greif, Inc. Cl. A	2,300	128,478

Containers-Paper/Plastic - 0.8%
Rock-Tenn Co. Cl. A	2,800	126,476

Distribution/Wholesale - 0.6%
Brightpoint, Inc.*	14,200	101,956

Diversified Operations - 0.7%
Compass Diversified Holdings	10,000	111,400

Drug Delivery Systems - 0.6%
Nektar Therapeutics*	11,000	95,810

E-Commerce/Services - 1.1%
IAC/InterActiveCorp*	4,300	83,635
Internet Brands, Inc. Cl. A*	14,300	98,813
		182,448
Electric Products-Miscellaneous - 0.7%
Harbin Electric, Inc.*	5,700	114,114

Electronic Components-Miscellaneous - 0.7%
Sanmina-SCI Corp.*	14,600	117,968

Electronic Components-Semiconductors - 1.8%
Amkor Technology, Inc.*	16,800	93,240
Microsemi Corp.*	6,500	98,995
Skyworks Solutions, Inc.*	7,800	96,018
		288,253
Electronic Design Automations - 0.6%
Mentor Graphics Corp.*	14,000	103,180

Enterprise Software/Services - 2.4%
Informatica Corp.*	4,200	94,290
JDA Software Group, Inc.*	5,000	117,400
Lawson Software, Inc.*	12,800	83,840
Taleo Corp. Cl. A*	4,600	95,036
		390,566
Entertainment Software - 0.5%
Take-Two Interactive Software, Inc.*	7,100	79,875

Finance-Consumer Loans - 1.8%
Encore Capital Group, Inc.*	5,400	92,016
Ocwen Financial Corp.*	10,900	101,588
Portfolio Recovery Associates, Inc.*	2,400	108,072
		301,676
Finance-Investment Bankers/Brokers - 0.5%
MF Global, Ltd.*	13,900	87,431

Food-Canned - 0.6%
Seneca Foods Corp. Cl. A*	4,200	99,330

Food-Miscellaneous/Diversified - 1.6%
Chiquita Brands International, Inc.*	5,900	100,241
M&F Worldwide Corp.*	4,800	158,640
		258,881
Footwear & Related Apparel - 0.7%
Deckers Outdoor Corp.*	1,300	120,419

See Accompanying Notes to Financial Statements

Schedule of Investments
As of November 30, 2009
	Number of Shares	Value
Home Furnishings - 0.7%
La-Z-Boy, Inc.*	12,400	$118,420

Hospital Beds/Equipment - 0.7%
Hill-Rom Holdings, Inc.	5,200	115,336

Human Resources - 0.4%
Emergency Medical Services Corp. Cl. A*	1,400	67,550

Instruments-Scientific - 0.4%
FEI Co.*	2,800	68,376

Internet Applications Software - 0.6%
Cybersource Corp.*	5,600	96,152

Internet Connectivity Services - 0.9%
AboveNet, Inc.*	2,800	143,640

Internet Infrastructure Software - 1.4%
AsiaInfo Holdings, Inc.*	4,700	115,573
TeleCommunication Systems, Inc. Cl. A*	13,900	117,177
		232,750
Intimate Apparel - 0.5%
The Warnaco Group, Inc.*	1,900	77,349

Life/Health Insurance - 0.6%
Delphi Financial Group, Inc. Cl. A	4,800	104,928

Machinery-General Industry - 0.8%
Albany International Corp. Cl. A	7,300	131,984

Marine Services - 0.9%
Aegean Marine Petroleum Network, Inc.	5,700	153,216

Medical Products - 3.2%
Haemonetics Corp.*	1,500	80,070
Hanger Orthopedic Group, Inc.*	7,900	105,386
Invacare Corp.	4,600	114,540
Orthofix International NV*	4,100	124,025
PSS World Medical, Inc.*	5,400	104,490
		528,511
Medical Sterilize Product - 0.7%
STERIS Corp.	3,700	119,547

Medical-Biomedical/Genetics - 2.6%
Human Genome Sciences, Inc.*	5,400	150,228
Incyte Corp., Ltd.*	12,200	101,626
Regeneron Pharmaceuticals, Inc.*	4,200	77,070
Seattle Genetics, Inc.*	9,800	90,944
		419,868
Medical-Drugs - 0.9%
Hi-Tech Pharmacal Co., Inc.*	3,800	71,250
Salix Pharmaceuticals, Ltd.*	3,500	79,800
		151,050
Medical-Generic Drugs - 0.6%
Impax Laboratories, Inc.*	9,000	102,600

Medical-HMO - 0.9%
WellCare Health Plans, Inc.*	4,300	141,857

Medical-Outpatient/Home Medical Care - 0.6%
Almost Family, Inc.*	2,700	97,551

Metal-Aluminum - 0.7%
Century Aluminum Co.*	11,900	116,025

Multi-line Insurance - 0.9%
Unitrin, Inc.	6,900	153,939

Networking Products - 0.7%
Anixter International, Inc.*	2,500	108,050

Oil & Gas Drilling - 1.2%
Atlas Energy, Inc.*	4,000	102,800
Atwood Oceanics, Inc.*	2,700	101,736
		204,536
Oil Companies-Exploration & Production - 3.9%
ATP Oil & Gas Corp.*	5,500	87,725
Berry Petroleum Co. Cl. A	3,700	101,121
Gran Tierra Energy, Inc.*	21,300	121,623
Mariner Energy, Inc.*	7,400	92,574
Stone Energy Corp.*	7,200	136,152
W&T Offshore, Inc.	9,500	98,325
		637,520
Oil-Field Services - 2.3%
Helix Energy Solutions Group, Inc.*	7,500	88,200
Hercules Offshore, Inc.*	17,600	89,936
Hornbeck Offshore Services, Inc.*	3,800	86,678
Tetra Technologies, Inc.*	10,500	108,780
		373,594
Paper & Related Products - 3.7%
Boise, Inc.*	34,000	166,260
Clearwater Paper Corp.*	3,100	152,303
Domtar Corp.*	2,900	163,618
Schweitzer-Mauduit International, Inc.	2,000	123,120
		605,301
Pharmacy Services - 0.6%
Catalyst Health Solutions, Inc.*	2,800	95,228

Physical Practice Management - 0.6%
IPC The Hospitalist Co., Inc.*	3,100	97,526

Physical Therapy/Rehabilitation Centers - 0.8%
RehabCare Group, Inc.*	4,400	123,948

Printing-Commercial - 0.7%
Cenveo, Inc.*	14,700	112,896

Property/Casualty Insurance - 0.6%
Amtrust Financial Services, Inc.	8,900	106,355

Publishing-Books - 0.6%
Scholastic Corp.	4,000	100,840

Real Estate Management/Service - 0.6%
E-House China Holdings, Ltd. - ADR*	5,300	103,085

Real Estate Operation/Development - 0.8%
Forest City Enterprises, Inc. Cl. A*	12,300	131,979

Reinsurance - 0.6%
Maiden Holdings, Ltd.	12,500	94,250

Rental Auto/Equipment - 0.5%
United Rentals, Inc.*	9,500	87,590

Retail-Apparel/Shoe - 4.3%
AnnTaylor Stores Corp.*	8,200	114,636
Collective Brands, Inc.*	6,700	129,578
Genesco, Inc.*	4,800	125,472
Hanesbrands, Inc.*	5,000	120,050
Phillips-Van Heusen Corp.	2,700	108,000
The Finish Line, Inc. Cl. A	12,400	109,740
		707,476
Retail-Automobile - 0.5%
Sonic Automotive, Inc. Cl. A*	9,400	83,190

Retail-Discount - 0.7%
HSN, Inc.*	6,600	118,272

See Accompanying Notes to Financial Statements

U.S. Emerging Growth Fund
Schedule of Investments
As of November 30, 2009
	Number of Shares	Value
Retail-Gardening Products - 0.6%
Tractor Supply Co.*	2,100	$98,049

Retail-Office Supplies - 0.6%
OfficeMax, Inc.*	9,100	96,278

Retail-Pawn Shops - 0.7%
First Cash Financial Services, Inc.*	6,300	120,330

Retail-Perfume & Cosmetics - 0.6%
Sally Beauty Holdings, Inc.*	15,000	104,700

Retail-Petroleum Products - 0.6%
World Fuel Services Corp.	1,900	101,042

Retail-Restaurants - 0.6%
Cracker Barrel Old Country Store, Inc.	2,400	90,144

Retail-Sporting Goods - 0.8%
Big 5 Sporting Goods Corp.	7,600	124,184

Rubber-Tires - 0.8%
Cooper Tire & Rubber Co.	7,300	130,816

Satellite Telecommunications - 0.7%
GeoEye, Inc.*	3,800	118,446

Seismic Data Collection - 0.9%
ION Geophysical Corp.*	26,500	144,160

Semiconductor Components-Integrated Circuits - 1.8%
Cirrus Logic, Inc.*	22,200	120,546
Integrated Device Technology, Inc.*	14,300	80,938
Pericom Semiconductor Corp.*	9,400	96,914
		298,398
Semiconductor Equipment - 0.6%
Tessera Technologies, Inc.*	4,000	94,680

Telecommunication Equipment-Fiber Optics - 0.8%
Finisar Corp.*	14,200	129,220

Telecommunications Services - 1.3%
Knology, Inc.*	10,000	98,600
TW Telecom, Inc. Cl. A*	8,000	116,400
		215,000
Therapeutics - 0.4%
Onyx Pharmaceuticals, Inc.*	2,500	71,525

Transactional Software - 0.7%
Solera Holdings, Inc.	3,400	118,864

Transport-Air Freight - 0.8%
Atlas Air Worldwide Holdings, Inc.*	4,200	123,060

Transport-Marine - 1.5%
Genco Shipping & Trading, Ltd.*	5,800	136,184
Navios Maritime Holdings, Inc.	17,800	102,884
		239,068
Transport-Rail - 0.6%
Kansas City Southern*	3,400	97,342

Transport-Truck - 0.6%
Saia, Inc.*	7,200	103,824

Web Portals/ISP - 0.5%
United Online, Inc.	11,600	78,880

Wire & Cable Products - 0.8%
Belden, Inc.	5,700	126,084
Total Common Stock (Cost: $13,857,372)		16,033,533
Limited Partnerships - 0.7%
Pipelines - 0.7%
Targa Resources Partners LP
(Cost $78,695)	5,600	$111,888

	Principal Amount
Short Term Investments - 1.7%
Time Deposit - 1.7%
Wells Fargo - Grand Cayman
0.030%, 12/01/09 (Cost: $281,141)	$281,141	281,141
Total Investments - 99.9% (Cost: $14,217,208)		16,426,562
Other Assets in Excess of Liabilities - 0.1%		15,044
Net Assets - 100.0%		$16,441,606

*	Non-income producing securities.
ADR - American Depositary Receipt

Schedule of Investments by Sector
as of November 30, 2009
Sector	Percent of Net Assets
Consumer, Non-cyclical	25.0%
Consumer, Cyclical	18.0
Industrial	11.3
Technology	11.4
Communications	9.9
Energy	9.7
Financial	7.2
Basic Materials	5.0
Diversified	0.7
Short Term Investments	1.7
Total Investments	99.9
Other assets in excess of liabilities	0.1
Net Assets	100.0%

See Accompanying Notes to Financial Statements

U.S. Small to Mid Cap Growth Fund

Management Team:  John C. McCraw, Portfolio Manager; Robert S. Marren, Portfolio Manager

Chief Investment Officer:  Horacio A. Valeiras, CFA

Goal:  The U.S. Small to Mid Cap Growth Fund seeks to maximize long-term capital appreciation by investing primarily in stocks from a universe of U.S. companies with small to mid (SMID) market capitalizations similar to the Russell 2500 Growth Index at time of purchase.

Market Overview:  U.S. equities posted significant gains during the eight months ended November 30, 2009. The rally — one of the steepest in Wall Street history — lifted stock prices higher across all major styles and capitalization segments of the market.

During the period, the Federal Reserve held short-term interest rates steady, after having lowered them to near zero at the height of the credit crisis. The central bank also pumped massive amounts of liquidity into the financial system by making loans and asset purchases. On the fiscal front, some of the $787 billion stimulus package worked its way into the economy via tax credits, the “cash for clunkers” auto trade-in program and other spending initiatives.

The government’s aggressive policies helped thaw the credit markets and jump-start the economy. Following a 6.4% annual drop in the first quarter of 2009, GDP fell just 0.7% in the second quarter and rose 2.2% in the third quarter. Moreover, existing homes sales spiked to their highest level since early 2007, a key home-price index advanced for five straight months and manufacturing activity hit a three and a-half year high. That said, several indicators suggested that the recovery would be gradual, including the unemployment rate which reached 10.2% in October 2009.

In addition to improvement in the economy, better-than-expected corporate profits — albeit off low expectations — also boosted investor sentiment. As November drew to a close, small-cap companies that had reported third-quarter earnings were beating estimates by about 4%, on average, and mid caps were ahead by about 9%.

Performance:  During the eight months ended November 30, 2009, the Fund’s Class I shares gained 47.23%. The Fund outperformed the Russell 2500 Growth Index, which rose 39.86% during the same period.

Portfolio Specifics:  The primary driver of the Fund’s outperformance was stock selection, which was strongest in the energy sector. One position that performed especially well was coal producer Massey Energy. The company has been taking market share from smaller rivals whose higher cost structures and weaker financial positions made them vulnerable in the economic downturn. Massey is also benefiting from a favorable supply/demand outlook for metallurgical (met) coal used in steelmaking, since it has spare met coal production capacity.

Stock selection in the materials, industrials and information technology sectors also had a major positive impact on relative results. Top-performing holdings included Domtar, a paper producer that strengthened its balance sheet; Bucyrus International, a mining equipment manufacturer that benefited from a rebound in orders; and Stec, a supplier of data storage devices whose enterprise solid-state drive (SSD) business is ramping up.

Areas of relative weakness included stock selection in the health care sector, where a handful of biotechnology names had negative returns.

Market Outlook:  The economy continues to face meaningful headwinds, including the weak job market and tepid bank lending. However, several positive factors could drive additional equity market gains in the coming months. For example, the Fed has resolved to keep interest rates low for an extended period of time, and corporate earnings are expected to show strong growth in 2010. Additionally, companies have large amounts of cash on their balance sheets, which could lead to increased merger and acquisition activity.

Whatever direction the broad market might take, we believe that the Fund will continue to benefit from our focus on company-specific fundamentals.

Comparison of Change in Value of a $250,000 Investment in U.S. Small to Mid Cap Growth Fund Class I Shares with the Russell 2500 Growth Index.

Annualized Total Returns As of 11/30/09
	1 Year	Since Inception
U.S. Small to Mid Cap Growth Fund Class I	40.49%	–9.20%
Russell 2500 Growth Index	38.18%	–9.54%

The graph above shows the value of a hypothetical $250,000 investment in the Fund’s Class I shares with the Russell 2500 Growth Index for the periods indicated. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. The Class I shares commenced operations on July 31, 2007. The total returns shown above do not show the effects of income taxes on an individuals’ investment. In most cases, taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. Past performance cannot guarantee future results.

U.S. Small to Mid Cap Growth Fund

The Russell 2500 Growth Index is an unmanaged index comprised of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2500 Index is an unmanaged index generally representative of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index. Unless otherwise noted, index returns reflect the reinvestment of income, dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing.

Investors may not make direct investments into any index. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions. You may have a gain or loss when you sell shares. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

U.S. Small to Mid Cap Growth Fund
Schedule of Investments
As of November 30, 2009
	Number of Shares	Value
Common Stock - 97.7%
Aerospace/Defense-Equipment - 0.8%
AAR Corp.*	1,900	$35,454

Apparel Manufacturers - 0.6%
Jones Apparel Group, Inc.	1,700	28,815

Applications Software - 3.5%
China TransInfo Technology Corp.*	4,300	31,906
Ebix, Inc.*	1,000	51,910
Nuance Communications, Inc.*	2,770	42,076
Red Hat, Inc.*	1,200	32,040
		157,932
Auto/Truck Parts & Equipment-Original - 1.5%
American Axle & Manufacturing
Holdings, Inc.*	5,200	32,500
ArvinMeritor, Inc.*	4,700	38,117
		70,617
Batteries/Battery Systems - 0.6%
Energizer Holdings, Inc.*	500	28,170

Broadcast Services/Programming - 1.5%
DG FastChannel, Inc.*	1,300	35,035
Liberty Media Corp. - Capital*	1,600	35,344
		70,379
Building-Heavy Construction - 0.7%
Chicago Bridge & Iron Co. Cl. Y*	1,800	31,662

Casino Services - 0.7%
Bally Technologies, Inc.*	800	33,224

Cellular Telecommunications - 0.7%
Cellcom Israel, Ltd.	1,000	31,010

Chemicals-Diversified - 0.8%
Celanese Corp. Cl. A	1,300	38,688

Chemicals-Specialty - 0.7%
Ashland, Inc.	900	32,337

Coal - 2.4%
James River Coal Co.*	1,800	32,994
Massey Energy Co.	1,100	41,426
Walter Energy, Inc.	500	34,300
		108,720
Commercial Services - 2.0%
AerCap Holdings NV*	3,800	31,160
Alliance Data Systems Corp.*	700	42,693
DynCorp International, Inc. Cl. A*	1,200	16,776
		90,629
Commercial Services-Finance - 3.2%
Dollar Financial Corp.*	2,000	48,840
Net 1 UEPS Technologies, Inc.*	2,000	37,360
TNS, Inc.*	1,200	30,060
Wright Express Corp.*	1,000	29,170
		145,430
Computer Aided Design - 0.8%
Parametric Technology Corp.*	2,500	37,650

Computers-Memory Devices - 0.8%
Xyratex, Ltd.*	3,300	37,191

Consumer Products-Miscellaneous - 3.3%
Fortune Brands, Inc.	800	30,728
Jarden Corp.	1,700	46,665
Scotts Miracle-Gro Co. Cl. A	1,000	39,930
Tupperware Brands Corp.	700	32,585
		149,908
Containers-Metal/Glass - 0.9%
Greif, Inc. Cl. A	700	39,102

Containers-Paper/Plastic - 0.7%
Rock-Tenn Co. Cl. A	710	32,071

Diagnostic Kits - 0.8%
Inverness Medical Innovations, Inc.*	900	37,845

Distribution/Wholesale - 0.8%
Brightpoint, Inc.*	5,000	35,900

Diversified Manufacturing Operations - 0.7%
Textron, Inc.	1,700	34,085

E-Commerce/Services - 1.6%
IAC/InterActiveCorp*	2,000	38,900
Liberty Media Corp. - Interactive*	3,000	31,920
		70,820
Electric Products-Miscellaneous - 1.0%
SmartHeat, Inc.*	3,400	44,948

Electronic Components-Miscellaneous - 0.6%
Sanmina-SCI Corp.*	3,400	27,472

Electronic Components-Semiconductors - 2.7%
Amkor Technology, Inc.*	4,700	26,085
LSI Corp.*	5,210	27,561
Rovi Corp.*	1,270	37,859
Skyworks Solutions, Inc.	2,640	32,498
		124,003
Electronic Design Automations - 0.6%
Mentor Graphics Corp.*	3,700	27,269

Engineering/R & D Services - 0.7%
McDermott International, Inc.*	1,500	31,410

Enterprise Software/Services - 1.5%
Informatica Corp.*	1,400	31,430
Sybase, Inc.*	900	36,216
		67,646
Finance-Consumer Loans - 1.4%
Ocwen Financial Corp.*	3,900	36,348
Portfolio Recovery Associates, Inc *	650	29,269
		65,617
Financial Guarantee Insurance - 0.7%
Assured Guaranty, Ltd.	1,500	34,020

Food-Miscellaneous/Diversified - 1.7%
Chiquita Brands International, Inc.*	1,700	28,883
M&F Worldwide Corp.*	1,500	49,575
		78,458
Home Decoration Products - 0.7%
Newell Rubbermaid, Inc.	2,100	30,471

Home Furnishings - 0.9%
La-Z-Boy, Inc.*	4,100	39,155

Hospital Beds/Equipment - 0.8%
Hill-Rom Holdings, Inc.	1,600	35,488

See Accompanying Notes to Financial Statements

U.S. Small to Mid Cap Growth Fund
Schedule of Investments
As of November 30, 2009
	Number of Shares	Value
Hotels & Motels - 0.9%
Wyndham Worldwide Corp.	2,300	$42,711

Human Resources - 0.9%
Hewitt Associates, Inc. Cl. A*	1,000	40,180

Internet Applications Software - 0.7%
Cybersource Corp.*	1,850	31,764

Internet Connectivity Services - 0.9%
AboveNet, Inc.*	800	41,040

Internet Infrastructure Software - 0.7%
AsiaInfo Holdings, Inc.*	1,300	31,967

Internet Security - 0.7%
McAfee, Inc.*	880	33,572

Intimate Apparel - 0.4%
The Warnaco Group, Inc.*	500	20,355

Life/Health Insurance - 0.7%
Delphi Financial Group, Inc. Cl. A	1,400	30,604

Machinery-Construction & Mining - 0.8%
Bucyrus International, Inc. Cl. A	700	36,253

Machinery-General Industry - 0.8%
Albany International Corp. Cl. A	2,100	37,968

Marine Services - 0.9%
Aegean Marine Petroleum Network, Inc.	1,500	40,320

Medical Instruments - 0.8%
Edwards Lifesciences Corp.*	450	37,026

Medical Products - 1.6%
Orthofix International NV*	1,200	36,300
PSS World Medical, Inc.*	1,800	34,830
		71,130
Medical Sterilize Product - 0.7%
STERIS Corp.	1,000	32,310

Medical-Biomedical/Genetics - 3.1%
Alexion Pharmaceuticals, Inc.*	630	28,570
Bio-Rad Laboratories, Inc. Cl. A*	430	41,577
Human Genome Sciences, Inc.*	1,200	33,384
Life Technologies Corp.*	800	39,824
		143,355
Medical-Drugs - 0.8%
Biovail Corp.	2,600	37,518

Medical-Generic Drugs - 0.8%
Mylan, Inc.*	2,100	37,527

Medical-HMO - 1.0%
WellCare Health Plans, Inc.*	1,400	46,186

Medical-Hospitals - 0.8%
Community Health Systems, Inc.*	1,200	36,612

Metal-Aluminum - 0.7%
Century Aluminum Co.*	3,050	29,738

Networking Products - 0.9%
Anixter International, Inc.	900	38,898

Oil & Gas Drilling - 1.4%
Atlas Energy, Inc.*	1,200	30,840
Atwood Oceanics, Inc.*	850	32,028
		62,868

Oil Companies-Exploration & Production - 3.5%
Berry Petroleum Co. Cl. A	1,200	32,796
Comstock Resources, Inc.*	700	25,991
Gran Tierra Energy, Inc.*	7,400	42,254
Stone Energy Corp.*	1,700	32,147
W&T Offshore, Inc.	2,600	26,910
		160,098
Oil-Field Services - 2.0%
Hercules Offshore, Inc.*	5,550	28,361
Hornbeck Offshore Services, Inc.*	1,200	27,372
Tetra Technologies, Inc.*	3,300	34,188
		89,921
Paper & Related Products - 3.6%
Boise, Inc.*	7,600	37,164
Clearwater Paper Corp.*	800	39,304
Domtar Corp.*	800	45,136
Schweitzer-Mauduit International, Inc.	700	43,092
		164,696
Physical Practice Management - 0.6%
IPC The Hospitalist Co., Inc.*	920	28,943

Printing-Commercial - 0.9%
RR Donnelley & Sons Co.	2,100	43,218

Publishing-Books - 0.7%
Scholastic Corp.	1,300	32,773

Publishing-Newspapers - 0.6%
Gannett Co., Inc.	2,600	25,714

Real Estate Management/Service - 0.6%
E-House China Holdings, Ltd. - ADR*	1,500	29,175

Real Estate Operation/Development - 0.9%
Forest City Enterprises, Inc. Cl. A*	3,800	40,774

Respiratory Products - 0.8%
ResMed, Inc.*	680	34,184

Retail-Apparel/Shoe - 4.8%
AnnTaylor Stores Corp.*	2,700	37,746
Collective Brands, Inc.*	1,900	36,746
Genesco, Inc.*	1,400	36,596
Guess ?, Inc.	1,000	37,050
Hanesbrands, Inc.*	1,700	40,817
Phillips-Van Heusen Corp.	700	28,000
		216,955
Retail-Office Supplies - 0.6%
OfficeMax, Inc.*	2,400	25,392

Retail-Petroleum Products - 0.7%
World Fuel Services Corp.	600	31,908

Rubber-Tires - 0.9%
Cooper Tire & Rubber Co.	2,200	39,424

Satellite Telecommunications - 0.9%
GeoEye, Inc.*	1,300	40,521

Seismic Data Collection - 1.0%
ION Geophysical Corp.*	8,400	45,696

Semiconductor Components - Integrated Circuits - 0.6%
Integrated Device Technology, Inc.*	5,000	28,300
See Accompanying Notes to Financial Statements

Schedule of Investments
As of November 30, 2009
	Number of Shares	Value
Semiconductor Equipment - 1.3%
Teradyne, Inc.*	4,050	$35,883
Tessera Technologies, Inc.*	1,000	23,670
		59,553
Telecommunication Equipment - 0.7%
CommScope, Inc.*	1,300	32,669

Telecommunication Equipment-Fiber Optics - 0.9%
Finisar Corp.*	4,500	40,950

Telecommunications Services - 0.9%
TW Telecom, Inc. Cl. A*	2,700	39,285

Transactional Software - 0.8%
Solera Holdings, Inc.	1,100	38,456

Transport-Air Freight - 1.0%
Atlas Air Worldwide Holdings, Inc.*	1,500	43,950

Transport-Marine - 0.8%
Genco Shipping & Trading, Ltd.*	1,500	35,220

Transport-Rail - 0.7%
Kansas City Southern*	1,100	31,493

Vitamins & Nutrition Products - 1.0%
Herbalife, Ltd.	1,100	46,134

Web Portals/ISP - 0.6%
United Online, Inc.	4,000	27,200

Wire & Cable Products - 0.9%
Belden, Inc.	1,800	39,816
Total Common Stock (Cost: $3,633,376)		4,455,916
Limited Partnerships - 0.7%
Pipelines - 0.7%
Targa Resources Partners LP
(Cost $21,342)	1,600	31,968

	Principal Amount
Short Term Investments - 1.4%
Time Deposit - 1.4%
Citibank London
0.030%, 12/01/09 (Cost: $65,000)	$65,000	65,000
Total Investments - 99.8% (Cost: $3,719,718)		4,552,884
Other Assets in Excess of Liabilities - 0.2%		8,152
Net Assets - 100.0%		$4,561,036

*	Non-income producing securities.
ADR - American Depositary Receipt

Schedule of Investments by Sector as of November 30, 2009
Sector	Percent of Net Assets
Consumer, Non-cyclical	26.6%
Consumer, Cyclical	13.5
Communications	12.9
Technology	12.7
Industrial	11.6
Energy	10.9
Basic Materials	5.8
Financial	4.4
Short Term Investments	1.4
Total Investments	99.8
Other assets in excess of liabilities	0.2
Net Assets	100.0%

See Accompanying Notes to Financial Statements

U.S. Convertible Fund

Management Team:  Douglas G. Forsyth, CFA, Portfolio Manager; William L. Stickney, Portfolio Manager; Justin Kass, CFA, Portfolio Manager; Michael E.Yee, Portfolio Manager

Chief Investment Officer:  Horacio A. Valeiras, CFA

Goal:  The U.S. Convertible Fund seeks to maximize total return consisting of capital appreciation and current income by investing primarily in securities that are convertible into common stock, across all ratings and capitalization ranges.

Market Overview:  During the eight months ended November 30, 2009, the convertible market generated a positive return. The Merrill Lynch All Convertibles All Qualities Index rose 39.37%, with gains in every month but October 2009. By way of comparison, the S&P 500 Index and NASDAQ Composite Index were up 39.42% and 40.30%, respectively, over the same period.

Historically, convertibles have had a high correlation to movements in the underlying equity, with downside protection versus equities. More recently, however, credit has been the greater driver of returns. In 2008, the convertible universe participated in most of the downside of the equity markets, as rapidly widening corporate bond spreads caused the bond floors to fall. Through November of this year, credit continued to be the biggest driver of returns. As the capital markets opened up and access to capital improved, credit spreads tightened dramatically, sending all corporate bond prices higher.

During the eight-month period, every industry within the convertible market posted a substantial gain. Consumer discretionary, transportation and financials turned in the best results, while health care, consumer staples and utilities trailed the other sectors. Nearly all of the bond-like, or “busted,” convertibles rose significantly in price. Because many of these issues rarely trade, the liquidity was not there to build a position even if an issue was identified as a good candidate for purchase.

Performance:  During the eight months ended November 30, 2009, the Fund’s Class I shares gained 27.85% and the Merrill Lynch All Convertibles All Qualities Index rose 39.37%.

Portfolio Specifics:  The most distressed names in the convertible universe posted the strongest results, as numerous companies raised capital in the credit and equity markets. This negatively impacted the Fund’s relative performance, since the portfolio was underweight bond-like, distressed convertibles.

Positions in the technology and financial industries helped performance. Several technology issuers advanced as earnings beat expectations and earnings guidance was positive. Select financials benefited from capital raises and better trading and investment banking revenue. Positions in health care and telecommunications hurt performance. A number of the Fund’s health care holdings declined due to the uncertainty surrounding health care reform, and a rotation from defensive, low-beta industries into high-beta industries. The rotation into high-beta industries had a similar effect on telecom names.

As the equity markets improved during the period, the Fund’s conversion premium returned to a more balanced, asymmetric risk-return level. As of November 30, the Fund’s conversion premium was 33% versus 75% for the market.

Market Outlook:  Year to date, improving credit conditions have played the most significant role in the recovery of the convertible market. While credit will continue to play an important role, we expect the equity component of the convertible bond to become a bigger driver of returns. With respect to equities, investor sentiment and economic data have improved. That said, we believe there needs to be more evidence of an economic recovery for there to be a sustainable rally in stocks.

We continue to build the Fund one security at a time by finding companies that are opportunistically capitalizing on change. We are also maintaining our discipline of seeking to identify the best convertibles with the optimal risk/reward profile: 70-80% of the upside and 40-50% of the downside.

Comparison of Change in Value of a $250,000 Investment in U.S. Convertible Fund Class I, II and IV Shares with the Merrill Lynch All Convertibles, All Qualities Index.

Annualized Total Returns As of 11/30/09
	1 Year	5 Years	10 Years
U.S. Convertible Fund Class I	39.98%	6.44%	4.43%
Merrill Lynch All Convertibles All Qualities Index	50.95%	2.37%	3.16%

U.S. Convertible Fund

Annualized Total Returns As of 11/30/09
	1 Year	5 Years	10 Years
U.S. Convertible Fund Class II	40.19%	6.54%	4.48%
Merrill Lynch All Convertibles All Qualities Index	50.95%	2.37%	3.16%

Annualized Total Returns As of 11/30/09
	1 Year	5 Years	10 Years
U.S. Convertible Fund Class IV	40.38%	6.60%	4.51%
Merrill Lynch All Convertibles All Qualities Index	50.95%	2.37%	3.16%

The graphs above show the value of a hypothetical $250,000 investment in the Fund’s Class I, II and IV shares compared with the Merrill Lynch All Convertibles, All Qualities Index for the periods indicated. The Fund’s Class I, II and IV shares calculate their performance based upon the historical performance of their corresponding series of Nicholas-Applegate Mutual Funds (renamed ING Mutual Funds), adjusted to reflect all fees and expenses applicable to the Fund’s Class I, II and IV shares. The Nicholas-Applegate Institutional Funds’ Class I shares were first available on May 7, 1999, Class II shares on September 30, 2005 and Class IV shares on December 30, 2006. The historical performance of Class II and IV shares includes the performance of Class I shares for periods prior to the inception of Class II and IV. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. The total returns shown above do not show the effects of income taxes on an individual’s investment. In most cases, taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. Past performance cannot guarantee future results.

The Merrill Lynch All Convertibles All Qualities Index represents convertible securities spanning all corporate sectors and having a par amount outstanding of $25 Mil+. Maturities must be at least one year. The coupon range must be equal to or greater than zero and all qualities of bonds are included. Preferred equity redemption stocks are not included nor are component bonds once they are converted into corporate stock.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expense of investing. One cannot invest directly in an index.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions. You may have a gain or loss when you sell your shares. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

U.S. Convertible Fund

Schedule of Investments
As of November 30, 2009
	Principal Amount	Value
Convertible Corporate Bonds - 77.6%
Aerospace/Defense-Equipment - 1.2%
AAR Corp.
1.750%, 02/01/26	$5,270,000	$4,881,338

Applications Software - 1.3%
Nuance Communications, Inc.
2.750%, 08/15/27	5,005,000	5,424,169

Auto/Truck Parts & Equipment-Original - 1.7%
BorgWarner, Inc.
3.500%, 04/15/12	3,880,000	4,626,899
TRW Automotive, Inc. 144A#
3.500%, 12/01/15	2,665,000	2,711,638
		7,338,537
Auto-Cars/Light Trucks - 1.7%
Ford Motor Co.
4.250%, 12/15/36	6,380,000	7,273,199

Auto-Medium & Heavy Duty Trucks - 0.6%
Navistar International Corp.
3.000%, 10/15/14	2,825,000	2,676,688

Batteries/Battery Systems - 1.0%
EnerSys•
3.375%, 06/01/38	4,840,000	4,295,500

Brewery - 1.0%
Molson Coors Brewing Co.
2.500%, 07/30/13	3,985,000	4,418,369

Broadcast Services/Programming - 1.2%
Liberty Media LLC
3.125%, 03/30/23	5,205,000	5,224,519

Building-Residential/Commercial - 1.1%
DR Horton, Inc.
2.000%, 05/15/14	4,190,000	4,514,725

Casino Services - 1.4%
International Game Technology 144A#
3.250%, 05/01/14	4,655,000	5,714,013

Coal - 1.4%
Peabody Energy Corp.
4.750%, 12/15/41	6,125,000	6,033,125

Commercial Services - 2.5%
Alliance Data Systems Corp.
1.750%, 08/01/13	5,935,000	5,838,555
Alliance Data Systems Corp. 144A#
4.750%, 05/15/14	385,000	566,431
Quanta Services, Inc.
3.750%, 04/30/26	3,835,000	3,978,813
		10,383,799
Commercial Services-Finance - 1.0%
Coinstar, Inc.
4.000%, 09/01/14	4,205,000	4,089,363

Computer Services - 1.1%
DST Systems, Inc.
4.125%, 08/15/23	4,560,000	4,805,100

Computers-Memory Devices - 4.3%
EMC Corp./Massachusetts
1.750%, 12/01/13	4,940,000	6,026,800
Maxtor Corp.
2.375%, 08/15/12	5,700,000	6,098,999
NetApp, Inc.
1.750%, 06/01/13	4,615,000	5,411,088
		17,536,887
Diagnostic Kits - 1.4%
Inverness Medical Innovations, Inc.
3.000%, 05/15/16	5,025,000	5,772,469

Diversified Manufacturing Operations - 1.0%
Textron, Inc.
4.500%, 05/01/13	2,605,000	4,421,988

Electronic Components-Semiconductors - 4.8%
Advanced Micro Devices, Inc.
5.750%, 08/15/12	4,085,000	4,018,619
Intel Corp. 144A#
3.250%, 08/01/39	5,140,000	5,711,824
Micron Technology, Inc.
4.250%, 10/15/13	2,770,000	4,570,500
ON Semiconductor Corp.
2.625%, 12/15/26	4,695,000	4,806,506
Skyworks Solutions, Inc.
1.500%, 03/01/12	625,000	884,375
		19,991,824
Electronic Measure Instruments - 1.3%
Itron, Inc.
2.500%, 08/01/26	4,520,000	5,395,750

Energy-Alternate Sources - 1.1%
Covanta Holding Corp. 144A#
3.250%, 06/01/14	4,305,000	4,751,644

Gold Mining - 1.4%
Newmont Mining Corp.
1.250%, 07/15/14	4,335,000	5,841,413

Home Decoration Products - 1.1%
Newell Rubbermaid, Inc.
5.500%, 03/15/14	2,570,000	4,751,288

Hospital Beds/Equipment - 1.2%
Kinetic Concepts, Inc. 144A#
3.250%, 04/15/15	5,285,000	4,908,444

Hotels & Motels - 1.3%
Wyndham Worldwide Corp.
3.500%, 05/01/12	3,585,000	5,668,781

Instruments-Scientific - 1.4%
Fisher Scientific International, Inc.
3.250%, 03/01/24	4,370,000	5,724,700

Internet Infrastructure Software - 0.9%
TeleCommunication Systems, Inc. 144A#
4.500%, 11/01/14	3,375,000	3,681,450

Internet Security - 2.7%
Symantec Corp.
1.000%, 06/15/13	5,170,000	5,855,024
VeriSign, Inc.
3.250%, 08/15/37	6,695,000	5,607,063
		11,462,087

See Accompanying Notes to Financial Statements

U.S. Convertible Fund

Schedule of Investments
As of November 30, 2009
	Principal Amount	Value
Investment Management/Advisor Services - 2.4%
BlackRock, Inc.
2.625%, 02/15/35	$2,500,000	$5,712,499
Janus Capital Group, Inc.
3.250%, 07/15/14	3,875,000	4,572,500
		10,284,999
Machinery-General Industry - 1.1%
Roper Industries, Inc.•
0.000%, 01/15/34	6,855,000	4,430,044

Medical Instruments - 0.4%
NuVasive, Inc.
2.250%, 03/15/13	1,830,000	1,813,988

Medical-Biomedical/Genetics - 3.7%
Gilead Sciences, Inc. 144A#
0.625%, 05/01/13	1,905,000	2,455,069
Gilead Sciences, Inc.
0.625%, 05/01/13	1,970,000	2,538,838
Life Technology Corp.
2.000%, 08/01/23	3,460,000	5,133,774
United Therapeutics Corp.
0.500%, 10/15/11	4,155,000	5,370,337
		15,498,018
Medical-Drugs - 2.1%
Biovail Corp. 144A#
5.375%, 08/01/14	4,695,000	5,557,705
Valeant Pharmaceuticals International
4.000%, 11/15/13	2,555,000	3,094,744
		8,652,449
Medical-Generic Drugs - 1.4%
Mylan, Inc./PA 144A#
3.750%, 09/15/15	3,825,000	5,751,844

Metal-Aluminum - 0.7%
Alcoa, Inc.
5.250%, 03/15/14	1,460,000	3,082,425

Motion Pictures & Services - 1.2%
Macrovision Corp.
2.625%, 08/15/11	4,210,000	5,036,213

Networking Products - 1.3%
Anixter International, Inc.
1.000%, 02/15/13	5,835,000	5,411,963

Oil Companies-Exploration & Production - 1.6%
Chesapeake Energy Corp.
2.500%, 05/15/37	7,720,000	6,658,499

Oil Field Machinery & Equipment - 1.2%
Cameron International Corp.
2.500%, 06/15/26	4,125,000	5,249,063

Oil-Field Services - 2.4%
Oil States International, Inc.
2.375%, 07/01/25	3,840,000	4,996,800
Schlumberger, Ltd.
2.125%, 06/01/23	3,275,000	5,280,937
		10,277,737
REITS-Diversified - 1.3%
Digital Realty Trust LP 144A#
4.125%, 08/15/26	3,420,000	5,275,350

REITS-Office Property - 2.5%
Alexandria Real Estate Equities, Inc. 144A#
8.000%, 04/15/29	3,340,000	5,222,925
Boston Properties LP
3.750%, 05/15/36	5,150,000	5,323,812
		10,546,737
Rental Auto/Equipment - 1.1%
Hertz Global Holdings, Inc.
5.250%, 06/01/14	3,295,000	4,662,425

Semiconductor Equipment - 1.3%
Teradyne, Inc.
4.500%, 03/15/14	2,980,000	5,356,550

Steel-Producers - 1.4%
Steel Dynamics, Inc.
5.125%, 06/15/14	4,895,000	6,008,613

Telecommunication Equipment-Fiber Optics - 0.7%
Finisar Corp. 144A#
5.000%, 10/15/29	2,620,000	2,924,575

Telecommunications Services - 2.3%
MasTec, Inc.
4.000%, 06/15/14	3,770,000	3,991,488
TW Telecom, Inc.
2.375%, 04/01/26	5,575,000	5,658,624
		9,650,112
Therapeutics - 1.1%
Onyx Pharmaceuticals, Inc.
4.000%, 08/15/16	4,450,000	4,678,063

Toys - 1.4%
Hasbro, Inc.
2.750%, 12/01/21	4,324,000	6,053,600

Web Hosting/Design - 1.2%
Equinix, Inc.
2.500%, 04/15/12	4,885,000	5,190,313

Wire & Cable Products - 1.1%
General Cable Corp.
0.875%, 11/15/13	5,485,000	4,765,094

Wireless Equipment - 0.6%
SBA Communications Corp. 144A#
4.000%, 10/01/14	2,085,000	2,621,888
Total Convertible Corporate Bonds
(Cost: $299,093,572)		326,861,731
Convertible Preferred Stock - 17.5%
Agricultural Operations - 1.1%
Bunge, Ltd.
4.875%, 12/31/49	54,910	4,735,988

Chemicals-Diversified - 1.2%
Celanese Corp.
4.250%, 12/31/49	136,085	5,173,952

Electric-Generation - 1.3%
AES Trust III
6.750%, 10/15/29	117,488	5,363,327

Finance-Consumer Loans - 0.9%
SLM Corp.
7.250%, 12/15/10	6,600	3,986,400

See Accompanying Notes to Financial Statements

U.S. Convertible Fund

Schedule of Investments
As of November 30, 2009

	Principal Amount	Value
Financial Guarantee Insurance - 1.2%
Assured Guaranty, Ltd.
8.500%, 06/01/12	$53,765	$5,032,942

Medical-Drugs - 1.0%
Merck & Co., Inc.
6.000%, 08/13/10	16,035	4,067,278

Metal-Diversified - 1.6%
Freeport-McMoRan Copper &
Gold, Inc.
6.750%, 05/01/10	57,765	6,830,710

Multi-line Insurance - 1.3%
XL Capital, Ltd.
10.750%, 08/15/11	192,225	5,416,901

Office Supplies & Forms - 1.2%
Avery Dennison Corp.
7.875%, 11/15/20	120,650	4,929,759

Oil Companies-Exploration & Production - 1.3%
Whiting Petroleum Corp.
6.250%, 12/31/49	33,355	5,368,821

REITS-Regional Malls - 1.3%
Simon Property Group, Inc.
6.000%, 12/31/49	89,800	5,590,050

Super-Regional Banks-US - 4.1%
Bank of America Corp.
7.250%, 12/31/49	6,630	5,652,075
Fifth Third Bancorp
8.500%, 12/31/49	48,700	5,937,503
Wells Fargo & Co.
7.500%, 12/31/49	6,375	5,686,500
		17,276,078
Total Convertible Preferred Stock (Cost: $58,505,676)		73,772,206

	Number of Shares
Common Stock - 1.6%
Retail-Major Department Stores - 0.7%
TJX Cos, Inc.	81,981	3,146,431
Wireless Equipment - 0.9%
American Tower Corp. Cl. A*	85,197	3,486,261
Total Common Stock (Cost: $4,891,373)		6,632,692
Short Term Investments - 2.9%
Time Deposit - 2.9%
Citibank London
0.030%, 12/01/09 (Cost: $12,243,498)	12,243,498	12,243,498
Total Investments - 99.6% (Cost: $374,734,119)		419,510,127
Other Assets in Excess of Liabilities - 0.4%		1,701,117
Net Assets - 100.0%		$421,211,244

#	144A Security. Certain condition for public sale may exist. The total market value of 144A securities owned at November 30, 2009 was $57,854,800 or 13.73% of net assets.
•	Step Bond: Coupon is a fixed rate for an initial period then resets at a specific date and rate.
*	Non-income producing securities.
REIT - Real Estate Investment Trust

Schedule of Investments by Sector as of November 30, 2009
Percent of
Sector	Net Assets
Consumer, Non-cyclical	20.0%
Financial	15.1
Technology	12.6
Consumer, Cyclical	12.4
Communications	11.8
Energy	9.1
Industrial	8.0
Basic Materials	6.4
Utilities	1.3
Short Term Investments	2.9
Total Investments	99.6
Other assets in excess of liabilities	0.4
Net Assets	100.0%

See Accompanying Notes to Financial Statements

International Growth Opportunities Fund

Management Team:  Christopher A. Herrera, Portfolio Manager; Nelson W. Shing, Portfolio Manager

Chief Investment Officer:  Horacio A. Valeiras, CFA

Goal:  The International Growth Opportunities Fund seeks to maximize long-term capital appreciation through investments primarily in companies located outside the United States with market capitalizations predominantly in the bottom 20% of publicly traded companies, as measured by the market capitalization in the S&P Developed Ex-US BMI.

Market Overview:  Stock markets in developed countries outside the United States posted dramatic gains during the eight months ended November 30, 2009. Depreciation in the U.S. dollar versus a range of currencies accentuated the gains for U.S.-based investors.

The rally was mainly driven by evidence that monetary and fiscal stimulus was pulling the global economy out of the worst recession since World War II. Several major economies returned to growth in the second quarter of 2009, including Germany and Japan. Others, such as Italy and the Netherlands, followed suit in the third quarter. Near the end of the period, policymakers in a number of countries were starting to unwind emergency stimulus measures enacted during the credit crisis. For example, central bankers in Australia and Norway raised interest rates, and the European Central Bank tightened loan collateral requirements for asset-backed securities.

The strong performance of developed non-U.S. markets was broad-based, with stocks in every country climbing higher. In dollar terms, one of the best-performing markets was Australia, where the commodity-heavy economy never entered recession in 2008 or 2009. Japan posted one of the smallest gains, weighed down by political concerns, worries about deflation and a strong yen.

Performance:  The Fund’s Class I shares gained 58.75% from April 1 through November 30, 2009. The S&P Developed Ex-US Small Cap Growth Index, the Fund’s primary benchmark, and the S&P Developed Ex-US Small Cap Index, gained 60.43% and 59.96%, respectively.

Portfolio Specifics:  Stock selection in Australia, the United Kingdom and the information technology and materials sectors helped results versus the indexes. Three of our best-performing holdings were Mount Gibson Iron, an Australia-based mining company that benefited from record Chinese iron ore imports; Unit 4 Agresso, a Netherlands-based software developer whose tight cost controls led to higher margins; and Victrex, a U.K.-based chemical manufacturer with accelerating sales volumes. An underweight in Japan, which resulted from our stock-by-stock investment decisions, was another key area of relative strength.

On the minus side, stock selection in Japan, France and the health care and consumer staples sectors negatively impacted relative performance. Names that lagged included a Japan-based food producer that was hurt by disappointing results in its domestic instant noodle business; a Norway-based pharmaceutical firm whose 2010 revenue guidance fell short of expectations; and an Ireland-based beverage company that reported declining sales for the first half of its fiscal year. An underweight in Australia also detracted from the Fund’s performance.

Market Outlook:  The global economy is still weak, although conditions are improving, particularly in Asia and emerging countries. That said, overall risks remain elevated, clouding the outlook for international equities. Credit-related bank losses may not be behind us, imbalances in the currency markets could accelerate asset bubbles, and policymakers must unwind stimulus measures before inflation spikes, but not before growth is assured.

Despite these uncertainties, we are confident in our long-term outlook for the Fund given our focus on bottom-up stock selection.

Comparison of Change in Value of a $250,000 Investment in International Growth Opportunities Fund Class I, II and III Shares with the S&P Developed Ex-US Small Cap Growth Index and the S&P Developed Ex-US Small Cap Index.

Annualized Total Returns As of 11/30/09
	1 Year	5 Years	10 Years
International Growth Opportunities Fund Class I	58.52%	9.21%	5.91%
S&P Developed Ex-US Small Cap Growth Index	57.09%	5.50%	3.49%
S&P Developed Ex-US Small Cap Index	53.89%	5.86%	6.49%

International Growth Opportunities Fund

Annualized Total Returns As of 11/30/09
	1 Year	5 Years	10 Years
International Growth Opportunities Fund Class II	58.83%	9.37%	6.01%
S&P Developed Ex-US Small Cap Growth Index	57.09%	5.50%	3.49%
S&P Developed Ex-US Small Cap Index	53.89%	5.86%	6.49%

Annualized Total Returns As of 11/30/09
	1 Year	5 Years	10 Years
International Growth Opportunities Fund Class III	58.87%	10.37%	8.71%
S&P Developed Ex-US Small Cap Growth Index	57.09%	5.50%	3.49%
S&P Developed Ex-US Small Cap Index	53.89%	5.86%	6.49%

The graphs above show the value of a hypothetical $250,000 investment in the Fund’s Class I through III shares compared with the S&P Developed Ex-US Small Cap Index and S&P Developed Ex-US Small Cap Growth Index for the periods indicated. The Fund’s Class I through III shares calculate their performance based upon the historical performance of their corresponding series of Nicholas-Applegate Mutual Funds (renamed ING Mutual Funds), adjusted to reflect all fees and expenses applicable to the Fund’s Class I through III shares. The Nicholas-Applegate Institutional Funds’ Class I shares were first available on May 7, 1999, Class II shares commenced operations on June 5, 2003 and Class III shares on September 8, 2008. The historical performance of Class II and III shares includes the performance of Class I shares for periods prior to the inception of the relevant class. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. The total returns shown on the previous page and above do not show the effects of income taxes on an individual’s investment. In most cases, taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. Past performance cannot guarantee future results.

As of October 1, 2008, the S&P/Citigroup World xUS EMI and S&P/Citigroup World xUS EMI Growth indices have been renamed the S&P Developed Ex-US Small Cap Index and S&P Developed Ex-US Small Cap Growth Index, respectively. The S&P Developed Ex-US Small Cap is a market capitalization weighted index measuring capital appreciation. It is an unmanaged world equity index representative of small capitalization securities, defined as the bottom 20% of any given country’s available market capitalization excluding the U.S. The index does not include dividends; however, total rates of return, including all payments to shareholders, are calculated and published each month-end. S&P Developed Ex-US Small Cap Growth covers those small capitalization companies in each country that exhibit the characteristics of growth.

Investors may not make direct investments into any index. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions. You may have a gain or loss when you sell shares. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

International Growth Opportunities Fund

Schedule of Investments
As of November 30, 2009
	Number of Shares	Value
Common Stock - 91.3%
Australia - 5.9%
Aquarius Platinum, Ltd.*	292,316	$1,699,647
Mount Gibson Iron, Ltd.*	1,833,866	2,601,875
Paladin Energy, Ltd.*	292,444	1,102,877
The Reject Shop, Ltd.	119,580	1,521,460
		6,925,859
Belgium - 3.8%
EVS Broadcast Equipment SA	33,903	2,331,232
Umicore	62,812	2,137,373
		4,468,605
Bermuda - 1.1%
Allied World Assurance Co. Holdings, Ltd.	27,600	1,319,004

Brazil - 1.7%
Light SA	145,400	2,005,259

Canada - 6.7%
Biovail Corp.	105,100	1,516,593
Calfrac Well Services, Ltd.	78,800	1,423,146
Capstone Mining Corp.*	507,900	1,348,940
Neo Material Technologies, Inc.*	390,400	1,666,398
RONA, Inc.*	133,000	1,851,971
		7,807,048
France - 3.7%
EDF Energies Nouvelles SA	39,523	2,057,243
Ingenico	87,412	2,290,725
		4,347,968
Germany - 6.6%
GEA Group AG	98,532	2,076,951
Rhoen Klinikum AG	78,390	1,927,776
Wacker Neuson SE	95,429	1,298,047
Wirecard AG	186,384	2,367,342
		7,670,116
Greece - 1.8%
JUMBO SA*	162,216	2,094,470

Hong Kong - 1.9%
Dah Sing Financial Holdings, Ltd.*	374,800	2,239,084

Ireland - 3.0%
C&C Group PLC	535,630	2,251,671
Kingspan Group PLC*	138,384	1,211,257
		3,462,928
Italy - 5.0%
Ansaldo STS SpA	97,359	1,944,060
Autogrill SpA*	174,078	2,154,848
Azimut Holding SpA	136,807	1,786,938
		5,885,846
Japan - 10.9%
OKUMA Corp.*	313,000	1,366,162
Pigeon Corp.	34,100	1,488,374
Point, Inc.	24,700	1,376,284
Seven Bank, Ltd.	425	851,529
The Japan Steel Works, Ltd.	121,300	1,481,312
Torishima Pump Manufacturing Co., Ltd.	70,300	1,410,162
Towa Pharmaceutical Co., Ltd.	26,400	1,320,843
Tsumura & Co.	47,000	1,568,576
Unicharm Petcare Corp.	50,300	1,839,283
		12,702,525
Netherlands - 2.3%
Unit 4 Agresso NV*	105,983	2,736,822

Norway - 1.0%
Pronova BioPharma AS*	421,000	1,112,031

Portugal - 1.5%
Mota Engil SGPS SA	296,327	1,699,037

Republic of China - 2.3%
7 Days Group Holdings, Ltd. - ADR*	64,000	757,760
Golden Eagle Retail Group, Ltd.	877,000	1,941,810
Peace Mark Holdings, Ltd.*	2,428,000	3,133
		2,702,703
Singapore - 3.5%
Hyflux, Ltd.	991,000	2,189,265
MobileOne, Ltd.	1,533,000	1,914,659
		4,103,924
Spain - 1.0%
Tecnicas Reunidas SA	22,137	1,208,771

Switzerland - 2.7%
Banque Cantonale Vaudoise	3,928	1,564,551
Partners Group Holding AG	12,814	1,569,451
		3,134,002
Turkey - 1.5%
Asya Katilim Bankasi AS*	860,233	1,698,642

United Kingdom - 23.4%
ARM Holdings PLC	545,020	1,383,687
ASOS PLC*	260,632	1,894,814
Babcock International Group	217,225	2,219,137
Charter International PLC	162,657	1,933,954
Chemring Group PLC	50,382	2,238,199
Cookson Group PLC*	203,906	1,293,345
Croda International PLC	156,827	1,916,111
Dana Petroleum PLC*	74,323	1,495,370
Dechra Pharmaceuticals PLC	153,980	1,139,662
IG Group Holdings PLC	439,555	2,283,084
Inchcape PLC*	2,616,275	1,193,183
Petrofac, Ltd.	105,821	1,689,739
QinetiQ Group PLC	404,830	1,043,720
Restaurant Group PLC	635,367	1,915,441
RPS Group PLC	437,091	1,445,380
Victrex PLC	161,593	2,100,307
		27,185,133
Total Common Stock (Cost: $90,587,936)		106,509,777
Equity-Linked Securities - 3.7%
Taiwan - 3.7%
Credit Suisse FB Giant
Manufacturing - 08/22/11	768,141	2,064,840
Merrill Lynch Wistron
Corp. - 12/03/12 144A#,*	1,234,441	2,267,174
		4,332,014
Total Equity-Linked Securities (Cost: $2,626,635)		4,332,014
Preferred Stock - 1.7%
Brazil - 1.7%
Banco do Estado do Rio Grande do Sul
(Cost: $975,375)	288,200	2,021,154
See Accompanying Notes to Financial Statements

International Growth Opportunities Fund

Schedule of Investments
As of November 30, 2009
	Principal Amount	Value
Short Term Investments - 4.2%
Time Deposit - 4.2%
Citibank London
0.030%, 12/01/09 (Cost: $4,926,758)	$4,926,758	$4,926,758
Total Investments - 100.9% (Cost: $99,116,704)		117,789,703
Liabilities in Excess of Other Assets - (0.9%)		(1,086,614)
Net Assets - 100.0%		$116,703,089
*	Non-income producing securities.
#	144A Security. Certain condition for public sale may exist. The total market value of 144A securities owned at November 30, 2009 was $2,267,174 or 1.94% of net assets.
ADR - American Depository Receipt
Schedule of Investments by Sector
as of Novemeber 30, 2009
Percent of
Sector	Net Assets
Consumer, Non-cyclical	20.0%
Industrial	19.9
Financial	13.1
Consumer, Cyclical	12.7
Basic Materials	11.1
Technology	7.4
Energy	5.7
Communications	3.3
Diversified	1.8
Utilities	1.7
Short Term Investments	4.2
Total Investments	100.9
Liabilities in excess of other assets	(0.9)
Net Assets	100.0%

See Accompanying Notes to Financial Statements

U.S. High Yield Bond Fund

Management Team:  Douglas G. Forsyth, CFA, Portfolio Manager; William L. Stickney, Portfolio Manager; Justin Kass, CFA, Portfolio Manager; Michael E. Yee, Portfolio Manager

Chief Investment Officer:  Horacio A. Valeiras, CFA

Goal:  The U.S. High Yield Bond Fund seeks to deliver total return via high current income and capital growth from a diversified portfolio consisting primarily of bonds rated below investment grade.

Market Overview:  The Merrill Lynch High Yield Master II Index gained 45.43% in the eight months ended November 30, 2009, outperforming the S&P 500 Index, which rose 39.42%, and the ten-year Treasury, which lost 2.53%. During the period, high-yield investors were treated to one of the fastest investment whipsaws in recent memory. The mantra of “sell everything” that defined the market in late 2008 was exchanged for “buy everything and ask questions later.”

The technical lift was the most prominent cause of the price and spread movement. Buyers chased nearly all issues higher, with increased demand pushing up prices. In addition, the fundamental picture brightened for both the issuers and the economy. Economic indicators improved, earnings reports were generally better than expected and the financial industry stabilized, as proven by many of the largest institutions paying back Troubled Asset Relief Program (TARP) funds.

The trend in the ratio of credit upgrades to downgrades was positive throughout most of the period. New issuance was robust, with companies raising approximately $145 billion in proceeds from 335 issues. Mutual fund flows brought $16.4 billion into the market and, at $28.9 billion year-to-date, fund flows were nearing record highs. The combination of performance, new issuance and demand returned the high-yield market to full functionality.

Performance:  The Fund’s Class I shares gained 31.50% during the eight months ended November 30, 2009. The Merrill Lynch High Yield Master II Index rose 45.28%.

Portfolio Specifics:  The Fund participated in the majority of the high-yield rally. However, the specific and broad contributors to the index return made it difficult to outperform the index. The lowest priced/distressed issuers were the greatest contributors to benchmark performance, and our underweight in these issuers dragged on our results. However, we believe these weaker credits will ultimately fall in price when investors return to focusing on company fundamentals. In terms of breadth, the index return was spread across an unusually large number of issues. Many of those issues rarely trade; therefore, even if an issue was identified as a good candidate for purchase, the liquidity was not there to build a position.

Notable positive performers in the Fund included two paper companies that rallied on economic strength and the potential for a return to marketing among the major financial institutions. One of the few negative performers was a manufacturer of truck parts that had lagging order trends despite a rebound in the auto industry.

Market Outlook:  The outlook for the high-yield market remains positive. The market was oversold, but has rallied and is stabilizing with an upward bias. Spreads, which have narrowed to less than 800 basis points, are now inside prior market-cycle highs, but remain well above the average of the past twenty years. The default rate is declining and will likely continue to move lower. Most strategists have reduced their default expectations to mid-single digits for 2010. As default rate expectations are reduced, investors’ risk appetites increase, resulting in a commensurate drop in spread levels.

We continue to build the Fund one security at a time, by performing rigorous credit analysis to identify companies which are opportunistically capitalizing on change.

Comparison of Change in Value of a $250,000 Investment in U.S. High Yield Bond Fund Class I Shares with the Merrill Lynch High Yield Master II Index.

Annualized Total Returns As of 11/30/09
	1 Year	5 Years	10 Years
U.S. High Yield Bond Class I	50.89%	6.00%	6.13%
Merrill Lynch High Yield Master Index	64.14%	6.01%	6.25%

The graph above shows the value of a hypothetical $250,000 investment in the Fund’s Class I shares compared with the Merrill Lynch High Yield Master II Index for the periods indicated. The Fund’s Class I shares calculate their performance based upon the historical performance of their corresponding series of Nicholas-Applegate Mutual Funds (renamed ING Mutual Funds), adjusted to reflect all fees and expenses applicable to the Fund’s Class I shares. The Nicholas-Applegate Institutional Funds’ Class I shares were first available on May 7, 1999. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. The total returns shown above do not show the effects of income taxes on an individual’s investment. In most cases, taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. Past performance cannot guarantee future results.

U.S. High Yield Bond Fund

The Merrill Lynch High Yield Master II Index is an unmanaged index consisting of U.S. dollar denominated bonds that are issued in countries having a BBB3 or higher debt rating with at least one year remaining until maturity. All bonds must have a credit rating below investment grade but not in default. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. One cannot invest directly in an index.

Bond prices, and thus the Fund’s share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions. You may have a gain or loss when you sell your shares. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

U.S. High Yield Bond Fund

Schedule of Investments
As of November 30, 2009
	Principal
	Amount	Value
Corporate Bonds - 87.0%
Aerospace/Defense - 0.4%
Spirit Aerosystems, Inc. 144A#
7.500%, 10/01/17	$260,000	$256,100

Aerospace/Defense-Equipment - 1.9%
BE Aerospace, Inc.
8.500%, 07/01/18	675,000	700,312
TransDigm, Inc.
7.750%, 07/15/14	645,000	656,288
		1,356,600
Agricultural Chemicals - 1.0%
Terra Capital, Inc. 144A#
7.750%, 11/01/19	630,000	670,950

Apparel Manufacturers - 3.0%
Levi Strauss & Co.
9.750%, 01/15/15	890,000	936,725
Oxford Industries, Inc.
11.375%, 07/15/15	495,000	542,025
Quiksilver, Inc.
6.875%, 04/15/15	770,000	592,900
		2,071,650
Auto/Truck Parts & Equipment-Original - 0.8%
Tenneco, Inc.
8.625%, 11/15/14	580,000	571,300

Auto/Truck Parts & Equipment-Replacement - 1.4%
Exide Technologies
10.500%, 03/15/13	955,000	955,000

Auto-Medium & Heavy Duty Trucks - 0.9%
Navistar International Corp.
8.250%, 11/01/21	650,000	641,875

Building Products-Cement/Aggregate - 1.0%
Texas Industries, Inc.
7.250%, 07/15/13	695,000	675,888

Building-Residential/Commercial - 2.3%
DR Horton, Inc.
6.500%, 04/15/16	630,000	607,950
K Hovnanian Enterprises, Inc.
7.500%, 05/15/16	825,000	598,125
K Hovnanian Enterprises, Inc. 144A#
10.625%, 10/15/16	355,000	363,875
		1,569,950
Cable/Satellite TV - 3.1%
Cablevision Systems Corp. 144A#
8.625%, 09/15/17	595,000	612,850
Echostar DBS Corp.
7.125%, 02/01/16	800,000	796,000
Mediacom Broadband LLC/Mediacom
Broadband Corp.
8.500%, 10/15/15	780,000	776,100
		2,184,950
Casino Hotels - 3.5%
Harrah’s Operating Co., Inc. 144A#
10.000%, 12/15/18	920,000	703,800
Harrah’s Operating Escrow LLC/Harrah’s
Escrow Corp. 144A#
11.250%, 06/01/17	1,045,000	1,071,125
MGM Mirage 144A#
11.375%, 03/01/18	805,000	698,338
		2,473,263
Cellular Telecommunications - 1.7%
Centennial Communications Corp.
10.000%, 01/01/13	260,000	274,300
Nextel Communications, Inc.
7.375%, 08/01/15	965,000	897,450
		1,171,750
Chemicals-Specialty - 0.9%
Ashland, Inc. 144A#
9.125%, 06/01/17	600,000	646,500

Coal - 0.7%
Cloud Peak Energy Resources LLC/
Cloud Peak Energy Finance Corp. 144A#
8.250%, 12/15/17	485,000	480,150

Commercial Services - 2.0%
DI Finance/DynCorp International
9.500%, 02/15/13	735,000	746,025
Iron Mountain, Inc.
8.375%, 08/15/21	650,000	667,875
		1,413,900
Commercial Services-Finance - 1.4%
Cardtronics, Inc.
9.250%, 08/15/13	375,000	383,437
Deluxe Corp.
7.375%, 06/01/15	595,000	577,150
		960,587
Computer Services - 1.4%
Stream Global Services, Inc. 144A#
11.250%, 10/01/14	635,000	633,413
Unisys Corp. 144A#
12.750%, 10/15/14	312,000	349,440
		982,853
Consumer Products-Miscellaneous - 0.8%
Jarden Corp.
7.500%, 05/01/17	580,000	577,100

Containers-Metal/Glass - 1.6%
BWAY Corp. 144A#
10.000%, 04/15/14	525,000	552,562
Crown Americas LLC/Crown Americas
Capital Corp.
7.750%, 11/15/15	530,000	543,250
		1,095,812
Cosmetics & Toiletries - 1.1%
Revlon Consumer Products Corp. 144A#
9.750%, 11/15/15	745,000	757,106

Data Processing/Management - 1.2%
First Data Corp.
9.875%, 09/24/15	935,000	836,825

Direct Marketing - 1.0%
Affinion Group, Inc.
11.500%, 10/15/15	685,000	715,825

Distribution/Wholesale - 0.5%
KAR Holdings, Inc.
8.750%, 05/01/14	345,000	363,975

Diversified Banking Institution - 1.6%
GMAC LLC 144A#
6.750%, 12/01/14	1,222,000	1,105,910

Diversified Manufacturing Operations - 0.8%
Harland Clarke Holdings Corp.
9.500%, 05/15/15	595,000	561,531

See Accompanying Notes to Financial Statements

U.S. High Yield Bond Fund

Schedule of Investments
As of November 30, 2009
	Principal Amount	Value
Diversified Operations - 2.0%
Kansas City Southern Railway
8.000%, 06/01/15	$670,000	$685,912
Kansas City Southern Railway
13.000%, 12/15/13	175,000	202,125
Reynolds Group DL Escrow, Inc./
Reynolds Group Escrow LLC 144A#
7.750%, 10/15/16	470,000	477,050
		1,365,087
Diversified Operations/Commercial Services - 0.2%
ARAMARK Corp.
8.500%, 02/01/15	165,000	166,238

Electric-Generation - 0.8%
Edison Mission Energy
7.000%, 05/15/17	750,000	551,250

Electronic Components-Miscellaneous - 0.9%
Sanmina-SCI Corp.
8.125%, 03/01/16	610,000	596,275

Electronic Components-Semiconductors - 1.5%
Advanced Micro Devices, Inc. 144A#
8.125%, 12/15/17	250,000	237,188
Amkor Technology, Inc.
9.250%, 06/01/16	800,000	828,000
		1,065,188
Filtration/Separation Products - 0.8%
Polypore, Inc.
8.750%, 05/15/12	545,000	540,913

Finance-Auto Loans - 1.8%
Ford Motor Credit Co. LLC
7.000%, 10/01/13	670,000	654,599
Ford Motor Credit Co. LLC
9.875%, 08/10/11	565,000	586,586
		1,241,185
Finance-Consumer Loans - 0.6%
American General Finance Corp.
6.900%, 12/15/17	620,000	435,811

Machinery-Construction & Mining - 0.7%
Terex Corp.
7.375%, 01/15/14	490,000	483,875

Machinery-Electrical - 1.0%
Baldor Electric Co.
8.625%, 02/15/17	695,000	712,375

Machinery-Farm - 1.0%
Case New Holland, Inc. 144A#
7.750%, 09/01/13	700,000	701,750

Medical-Drugs - 0.4%
Valeant Pharmaceuticals International 144A#
8.375%, 06/15/16	240,000	248,400

Medical-Hospitals - 3.4%
AMR HoldCo, Inc./EmCare HoldCo, Inc.
10.000%, 02/15/15	610,000	643,550
Community Health Systems, Inc.
8.875%, 07/15/15	840,000	858,900
HCA, Inc.
9.250%, 11/15/16	810,000	858,600
		2,361,050
Medical-Nursing Homes - 1.1%
Sun Healthcare Group, Inc.
9.125%, 04/15/15	755,000	762,550

Medical-Outpatient/Home Medical Care - 2.0%
Apria Healthcare Group, Inc. 144A#
11.250%, 11/01/14	570,000	627,000
Res-Care, Inc.
7.750%, 10/15/13	770,000	770,000
		1,397,000
Multi-line Insurance - 0.3%
American International Group, Inc.
8.175%, 05/15/58	385,000	222,338

Oil Companies-Exploration & Production - 3.8%
Chesapeake Energy Corp.
6.875%, 01/15/16	835,000	805,775
Mariner Energy, Inc.
11.750%, 06/30/16	405,000	448,538
PetroHawk Energy Corp.
7.875%, 06/01/15	790,000	791,975
SandRidge Energy, Inc. 144A#
8.000%, 06/01/18	635,000	601,662
		2,647,950
Oil-Field Services - 1.0%
Allis-Chalmers Energy, Inc.
9.000%, 01/15/14	810,000	716,850

Paper & Related Products - 2.2%
Neenah Paper, Inc.
7.375%, 11/15/14	790,000	699,150
NewPage Corp. 144A#
11.375%, 12/31/14	875,000	866,250
		1,565,400
Pipelines - 1.5%
Dynegy Holdings, Inc.
7.750%, 06/01/19	760,000	625,100
El Paso Corp.
8.250%, 02/15/16	395,000	410,800
		1,035,900
Printing-Commercial - 0.9%
Cenveo Corp.
7.875%, 12/01/13	680,000	626,450

Quarrying - 0.9%
Compass Minerals International, Inc. 144A#
8.000%, 06/01/19	575,000	608,062

Radio - 0.9%
Salem Communications Corp. 144A#
9.625%, 12/15/16	590,000	604,750

Real Estate Management/Service - 0.8%
CB Richard Ellis Services, Inc.
11.625%, 06/15/17	485,000	538,350

Rental Auto/Equipment - 2.6%
Avis Budget Car Rental LLC/Avis
Budget Finance, Inc.
7.750%, 05/15/16	765,000	688,500
Hertz Corp.
10.500%, 01/01/16	590,000	616,550
RSC Equipment Rental, Inc.
9.500%, 12/01/14	420,000	413,175
United Rentals North America, Inc. 144A#
10.875%, 06/15/16	105,000	112,088
		1,830,313

See Accompanying Notes to Financial Statements

Schedule of Investments
As of November 30, 2009
	Principal Amount	Value
Retail-Apparel/Shoe - 1.5%
Brown Shoe Co., Inc.
8.750%, 05/01/12	$555,000	$560,550
Phillips-Van Heusen Corp.
8.125%, 05/01/13	500,000	511,250
		1,071,800
Retail-Computer Equipment - 0.8%
GameStop Corp./GameStop, Inc.
8.000%, 10/01/12	520,000	537,550

Retail-Drug Store - 0.8%
Rite Aid Corp.
7.500%, 03/01/17	640,000	582,400

Retail-Propane Distribution - 1.2%
Inergy LP/Inergy Finance Corp.
8.250%, 03/01/16	845,000	855,562

Retail-Regional Department Stores - 0.4%
The Neiman Marcus Group, Inc.
10.375%, 10/15/15	275,000	249,562

Satellite Telecommunications - 2.4%
DigitalGlobe, Inc. 144A#
10.500%, 05/01/14	850,000	913,750
Hughes Network Systems LLC/HNS
Finance Corp.
9.500%, 04/15/14	740,000	751,100
		1,664,850
Steel-Producers - 0.8%
Steel Dynamics, Inc.
7.375%, 11/01/12	565,000	566,413

Super-Regional Banks-US - 0.6%
BAC Capital Trust XI
6.625%, 05/23/36	530,000	446,495

Telecommunications Services - 2.6%
MasTec, Inc.
7.625%, 02/01/17	655,000	625,525
Time Warner Telecom Holdings, Inc.
9.250%, 02/15/14	585,000	604,013
West Corp.
11.000%, 10/15/16	585,000	592,312
		1,821,850
Telephone-Integrated - 3.0%
Cincinnati Bell, Inc.
8.375%, 01/15/14	880,000	878,900
Sprint Capital Corp.
8.375%, 03/15/12	350,000	359,625
Windstream Corp.
8.625%, 08/01/16	820,000	830,250
		2,068,775
Travel Services - 1.1%
Travelport LLC
9.875%, 09/01/14	785,000	788,925

Web Hosting/Design - 1.0%
Terremark Worldwide, Inc. 144A#
12.000%, 06/15/17	610,000	668,712

Wire & Cable Products - 0.9%
General Cable Corp.
7.125%, 04/01/17	620,000	602,950

Wireless Equipment - 0.8%
Crown Castle International Corp.
9.000%, 01/15/15	520,000	552,500
Total US Corporate Bonds (Cost: $57,265,823)		60,601,004
Foreign Corporate Bonds - 8.8%
Cellular Telecommunications - 1.4%
Millicom international Cellular SA
10.000%, 12/01/13	955,000	989,619

Cruise Lines - 1.8%
NCL Corp., Ltd. 144A#
11.750%, 11/15/16	520,000	515,450
Royal Carribean Cruises
11.875%, 07/15/15	625,000	703,125
		1,218,575
Marine Services - 0.9%
Trico Shipping AS 144A#
11.875%, 11/01/14	615,000	626,531

Metal-Aluminum - 0.9%
Novelis, Inc. 144A#
11.500%, 02/15/15	620,000	647,900

Oil Companies-Exploration & Production - 0.9%
OPTI Canada, Inc.
8.250%, 12/15/14	750,000	603,750

Satellite Telecommunications - 1.1%
Intelsat Jackson Holdings, Ltd.
9.500%, 06/15/16	735,000	772,669

Telecommunications Services - 1.0%
Global Crossing, Ltd. 144A#
12.000%, 09/15/15	650,000	695,500

Transport-Marine - 0.8%
General Maritime Corp. 144A#
12.000%, 11/15/17	535,000	557,737
Total Foreign Corporate Bonds (Cost: $5,620,165)		6,112,281
Agency Bond - 1.0%
Finance-Consumer Loans - 1.0%
SLM Corp., 8.450%, 06/15/18
(Cost: $697,008)	800,000	723,690
		723,690
Short Term Investments - 3.1%
Time Deposit - 3.1%
Citibank London
0.030%, 12/01/09 (Cost: $2,166,261)	2,166,261	2,166,261
Total Investments - 99.9% (Cost: $65,749,257)		69,603,236
Other Assets in Excess of Liabilities - 0.1%		63,756
Net Assets - 100.0%		$69,666,992

#	144A Security. Certain condition for public sale may exist. The total market value of 144A securities owned at November 30, 2009 was $18,611,899 or 26.72% of net assets.

See Accompanying Notes to Financial Statements

U.S. High Yield Bond Fund

Schedule of Investments
As of November 30, 2009

Schedule of Investments by Sector
as of November 30, 2009
Percent of
Sector	Net Assets
Consumer, Cyclical	20.0%
Communications	20.0
Consumer, Non-cyclical	16.8
Industrial	11.7
Energy	7.9
Basic Materials	6.8
Financial	6.8
Technology	4.1
Diversified	2.0
Utilities	0.8
Short Term Investments	3.1
Total Investments	99.9
Other assets in excess of liabilities	0.1
Net Assets	100.0%

See Accompanying Notes to Financial Statements

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Nicholas-Applegate Institutional Funds
Financial Highlights
For a Class I share outstanding during the period indicated

						Distributions from:
	Net Asset Value, Beginning	Net Investment Income (Loss) (1)	Net Realized and Unrealized Gain (Loss)		Total from Investments Operations	Net Investment Income	Net Realized Capital Gains
U.S. EQUITY FUNDS
U.S. ULTRA MICRO CAP
For the period ended 11/30/09	$5.78	$(0.10)	$3.25		$3.15	$—	$—
For the year ended 03/31/09	9.28	(0.16)	(3.34)		(3.50)	—	—
1/28/08 (Commenced) to 03/31/08	10.00	(0.03)	(0.69)		(0.72)	—	—
U.S. MICRO CAP
For the period ended 11/30/09	$7.58	$(0.07)	$2.93		$2.86	$—	$—
For the year ended 03/31/09	11.60	(0.07)	(3.95)		(4.02)	—	(0.00	)(7)
For the year ended 03/31/08	15.33	(0.18)	(1.49)		(1.67)	—	(2.06)
For the year ended 03/31/07	17.43	(0.12)	(0.19)		(0.31)	—	(1.79)
For the year ended 03/31/06	12.83	(0.11)	5.06		4.95	—	(0.35)
For the year ended 03/31/05	14.69	(0.09)	(1.09)		(1.18)	—	(0.68)
U.S. EMERGING GROWTH
For the period ended 11/30/09	$6.59	$(0.03)	$3.49		$3.46	$—	$—
For the year ended 03/31/09	11.45	(0.04)	(4.82	)(5)	(4.86)	—	—
For the year ended 03/31/08	13.09	(0.06)	(0.70	)(5)	(0.76)	—	(0.88)
For the year ended 03/31/07	13.90	(0.07)	0.19	(5)	0.12	—	(0.93)
For the year ended 03/31/06	9.77	(0.11)	4.25		4.14	—	(0.01)
For the year ended 03/31/05	9.61	(0.07)	0.23		0.16	—	—
U.S. SMALL TO MID CAP GROWTH
For the period ended 11/30/09	$5.42	$(0.01)	$2.57		$2.56	$—	$—
For the year ended 03/31/09	9.02	(0.03)	(3.57)		(3.60)	—	—
7/31/07 (Commenced) to 03/31/08	10.00	(0.03)	(0.95)		(0.98)	—	—
U.S. CONVERTIBLE
For the period ended 11/30/09	$19.01	$0.50	$4.77		$5.27	$(0.36)	$—
For the year ended 03/31/09	24.88	0.43	(5.73	)(5)	(5.30)	(0.43)	(0.14)
For the year ended 03/31/08	24.35	0.37	0.58		0.95	(0.32)	(0.10)
For the year ended 03/31/07	24.57	0.45	2.03		2.48	(0.47)	(2.23)
For the year ended 03/31/06	22.44	0.27	3.45		3.72	(0.55)	(1.04)
For the year ended 03/31/05	23.11	0.39	0.66		1.05	(0.45)	(1.27)

(1)	Net investment income per share is calculated by dividing net investment income for the period by the average shares outstanding during the period.
(2)	Total returns are not annualized for periods less than one year.
(3)
Ratios are annualized for periods of less than one year. Expense reimbursements reflect voluntary reductions of total expenses. Such amounts would increase net investment income (loss) ratios had such reductions not occurred.

(4)	Net expenses include certain items not subject to expense reimbursement for periods prior to January 23, 2006.

See Accompanying Notes to Financial Statements

						Ratios to Average Net Assets (3)
Total Distributions		Net Asset Value, Ending	Total Return (2)		Net Assets, Ending (in 000’s)	Net Investment Income (Loss)	Total Expenses	Expenses (Reimbursements)/ Recoupment	Expenses Net of Reimbursement/ Recoupment	Expenses Net of Reimbursement/ Recoupment Offset (4)	Fund’s Portfolio Turnover Rate

$—		$8.93	54.50%		$1,781	(1.81%)	2.31%	—	2.31%	2.22%	87%
—		5.78	(37.72%)		1,084	(2.05%)	2.40%	—	2.40%	2.31%	109%
—		9.28	(7.20	%)(6)	886	(2.10%)	2.31%	—	2.31%	2.15%	19%

$—		$10.44	37.73%		$53,994	(1.14%)	1.55%	—	1.55%	1.53%	86%
(0.00	)(7)	7.58	(34.63%)		40,178	(0.64%)	1.58%	—	1.58%	0.91%	104%
(2.06)		11.60	(13.25%)		60,122	(1.19%)	1.58%	—	1.58%	1.38%	139%
(1.79)		15.33	(1.35%)		84,405	(0.75%)	1.58%	—	1.58%	1.19%	165%
(0.35)		17.43	39.04%		78,058	(0.78%)	1.64%	(0.07%)	1.57%	1.10%	180%
(0.68)		12.83	(8.17%)		69,246	(0.72%)	1.63%	(0.07%)	1.56%	1.12%	266%

$—		$10.05	52.50%		$13,942	(0.53%)	1.18%	—	1.18%	1.16%	97%
—		6.59	(42.45%)		6,591	(0.34%)	1.21%	—	1.21%	0.90%	146%
(0.88)		11.45	(7.01%)		7,499	(0.46%)	1.21%	—	1.21%	0.72%	129%
(0.93)		13.09	1.30%		7,409	(0.54%)	1.21%	—	1.21%	0.72%	148%
(0.01)		13.90	42.38%		6,721	(1.04%)	1.89%	(0.39%)	1.50%	1.17%	128%
—		9.77	1.66%		12,043	(0.75%)	1.63%	(0.17%)	1.46%	1.06%	142%

$—		$7.98	47.23%		$4,561	(0.21%)	0.95%	—	0.95%	0.91%	119%
—		5.42	(39.91%)		3,102	(0.44%)	0.97%	—	0.97%	0.81%	179%
—		9.02	(9.80	%)(6)	4,862	(0.50%)	0.95%	—	0.95%	0.80%	105%

$(0.36)		$23.92	27.85%		$64,996	3.34%	1.00%	—	1.00%	0.99%	84%
(0.57)		19.01	(21.30%)		20,664	1.86%	1.03%	—	1.03%	0.98%	91%
(0.42)		24.88	3.84%		47,773	1.45%	1.03%	—	1.03%	0.89%	98%
(2.70)		24.35	10.79%		39,022	1.89%	1.02%	—	1.02%	0.85%	92%
(1.59)		24.57	17.15%		31,627	1.02%	1.14%	(0.11%)	1.03%	0.87%	92%
(1.72)		22.44	4.62%		35,397	1.68%	1.10%	(0.08%)	1.02%	0.85%	102%
(5)
Includes litigation proceeds of approximately $0.03 per share for the U.S. Micro Cap Fund during the fiscal year ended 2009, and $0.07 and $0.06 per share for the U.S. Emerging Growth Fund during the fiscal year for 2008 and 2009, respectively. For the U.S. Convertible Fund during the fiscal year ended 2009, litigation proceeds were less than $0.01 per share. The U.S. Emerging Growth Fund received $28,454 from a security litigation settlement for the fiscal year ended 2007 which is reflected in realized gains. The event had a $0.05 per share impact to the fund.

(6)	Inception to date return.
(7)	Less than one penny per share.

Nicholas-Applegate Institutional Funds
Financial Highlights
For a Class I share outstanding during the period indicated

					Distributions from:
	Net Asset Value, Beginning	Net Investment Income (Loss) (1)	Net Realized and Unrealized Gain (Loss)	Total from Investments Operations	Net Investment Income	Net Realized Capital Gains
GLOBAL EQUITY FUNDS
INTERNATIONAL GROWTH OPPORTUNITIES
For the period ended 11/30/09	$16.29	$0.14	$9.43	$9.57	$—	$—
For the year ended 03/31/09	40.10	0.33	(19.44)	(19.11)	—	(4.70)
For the year ended 03/31/08	57.36	0.14	3.43	3.57	(1.26)	(19.56)
For the year ended 03/31/07	49.86	0.05	9.07	9.12	—	(1.62)
For the year ended 03/31/06	35.01	(0.01)	15.10	15.09	(0.24)	—
For the year ended 03/31/05	29.43	0.32	5.35	5.67	(0.09)	—
U.S. HIGH YIELD BOND
For the period ended 11/30/09	$7.40	$0.52	$1.77	$2.29	$(0.52)	$—
For the year ended 03/31/09	9.36	0.71	(1.90)	(1.19)	(0.77)	—
For the year ended 03/31/08	10.27	0.76	(0.86)	(0.10)	(0.81)	—
For the year ended 03/31/07	10.00	0.73	0.30	1.03	(0.76)	—
For the year ended 03/31/06	10.04	0.70	0.02	0.72	(0.76)	—
For the year ended 03/31/05	10.34	0.85	(0.31)	0.54	(0.84)	(0.00	)(5)

(1)	Net investment income per share is calculated by dividing net investment income for the period by the average shares outstanding during the period.
(2)	Total returns are not annualized for periods less than one year.
(3)
Ratios are annualized for periods of less than one year. Expense reimbursements reflect voluntary reductions of total expenses. Such amounts would increase net investment income (loss) ratios had such reductions not occurred.

(4)	Net expenses include certain items not subject to expense reimbursement for periods prior to January 23, 2006.

See Accompanying Notes to Financial Statements

				Ratios to Average Net Assets (3)
Total Distributions	Net Asset Value, Ending	Total Return (2)	Net Assets, Ending (in 000’s)	Net Investment Income (Loss)	Total Expenses	Expenses (Reimbursements)/ Recoupment	Expenses Net of Reimbursement/ Recoupment	Expenses Net of Reimbursement/ Recoupment Offset (4)		Fund’s Portfolio Turnover Rate

$—	$25.86	58.75%	$66,137	0.90%	1.41%	—	1.41%	1.41%		64%
(4.70)	16.29	(48.16%)	39,680	1.14%	1.44%	—	1.44%	1.17%		106%
(20.83)	40.10	2.74%	113,239	0.26%	1.44%	—	1.44%	1.13%		86%
(1.62)	57.36	18.71%	104,003	0.09%	1.43%	—	1.43%	1.18%		127%
(0.24)	49.86	43.34%	107,749	(0.02%)	1.38%	0.00%	1.38%	1.07%		168%
(0.09)	35.01	19.28%	55,462	1.05%	1.42%	0.00%	1.42%	1.11%		110%
$(0.52)	$9.17	31.50%	$69,667	9.08%	0.61%	—	0.61%	0.61%		120%
(0.77)	7.40	(13.01%)	49,233	8.56%	0.64%	—	0.64%	0.61%		55%
(0.81)	9.36	(1.06%)	50,271	7.66%	0.63%	—	0.63%	0.57%		81%
(0.76)	10.27	10.76%	63,925	7.21%	0.64%	—	0.64%	0.52	%(6)	92%
(0.76)	10.00	7.40%	81,187	6.70%	0.82%	(0.18%)	0.64%	0.56%		112%
(0.84)	10.04	5.40%	131,677	7.82%	0.82%	(0.19%)	0.63%	0.60%		123%

(5)	Less than one penny per share.
(6)	For the year ended March 31, 2007, ratios do not include one time expense credit. Had this credit been included, the expense ratios would have been decreased by 0.07%.

Nicholas-Applegate Institutional Funds
Financial Highlights
For a Class II share outstanding during the period indicated

							Distributions from:
	Net Asset Value, Beginning	Net Investment Income (1)		Net Realized and Unrealized Gain (Loss)		Total from Investments Operations	Net Investment Income	Net Realized Capital Gains
U.S. EQUITY FUNDS
U.S. CONVERTIBLE
For the period ended 11/30/09	$19.02	$0.51		$4.78		$5.29	$(0.36)	$—
For the year ended 03/31/09	24.88	0.53		(5.80	)(5)	(5.27)	(0.45)	(0.14)
For the year ended 03/31/08	24.36	0.41		0.56		0.97	(0.35)	(0.10)
For the year ended 03/31/07	24.58	0.47		2.04		2.51	(0.50)	(2.23)
9/30/05 (Commenced) to 03/31/06	23.97	0.30	(1)	1.63		1.93	(0.28)	(1.04)
GLOBAL EQUITY FUNDS
INTERNATIONAL GROWTH OPPORTUNITIES
For the period ended 11/30/09	$16.93	$0.17		$9.81		$9.98	$—	$—
For the year ended 03/31/09	41.28	0.34		(19.99)		(19.65)	—	(4.70)
For the year ended 03/31/08	57.63	0.39		3.17		3.56	(0.35)	(19.56)
For the year ended 03/31/07	50.01	0.02		9.22		9.24	—	(1.62)
For the year ended 03/31/06	35.02	0.13		15.06		15.19	(0.20)	—
For the year ended 03/31/05	29.47	0.38		5.32		5.70	(0.15)	—

(1)	Net investment income per share is calculated by dividing net investment income for the period by the average shares outstanding during the period.
(2)	Total returns are not annualized for periods less than one year.
(3)
Ratios are annualized for periods of less than one year. Expense reimbursements reflect voluntary reductions of total expenses. Such amounts would increase net investment income (loss) ratios had such reductions not occurred.

(4)	Net expenses include certain items not subject to expense reimbursement for periods prior to January 23, 2006.

See Accompanying Notes to Financial Statements

					Ratios to Average Net Assets (3)
Total Distributions	Net Asset Value, Ending	Total Return (2)		Net Assets, Ending (in 000’s)	Net Investment Income	Total Expenses	Expenses (Reimbursements)/ Recoupment	Expenses Net of Reimbursement/ Recoupment	Expenses Net of Reimbursement/ Recoupment Offset (4)	Fund’s Portfolio Turnover Rate

$(0.36)	$23.95	27.95%		$37,823	3.46%	0.90%	—	0.90%	0.89%	84%
(0.59)	19.02	(21.21%)		29,568	2.51%	0.93%	—	0.93%	0.88%	91%
(0.45)	24.88	3.91%		9,103	1.58%	0.93%	—	0.93%	0.79%	98%
(2.73)	24.36	10.92%		7,880	2.05%	0.92%	—	0.92%	0.75%	92%
(1.32)	24.58	8.47	%(6)	3,634	2.26%	1.01%	(0.09%)	0.92%	0.77%	92%

$—	$26.91	58.95%		$14,224	1.09%	1.26%	—	1.26%	1.26%	64%
(4.70)	16.93	(48.08%)		6,828	1.27%	1.29%	—	1.29%	1.01%	106%
(19.91)	41.28	2.90%		8,213	0.57%	1.27%	—	1.27%	1.00%	86%
(1.62)	57.63	18.90%		73,640	0.05%	1.28%	—	1.28%	1.03%	127%
(0.20)	50.01	43.55%		32,565	0.36%	1.22%	(0.00%)	1.22%	0.91%	168%
(0.15)	35.02	19.40%		35,233	1.19%	1.27%	(0.00%)	1.27%	0.97%	110%

(5)	Includes litigation proceeds for the U.S. Convertible Fund of less than $0.01 per share, for the fiscal year ended 2009, litigation proceeds were less than $0.01 per share.
(6)	Inception to date return.

Nicholas-Applegate Institutional Funds
Financial Highlights
For a Class III share outstanding during the period indicated

					Distributions from:
	Net Asset Value, Beginning	Net Investment Income (1)	Net Realized and Unrealized Gain (Loss)	Total from Investments Operations	Net Investment Income	Net Realized Capital Gains
GLOBAL EQUITY FUNDS
INTERNATIONAL GROWTH OPPORTUNITIES
For the period ended 11/30/09	$16.94	$0.16	$9.83	$9.99	$—	$—
9/08/08 (Commenced) to 03/31/09	34.51	0.08	(12.95)	(12.87)	—	(4.70)

For a Class IV share outstanding during the period indicated

					Distributions from:
	Net Asset Value, Beginning	Net Investment Income (1)	Net Realized and Unrealized Gain (Loss)	Total from Investments Operations	Net Investment Income	Net Realized Capital Gains
U.S. EQUITY FUNDS
U.S. CONVERTIBLE
For the period ended 11/30/09	$19.02	$0.53	$4.78	$5.31	$(0.37)	$—
For the year ended 03/31/09	24.89	0.53	(5.78)	(5.25)	(0.48)	(0.14)
For the year ended 03/31/08	24.37	0.11	0.91	1.02	(0.39)	(0.10)
12/28/06 (Commenced) to 03/31/07	23.47	0.12	0.91	1.03	(0.13)	—

(1)	Net investment income per share is calculated by dividing net investment income for the period by the average shares outstanding during the period.
(2)	Total returns are not annualized for periods less than one year.
(3)
Ratios are annualized for periods of less than one year. Expense reimbursements reflect voluntary reductions of total expenses. Such amounts would increase net investment income (loss) ratios had such reductions not occurred.

(4)	Net expenses include certain items not subject to expense reimbursement for periods prior to January 23, 2006.

See Accompanying Notes to Financial Statements

					Ratios to Average Net Assets (3)
Total Distributions	Net Asset Value, Ending	Total Return (2)		Net Assets, Ending (in 000’s)	Net Investment Income	Total Expenses	Expenses (Reimbursements)/ Recoupment	Expenses Net of Reimbursement/ Recoupment	Expenses Net of Reimbursement/ Recoupment Offset (4)	Fund’s Portfolio Turnover Rate

$—	$26.94	59.03%		$36,342	0.99%	1.20%	—	1.20%	1.20%	64%
(4.70)	16.94	(36.92	%)(5)	16,274	0.68%	1.24%	—	1.24%	1.04%	106%

					Ratios to Average Net Assets (3)
Total Distributions	Net Asset Value, Ending	Total Return (2)		Net Assets, Ending (in 000’s)	Net Investment Income	Total Expenses	Expenses (Reimbursements)/ Recoupment		Expenses Net of Reimbursement/ Recoupment	Expenses Net of Reimbursement/ Recoupment Offset (4)	Fund’s Portfolio Turnover Rate

$(0.37)	$23.96	28.10%		$318,393	3.61%	0.75%	—		0.75%	0.74%	84%
(0.62)	19.02	(21.11%)		247,651	2.48%	0.78%	—		0.78%	0.73%	91%
(0.50)	24.89	4.07%		253,227	1.70%	0.78%	—		0.78%	0.64%	98%
(0.13)	24.37	4.39	%(5)	97,007	1.97%	0.77%	—	(6)	0.77%	0.60%	92%

(5)	Inception to date return.
(6)	The expense reimbursement was terminated on January 23, 2006.

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Nicholas-Applegate Institutional Funds
Statements of Assets and Liabilities

November 30, 2009	U.S. Ultra Micro Cap	U.S. Micro Cap	U.S. Emerging Growth	U.S. Small to Mid Cap Growth	U.S. Convertible	International Growth Opportunities	U.S. High Yield Bond
Assets
Investments, at value*	$1,780,820	$53,966,178	$16,426,562	$4,552,884	$419,510,127	$117,789,703	$69,603,236
Foreign currencies, at value**	—	—	—	—	—	43,658	—
Cash	—	—	—	—	—	176	—
Receivables:
Investment securities sold	3,560	101,626	26,545	8,383	—	7,392	1,503,750
Capital shares sold	11,500	5,424	—	—	—	59,725	29,396
Dividends	254	12,058	12,586	4,259	368,033	74,671	—
Foreign taxes receivable	—	—	—	—	—	104,886	—
Interest	—	—	—	—	2,322,752	—	1,605,530
Other	62	131	26	4	4,220	—	19
Total assets	1,796,196	54,085,417	16,465,719	4,565,530	422,205,132	118,080,211	72,741,931
Liabilities
Payables:
Investments purchased	$—	$—	$—	$—	$721,182	$1,219,192	$2,063,188
Capital shares redeemed	12,004	17,183	6,957	—	—	18,791	973,928
To investment advisor	2,288	46,083	10,586	1,953	195,787	68,900	24,656
Other Liabilities	1,098	28,554	6,570	2,541	76,919	70,239	13,167
Total Liabilities	15,390	91,820	24,113	4,494	993,888	1,377,122	3,074,939
NET ASSETS	1,780,806	53,993,597	16,441,606	4,561,036	421,211,244	116,703,089	69,666,992

* Investments, at cost	1,393,188	45,885,846	14,217,208	3,719,718	374,734,119	99,116,704	65,749,257
** Foreign currencies, at cost	—	—	—	—	—	43,814	—

Net Assets Consist of:
Paid-in capital	$1,827,432	$63,804,961	$19,031,295	$5,530,490	$416,786,172	$149,021,274	$70,329,475
Undistributed net investment income	—	—	—	—	2,876,588	1,580,019	324,794
Accumulated net realized (loss) on investments and foreign currencies and short sales	(434,258)	(17,891,696)	(4,799,043)	(1,802,620)	(43,227,524)	(52,588,375)	(4,841,256)
Net unrealized appreciation of investments and other assets and liabilities denominated in foreign currencies	387,632	8,080,332	2,209,354	833,166	44,776,008	18,690,171	3,853,979
Net Assets applicable to all shares outstanding	$1,780,806	$53,993,597	$16,441,606	$4,561,036	$421,211,244	$116,703,089	$69,666,992
Net Assets of Class I shares	$1,780,806	$53,993,597	$13,941,980	$4,561,036	$64,995,769	$66,136,968	$69,666,992
Net Assets of Class II shares	—	—	—	—	37,822,834	14,224,230	—
Net Assets of Class III shares	—	—	—	—	—	36,341,891	—
Net Assets of Class IV shares	—	—	—	—	318,392,641	—	—
Net Assets of Class R shares	—	—	2,499,626	—	—	—	—

Class I Shares outstanding	199,332	5,172,815	1,386,647	571,913	2,717,562	2,557,199	7,596,840
Class II Shares outstanding	—	—	—	—	1,579,232	528,664	—
Class III Shares outstanding	—	—	—	—	—	1,349,163	—
Class IV Shares outstanding	—	—	—	—	13,289,698	—	—
Class R Shares outstanding	—	—	255,689	—	—	—	—
Net Asset Value — Class I Share	$8.93	$10.44	$10.05	$7.98	$23.92	$25.86	$9.17
Net Asset Value — Class II Share	$—	$—	$—	$—	$23.95	$26.91	$—
Net Asset Value — Class III Share	$—	$—	$—	$—	$—	$26.94	$—
Net Asset Value — Class IV Share	$—	$—	$—	$—	$23.96	$—	$—
Net Asset Value — Class R Share	$—	$—	$9.78	$—	$—	$—	$—

See Accompanying Notes to Financial Statements

Nicholas-Applegate Institutional Funds
Statements of Operations

	U.S. Ultra Micro Cap		U.S. Micro Cap		U.S. Emerging Growth
	April 1, 2009 to November 30, 2009	Year ended March 31, 2009	April 1, 2009 to November 30, 2009	Year ended March 31, 2009	April 1, 2009 to November 30, 2009	Year ended March 31, 2009
Investment Income
Dividends, net of foreign taxes*	$4,323	$3,494	$130,237	$145,845	$56,317	$54,235
Interest	—	—	—	6	3	—
Total Income	4,323	3,494	130,237	145,851	56,320	54,235

Expenses
Advisory fee	16,019	19,902	339,898	540,350	66,301	74,251
Administration fees	7,795	9,685	183,545	291,789	36,245	40,591
Shareholder servicing fees	—	—	—	—	3,763	5,878
Trustees’ fees and expenses	—	587	—	20,128	263	3,520
Interest and credit facility fee	—	—	—	—	—	193
Miscellaneous	864	1,654	1,738	4,021	1,388	1,517
Total Expenses	24,678	31,828	525,181	856,288	107,960	125,950
Expense offset**	(1,000)	(1,196)	(6,418)	(363,460)	(1,360)	(31,475)
Net Expenses	23,678	30,632	518,763	492,828	106,600	94,475
Net Investment Income (Loss)	(19,355)	(27,138)	(388,526)	(346,977)	(50,280)	(40,240)

Net Realized and Unrealized Gain (Loss) on Investments
Realized gain from:
Securities	72,454	(489,084)	(716,133)	(15,983,886)	336,862	(3,991,029)
Foreign currency transactions	—	—	—	—	—	—
Net realized gain (loss)	72,454	(489,084)	(716,133)	(15,983,886)	336,862	(3,991,029)
Change in unrealized appreciation of: Investments	554,095	(122,292)	16,046,066	(6,288,864)	4,245,852	(1,566,687)
Other assets and liabilities denominated	—	—	—	—	—	—
Net unrealized appreciation (depreciation)	554,095	(122,292)	16,046,066	(6,288,864)	4,245,852	(1,566,687)
Net Gain (Loss) on Investments	626,549	(611,376)	15,329,933	(22,272,750)	4,582,714	(5,557,716)
Net Increase in Assets Resulting from Operations	$607,194	$(638,514)	$14,941,407	$(22,619,727)	$4,532,434	$(5,597,956)
* Foreign taxes withheld	$—	$—	$—	$—	$—	$—

**	Please reference Note B in the Notes to Financial Statements.

See Accompanying Notes to Financial Statements

U.S. Small to Mid Cap Growth		U.S. Convertible		International Growth Opportunities		U.S. High Yield Bond
April 1, 2009 to November 30, 2009	Year ended March 31, 2009	April 1, 2009 to November 30, 2009	Year ended March 31, 2009	April 1, 2009 to November 30, 2009	Year ended March 31, 2009	April 1, 2009 to November 30, 2009	Year ended March 31, 2009

$19,346	$15,578	$2,877,173	$2,934,983	$1,471,045	$2,108,832	$—	$1,959
4	—	7,848,427	6,263,493	—	25	4,439,994	4,366,938
19,350	15,578	10,725,600	9,198,476	1,471,045	2,108,857	4,439,994	4,368,897

13,771	21,049	1,356,965	1,584,723	451,977	658,634	175,278	190,608
11,017	16,839	576,305	652,886	393,773	619,402	87,639	95,304
—	—	—	—	—	—	—	—
—	1,709	23,048	102,820	—	36,305	2,481	16,814
—	—	—	—	22	5,295	—	116
1,363	1,215	2,636	12,644	10,422	4,111	968	2,714
26,151	40,812	1,958,954	2,353,073	856,194	1,323,747	266,366	305,556
(1,069)	(6,826)	(24,563)	(148,264)	(987)	(247,946)	(697)	(15,047)
25,082	33,986	1,934,391	2,204,809	855,207	1,075,801	265,669	290,509
(5,732)	(18,408)	8,791,209	6,993,667	615,838	1,033,056	4,174,325	4,078,388

190,746	(1,672,761)	(14,456,729)	(22,074,355)	(2,487,999)	(29,398,851)	(539,498)	(3,328,327)
—	—	—	—	(52,079)	12,067	—	—
190,746	(1,672,761)	(14,456,729)	(22,074,355)	(2,540,078)	(29,386,784)	(539,498)	(3,328,327)
1,273,543	(257,128)	93,128,823	(49,650,857)	41,893,383	(38,247,238)	13,269,547	(7,257,264)
—	—	—	—	16,444	1,897	—	—
1,273,543	(257,128)	93,128,823	(49,650,857)	41,909,827	(38,245,341)	13,269,547	(7,257,264)
1,464,289	(1,929,889)	78,672,094	(71,725,212)	39,369,749	(67,632,125)	12,730,049	(10,585,591)
$1,458,557	$(1,948,297)	$87,463,303	$(64,731,545)	$39,985,587	$(66,599,069)	$16,904,374	$(6,507,203)
$—	$—	$—	$—	$126,193	$156,496	$—	$—

Nicholas-Applegate Institutional Funds
Statements of Changes in Net Assets

	U.S. Ultra Micro Cap			U.S. Micro Cap
	April 1, 2009 to November 30, 2009	March 31, 2009	March 31, 2008	April 1, 2009 to November 30, 2009	March 31, 2009	March 31, 2008
Increase (Decrease) In Net Assets:
Net investment income (loss)	$(19,355)	$(27,138)	$(2,880)	$(388,526)	$(346,977)	$(971,799)
Net realized gain (loss)	72,454	(489,084)	(17,628)	(716,133)	(15,983,886)	5,666,026
Net unrealized appreciation (depreciation)	554,095	(122,292)	(44,171)	16,046,066	(6,288,864)	(13,753,967)
Investment operations	607,194	(638,514)	(64,679)	14,941,407	(22,619,727)	(9,059,740)

Distributions to Shareholders:
From net investment income
Class I	—	—	—	—	—	—
Class II	—	—	—	—	—	—
Class IV	—	—	—	—	—	—
From net realized gains
Class I	—	—	—	—	(18,218)	(9,796,779)
Class II	—	—	—	—	—	(98,864)
Class IV	—	—	—	—	—	—
Class R	—	—	—	—	—	—
Total distributions	—	—	—	—	(18,218)	(9,895,643)

From Capital Share Transactions:
Proceeds from shares sold
Class I	171,603	856,224	950,827	3,236,727	15,606,664	17,361,071
Class II	—	—	—	—	—	110,838
Class IV	—	—	—	—	—	—
Class R	—	—	—	—	—	—
Distributions reinvested
Class I	—	—	—	—	18,097	9,746,287
Class II	—	—	—	—	—	98,864
Class IV	—	—	—	—	—	—
Class R	—	—	—	—	—	—
Cost of shares redeemed
Class I	(82,062)	(19,787)	—	(4,362,160)	(12,931,589)	(32,282,224)
Class II	—	—	—	—	—	(3,054,309)
Class IV	—	—	—	—	—	—
Class R	—	—	—	—	—	—
Net increase (decrease) in net assets from share transactions	89,541	836,437	950,827	(1,125,433)	2,693,172	(8,019,473)
Net Increase (Decrease) in Net Assets	696,735	197,923	886,148	13,815,974	(19,944,773)	(26,974,856)
Net Assets
Beginning	1,084,071	886,148	—	40,177,623	60,122,396	87,097,252
Ending	$1,780,806	$1,084,071	$886,148	$53,993,597	$40,177,623	$60,122,396
Undistributed net investment income (loss), ending	$—	$—	$—	$—	$—	$—

Class I — Capital Share Activity
Shares sold	21,166	95,380	95,521	332,941	1,532,253	1,152,958
Distributions reinvested	—	—	—	—	2,288	692,700
Shares redeemed	(9,269)	(3,466)	—	(460,453)	(1,419,052)	(2,167,801)
Net Class I Share Activity	11,897	91,914	95,521	(127,512)	115,489	(322,143)

Class II — Capital Share Activity
Shares sold	—	—	—	—	—	6,464
Distributions reinvested	—	—	—	—	—	6,952
Shares redeemed	—	—	—	—	—	(187,792)
Net Class II Share Activity	—	—	—	—	—	(174,376)

Class IV — Capital Share Activity
Shares sold	—	—	—	—	—	—
Distributions reinvested	—	—	—	—	—	—
Shares redeemed	—	—	—	—	—	—
Net Class IV Share Activity	—	—	—	—	—	—

Class R — Capital Share Activity
Shares sold	—	—	—	—	—	—
Distributions reinvested	—	—	—	—	—	—
Shares redeemed	—	—	—	—	—	—
Net Class R Share Activity	—	—	—	—	—	—

See Accompanying Notes to Financial Statements

U.S. Emerging Growth			U.S. Small to Mid Cap Growth			U.S. Convertible
April 1, 2009 to November 30, 2009	March 31, 2009	March 31, 2008	April 1, 2009 to November 30, 2009	March 31, 2009	March 31, 2008	April 1, 2009 to November 30, 2009	March 31, 2009	March 31, 2008

$(50,280)	$(40,240)	$(63,162)	$(5,732)	$(18,408)	$(17,854)	$8,791,209	$6,993,667	$3,307,246
336,862	(3,991,029)	1,109,622	190,746	(1,672,761)	(320,604)	(14,456,729)	(22,074,355)	2,428,013
4,245,852	(1,566,687)	(1,932,344)	1,273,543	(257,128)	(183,249)	93,128,823	(49,650,857)	(8,015,589)
4,532,434	(5,597,956)	(885,884)	1,458,557	(1,948,297)	(521,707)	87,463,303	(64,731,545)	(2,280,330)

—	—	—	—	—	—	(755,722)	(477,679)	(514,906)
—	—	—	—	—	—	(558,980)	(621,794)	(122,122)
—	—	—	—	—	—	(4,972,169)	(5,559,726)	(2,605,259)

—	—	(527,551)	—	—	—	—	(107,496)	(150,355)
—	—	—	—	—	—	—	(237,582)	(38,002)
—	—	—	—	—	—	—	(1,514,785)	(710,833)
—	—	(217,858)	—	—	—	—	—	—
—	—	(745,409)	—	—	—	(6,286,871)	(8,519,062)	(4,141,477)

4,310,648	5,416,300	2,539,292	—	188,770	5,383,713	41,089,111	18,412,911	15,784,572
—	—	—	—	—	—	—	41,196,161	965,357
—	—	—	—	—	—	5,467,462	53,965,866	164,185,347
430,366	659,133	1,124,520	—	—	—	—	—	—

—	—	526,107	—	—	—	669,520	568,643	654,378
—	—	—	—	—	—	558,980	859,376	160,124
—	—	—	—	—	—	68,517	35,016	4,685
—	—	217,859	—	—	—	—	—	—

(663,990)	(1,926,575)	(1,777,085)	—	—	—	(5,693,143)	(43,467,945)	(9,010,639)
—	—	—	—	—	—	(6,300)	(10,541,032)	—
—	—	—	—	—	—	(1,646)	—	(127,582)
(295,189)	(792,831)	(1,216,005)	—	—	—	—	—	—
3,781,835	3,356,027	1,414,688	—	188,770	5,383,713	42,152,501	61,028,996	172,616,242
8,314,269	(2,241,929)	(216,605)	1,458,557	(1,759,527)	4,862,006	123,328,933	(12,221,611)	166,194,435

8,127,337	10,369,266	10,585,871	3,102,479	4,862,006	—	297,882,311	310,103,922	143,909,487
$16,441,606	$8,127,337	$10,369,266	$4,561,036	$3,102,479	$4,862,006	$421,211,244	$297,882,311	$310,103,922
$—	$—	$—	$—	$—	$—	$2,876,588	$373,877	$41,918

458,353	554,485	182,466	—	32,886	539,027	1,852,253	875,435	630,900
—	—	37,552	—	—	—	29,892	27,942	25,119
(71,623)	(209,274)	(131,451)	—	—	—	(251,688)	(1,736,645)	(338,123)
386,730	345,211	88,567	—	32,866	539,027	1,630,457	(833,268)	317,896

—	—	—	—	—	—	—	1,621,749	36,196
—	—	—	—	—	—	25,117	45,437	6,118
—	—	—	—	—	—	(281)	(478,652)	—
—	—	—	—	—	—	24,836	1,188,534	42,314

—	—	—	—	—	—	268,286	2,843,254	6,197,172
—	—	—	—	—	—	3,079	1,837	180
—	—	—	—	—	—	(70)	—	(4,794)
—	—	—	—	—	—	271,295	2,845,091	6,192,558

48,968	72,627	79,606	—	—	—	—	—	—
—	—	15,891	—	—	—	—	—	—
(32,618)	(89,614)	(86,526)	—	—	—	—	—	—
16,350	(16,987)	8,971	—	—	—	—	—	—

Nicholas-Applegate Institutional Funds
Statements of Changes in Net Assets

	International Growth Opportunities			U.S. High Yield Bond
	April 1, 2009 to November 30, 2009	March 31, 2009	March 31, 2008	April 1, 2009 to November 30, 2009	March 31, 2009	March 31, 2008
Increase (Decrease) In Net Assets:
Net investment income (loss)	$615,838	$1,033,056	$839,340	$4,174,325	$4,078,388	$5,120,757
Net realized gain (loss)	(2,540,078)	(29,386,784)	68,324,600	(539,498)	(3,328,327)	(36,608)
Net unrealized appreciation (depreciation)	41,909,827	(38,245,341)	(46,775,990)	13,269,547	(7,257,264)	(6,230,507)
Investment operations	39,985,587	(66,599,069)	22,387,950	16,904,374	(6,507,203)	(1,146,358)

Distributions to Shareholders:
From net investment income
Class I	—	—	(2,374,268)	(3,919,569)	(4,454,710)	(4,645,370)
Class II	—	—	(69,543)	—	—	(708,781)
From net realized gains
Class I	—	(10,682,297)	(36,837,182)	—	—	—
Class II	—	(450,051)	(3,939,300)	—	—	—
Class III	—	(3,457,540)	(12,535)	—	—	—
Total distributions	—	(14,589,888)	(43,232,828)	(3,919,569)	(4,454,710)	(5,354,151)

From Capital Share Transactions:
Proceeds from shares sold
Class I	13,928,228	26,847,095	60,762,777	19,433,673	25,191,406	15,112,012
Class II	2,290,482	12,108,095	1,218,257	—	—	57,244
Class III	8,139,109	25,556,793	45,968	—	—	—
Class IV	—	—	26,893	—	—	—
Distributions reinvested
Class I	—	10,572,511	37,309,080	3,536,124	4,193,149	4,260,974
Class II	—	450,051	—	—	—	5,404
Class III	—	3,457,540	12,534	—	—	—
Cost of shares redeemed
Class I	(10,421,507)	(47,427,822)	(52,627,289)	(15,520,970)	(19,459,996)	(27,693,992)
Class II	—	(9,046,524)	(75,339,925)	—	—	(32,698,711)
Class III	—	—	(5,460,800)	—	—	—
Class IV	—	—	(75,746,255)	—	—	—
Net increase (decrease) in net assets from share transactions	13,936,312	22,517,739	(109,798,760)	7,448,827	9,924,559	(40,957,069)
Net Increase (Decrease) in Net Assets	53,921,899	(58,671,218)	(130,643,638)	20,433,632	(1,037,354)	(47,457,578)
Net Assets
Beginning	62,781,190	121,452,408	252,096,046	49,233,360	50,270,714	97,728,292
Ending	$116,703,089	$62,781,190	$121,452,408	$69,666,992	$49,233,360	$50,270,714

Undistributed net investment income (loss), ending	$1,580,019	$982,464	$(863,873)	$324,794	$8,941	$243,250

Class I — Capital Share Activity
Shares sold	584,960	1,091,824	1,089,540	2,286,156	3,227,477	1,521,238
Distributions reinvested	—	621,547	841,432	408,286	523,672	433,889
Shares redeemed	(463,967)	(2,101,210)	(920,041)	(1,751,564)	(2,469,177)	(2,806,757)
Net Class I Share Activity	120,993	(387,839)	1,010,931	942,878	1,281,972	(851,630)

Class II — Capital Share Activity
Shares sold	125,237	537,531	20,169	—	—	5,705
Distributions reinvested	—	25,470	—	—	—	386
Shares redeemed	—	(358,527)	(1,099,006)	—	—	(3,305,489)
Net Class II Share Activity	125,237	204,474	(1,078,837)	—	—	(3,299,398)

Class III — Capital Share Activity
Shares sold	388,421	765,180	669	—	—	—
Distributions reinvested	—	195,562	273	—	—	—
Shares redeemed	—	—	(82,580)	—	—	—
Net Class III Share Activity	388,421	960,742	(81,638)	—	—	—

Class IV — Capital Share Activity
Shares sold	—	—	402	—	—	—
Distributions reinvested	—	—	—	—	—	—
Shares redeemed	—	—	(1,212,404)	—	—	—
Net Class IV Share Activity	—	—	(1,212,002)	—	—	—

See Accompanying Notes to Financial Statements

Nicholas-Applegate Institutional Funds
Notes to Financial Statements

Note A — ORGANIZATION

Each of the U.S. Ultra Micro Cap, U.S. Micro Cap, U.S. Emerging Growth, U.S. Small to Mid Cap Growth, U.S. Convertible, International Growth Opportunities and U.S. High Yield Bond Fund, (the “Funds”) is a series of shares of beneficial interest of the Nicholas-Applegate Institutional Funds (the “Trust”), an open-end investment management company. The Trust was established as a Delaware business trust on December 17, 1992 and consists of twelve separate portfolios, including the Funds. Each Fund’s investment objectives, strategies and risks are discussed in the Funds’ current prospectuses. All of the Funds have issued Class I shares (“Class I”), two Funds have issued Class II shares (“Class II”), one Fund has issued Class III shares (“Class III”), one Fund has issued Class IV shares (“Class IV”) and one Fund has issued Retirement shares (“Class R”). No shares have a sales charge. Class R has a shareholder service fee. The Funds offering Class I, Class II, Class III and Class IV shares are covered in this report.

Note B — SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies consistently followed by the Funds in preparing these financial statements are described below. The policies conform with accounting principles generally accepted in the United States.

Security Valuations
Equity securities, including ADRs, and GDRs, that are traded on a stock exchange or on the NASDAQ National Market System are valued at the last sale price as of the close of business on the New York Stock Exchange (normally 4:00 p.m. New York time) on the day the securities are being valued, or lacking any sales, at the mean between the closing bid and asked prices. A security that is listed or trades on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Securities listed or traded on certain non-U.S. exchanges whose operations are similar to the United States over-the-counter market are valued at the price within the limits of the latest available current bid and asked prices deemed by Nicholas-Applegate Capital Management LLC (the “Adviser”) to best reflect fair value. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security by the Adviser. Equity Linked Notes (“ELNs”) are valued by using the closing local price for the underlying security and applying the exchange rate for the currency to arrive at a USD equivalent.

Long-term debt obligations, including high quality and high yield corporate securities, municipal securities, asset-backed securities, collateralized mortgage obligations and U.S. Government and Agency issues, are normally valued at the mean between the bid and ask prices provided by an approved bond pricing service. In the event a TRACE price is used, the price is the last traded price on the valuation date for trades greater than or equal to 1mm par amount. Convertible securities are normally priced at the mean between the bid and ask prices. If such a security has a demand feature excercisable within one to seven days, the security is valued at par. In the event that a pricing service does not price a particular security or the price provided is not believed to be reliable, the Adviser will endeavor to use the average of one or two broker-dealer quotations. If broker-dealer quotations are not available, the Adviser generally does not change the price. Short-term debt instruments (e.g., commercial paper, bankers acceptances, U.S. Treasury Bills, etc.) having a maturity of less than 60 days will be valued at amortized cost. If a fixed income security has a maturity or greater than 60 days, it is valued at market price. U.S. Treasury Bills are priced via bids from an approved pricing source.

Securities or other assets for which reliable market quotations are not readily available or for which the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Adviser, does not represent fair value (“Fair Value Securities”), are valued by the Adviser’s Pricing Committee overseen by the Board of Trustees in consultation, as applicable, with the Adviser’s portfolio managers, investment analysts and legal and compliance personnel. Fair Value Securities may include, but are not limited to, the following: certain private placements and restricted securities that do not have an active trading market; securities whose trading has been suspended or for which there is no current market; securities whose prices are stale; securities denominated in currencies that are restricted or untraded, or for which exchange rates are disrupted; securities affected by significant events; and securities that the Adviser’s Pricing Committee believes were priced incorrectly. A “significant event” (which includes, but is not limited to, an extraordinary political or market event) is an event that the Adviser’s Pricing Committee believes with a reasonably high degree of certainty has caused the closing market prices of a Fund’s portfolio securities to no longer reflect their value at the time of the Fund’s NAV calculation.

Security Transactions and Investment Income
Security transactions are accounted for as of trade date. Realized gains and losses from security transactions are determined on an identified-cost basis.

Dividend income is recorded on the ex-dividend date or, for certain non-U.S. securities, when the information becomes available to the Funds. Interest income is recorded on an accrual basis. Discounts and premiums on debt securities are accreted and amortized on the yield to maturity basis.

Non-U.S. Currency Transactions
On each net asset valuation date, the value of assets and liabilities denominated in non-U.S. currencies are translated into U.S. dollars using the current exchange rate at 11:00 a.m. Eastern Time against the U.S. dollar spot rate, as provided by an approved pricing service. Security transactions, income and expenses are converted at the prevailing exchange rate on the day of the event. The effect of changes in exchange rates on securities denominated in a non-U.S. currency is included with the net realized and unrealized gain or loss of the associated security. Foreign exchange rates are translated into U.S. dollars when the exchange rate is struck at the close of the London Stock Exchange. Other non-U.S. currency gains or losses are reported separately.

Nicholas-Applegate Institutional Funds
Notes to Financial Statements – Continued

Certain Funds may use forward non-U.S. currency contracts to reduce their exposure to currency fluctuations of their non-U.S. securities. These contracts are commitments to purchase or sell a non-U.S. currency at a specified rate on a future date. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation of investments. The contract commitment is fully collateralized by cash or securities of the Fund. Non-U.S. denominated assets and forward currency contracts may involve more risks than U.S. transactions, including currency risk, political and economic risk, regulatory and market risk. Evaluating and monitoring such risk exposure is a part of the Funds’ management strategy. The Funds did not have any forward non-U.S. currency contracts outstanding at November 30, 2009.

Futures Contracts
Each Fund may enter into futures contracts involving non-U.S. currency, interest rates, securities, and securities indices, for hedging purposes only. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of non-U.S. currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margin and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. During the period ended November 30, 2009, the Funds did not hold futures contracts.

Equity-Linked Securities
Certain Funds may purchase equity-linked securities, also known as participation notes, equity swaps, and zero strike calls and warrants. Equity-linked securities are primarily used by a Fund as an alternative means to more efficiently and effectively access what is generally an emerging securities market. The Fund deposits an amount of cash with its custodian (or broker, if legally permitted) in an amount near or equal to the selling price of the underlying security in exchange for an equity linked security. Upon sale, the Fund receives cash from the broker or custodian equal to the value of the underlying security. Aside from market risk of the underlying securities, there is a risk of default by the counterparty to the transaction. In the event of insolvency of the counterparty, the Fund might be unable to obtain its expected benefit. In addition, while a Fund will seek to enter into such transactions only with parties which are capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to close out such a transaction with the counterparty or obtain an offsetting position with any counterparty, at any time prior to the end of the term of the underlying agreement. This may impair the Fund’s ability to enter into other transactions at a time when doing so might be advantageous.

Securities Lending
In order to generate expense offset credits, each of the Funds may lend portfolio securities, on a short-term or a long-term basis, up to 30% of a Fund’s total assets. The loans are secured by collateral in the form of cash, cash equivalents, U.S. government and agency securities equal to at least 102% of the market value of securities loaned on U.S. securities and 105% of the market value of securities loaned on non-U.S. securities. During the term of the loan, the Funds will continue to receive any interest, dividends or amounts equivalent thereto, on the loaned securities while receiving a fee from the borrower and/or earning interest on the investment of the cash collateral. Upon termination of the loan, the borrower will return to the Funds securities identical to the loaned securities. The Funds may pay reasonable finders’, administration and custodial fees in connection with a loan of their securities and may share the interest earned on the collateral with the borrower.

The Funds bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Funds also bear the risk of loss in the event the securities purchased with cash collateral depreciate in value. Loans are subject to termination at the option of the borrower of the Fund. There were no securities on loan for the period ended November 30, 2009. The Funds terminated the security lending program on April 1, 2009.

Credit Facility
The Trust has a $15 million credit facility available to fund temporary or emergency borrowing expiring in March 2010. A Fund will pay its pro-rata share of an annual commitment fee plus interest on its specific borrowings. For the period ended March 31, 2009 and November 30, 2009, the Funds did not borrow against the line of credit and balance was zero

Commitments and Contingencies
In the normal course of business, the Funds may enter into contracts and agreements that contain a variety of representations and warranties which provide general indemnifications. The maximum exposure to the Funds under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risks of loss to be remote.

Fund Expenses and Multi-Class Allocations
Each Fund bears expenses incurred specifically on its behalf plus an allocation of its share of Trust level expenses. Each share offered by a Fund has equal rights to assets but incurs certain class-specific expenses. The Funds allocate income, gains and losses, both realized and unrealized, and expenses, except for class-specific expenses, based on the relative net assets of each share class.

During the period ended November 30, 2009, many of the brokers with whom the Adviser places trades on behalf of the Funds provided services to the Funds in addition to trade execution. These services included payments of certain expenses on behalf of the Funds. In addition, through arrangements with the Funds’ custodian, credits realized as a result of uninvested cash balances were used to reduce the Funds’ expenses. During the period ended November 30, 2009, the credits used to reduce the Funds’ expenses were as follows:

Fund	Credit Interest Offset	Direct Brokerage Offset	Security Lending Offset
U.S. Ultra Micro Cap	9	991	—
U.S. Micro Cap	246	—	6,172
U.S. Emerging Growth	116	1,244	—
U.S. Small to Mid Cap Growth	17	1,052	—
U.S. Convertible	3,273	21,290	—
International Growth Opportunities	987	—	—
U.S. High Yield Bond	697	—	—

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from these estimates.

Note C — FEDERAL INCOME TAXES

The Funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to shareholders. Accordingly, no provision for federal income taxes is required. A Fund investing in foreign securities records any foreign taxes on income and gains on such investments in accordance with the applicable tax rules. The Funds’ tax accounting treatment of loss deferrals, accretion, passive foreign investment companies and expiration of capital loss carryforwards is different from the financial statement recognition of income and gains.

Capital loss carryforwards may be used to offset current or future capital gains until expiration.

Income Tax Status
The Funds have adopted a policy in accordance with U.S. generally accepted accounting principles (“GAAP”) which requires management to consider accounting for the uncertainty of income taxes through the application of recognition and measurement criteria. The policy is designed to recognize the estimated taxes payable or refundable on tax returns for the current year as a tax liability or asset as well as recognize a deferred tax liability or asset for the estimated future tax effects attributable to temporary differences and carryforwards. This policy defines the threshold for recognizing the benefits of tax-return positions in the financial statements as “more-likely-than-not” to be sustained upon challenge by the taxing authority. The policy also requires management of the Funds to evaluate tax positions taken (or expected to be taken) in the Funds’ tax returns and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. As of November 30, 2009, tax years 2004 through 2009 remain subject to examination by major tax jurisdictions, which include the United States of America and the State of Delaware, but the Funds have no examinations in progress. As of and during the period ended November 30, 2009, the Funds did not have a liability for unrecognized tax benefits.

Distributions to Shareholders
The Funds record distributions to shareholders on the ex-dividend date. Distributions are determined in accordance with income tax regulations that may differ from GAAP. Accordingly, the Funds’ capital accounts are periodically reclassified to reflect income and gains available for distribution under income tax regulations. The Funds make income and capital gain distributions at least annually. Funds with income objectives make distributions either quarterly or monthly in accordance with the prospectuses. Due to the concentrated shareholder base, a Fund at any time may be categorized for tax purposes as a Personal Holding Company as defined under Section 542 of the Internal Revenue Code.

Nicholas-Applegate Institutional Funds
Notes to Financial Statements – Continued

The tax characters of distributions paid during the period April 1, 2009 through November 30, 2009 were as follows:

Distribution paid from:
Fund	Ordinary Income	Net long term capital gain	Total taxable distributions	Total distributions paid(1)
U.S. Ultra Micro Cap	—	—	—	—
U.S. Micro Cap	—	—	—	—
U.S. Emerging Growth	—	—	—	—
U.S. Small to Mid Cap Growth	—	—	—	—
U.S. Convertible	6,286,871	—	6,286,871	6,286,871
International Growth Opportunities	—	—	—	—
U.S. High Yield Bond	3,919,569	—	3,919,569	3,919,569

The tax characters of distributions paid during the fiscal year ended March 31, 2009 were as follows:

	Distribution paid from:
Fund	Ordinary Income	Net long term capital gain	Total taxable distributions	Total distributions paid(1)
U.S. Ultra Micro Cap	—	—	—	—
U.S. Micro Cap	18,218	—	18,218	18,218
U.S. Emerging Growth	—	—	—	—
U.S. Small to Mid Cap Growth	—	—	—	—
U.S. Convertible	7,466,553	1,052,509	8,519,062	8,519,062
International Growth Opportunities	5,778,238	8,811,650	14,589,888	14,589,888
U.S. High Yield Bond	4,454,710	—	4,454,710	4,454,710

The tax characters of distributions paid during the fiscal year ended March 31, 2008 were as follows:

	Distribution paid from:
Fund	Ordinary Income	Net long term capital gain	Total taxable distributions	Total distributions paid(1)
U.S. Ultra Micro Cap	—	—	—	—
U.S. Micro Cap	2,775,867	7,119,776	9,895,643	9,895,643
U.S. Emerging Growth	—	745,409	745,409	745,409
U.S. Small to Mid Cap Growth	—	—	—	—
U.S. Convertible	3,242,287	899,190	4,141,477	4,141,477
International Growth Opportunities	18,430,532	24,802,296	43,232,828	43,232,828
U.S. High Yield Bond	5,354,151	—	5,354,151	5,354,151

As of November 30, 2009, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Components of accumulated earnings/(deficit):
Fund	Undistributed ordinary income	Undistributed long-term capital gains	Accumulated earnings	Accumulated capital and other losses		Unrealized appreciation/ (depreciation)		Total accumulated earning/(deficit)
U.S. Ultra Micro Cap	—	—	—	(424,142	)(2)	377,516	(3)	(46,626)
U.S. Micro Cap	—	—	—	(17,385,696	)(2)	7,574,332	(3)	(9,811,364)
U.S. Emerging Growth	—	—	—	(4,677,127	)(2)	2,087,438	(3)	(2,589,689)
U.S. Small to Mid Cap Growth	—	—	—	(1,773,263	)(2)	803,809	(3)	(969,454)
U.S. Convertible	3,162,219	—	—	(41,231,664	)(2)	42,494,517	(3)	4,425,072
International Growth Opportunities	1,580,019	—	—	(51,568,434	)(2)	17,670,230	(3)	(32,318,185)
U.S. High Yield Bond	192,047	—	—	(4,633,578	)(2)	3,779,048	(3)	(662,483)

(1)	Total distributions paid differ from the Statement of Changes in Net Assets because for tax purposes, dividends are recognized when actually paid.
(2)	The following Funds had net capital loss carryforwards of approximately:

Fund	Net Capital Loss CarryForward (in 000’s)	Expiration	Post October Losses (in 000’s)
U.S. Ultra Micro Cap	263	November 30, 2017	4
	157	November 30, 2016
U.S. Micro Cap	10,877	November 30, 2017	89
	6,420	November 30, 2016
U.S. Emerging Growth	1,975	November 30, 2017	—
	1,672	November 30, 2016
	1,030	November 30, 2010
U.S. Small to Mid Cap Growth	897	November 30, 2017	—
	777	November 30, 2016
	99	November 30, 2015
U.S. Convertible	23,723	November 30, 2017	680
	11,402	November 30, 2016
	5,427	November 30, 2010
International Growth Opportunities	18,732	November 30, 2017	—
	13,102	November 30, 2016
	19,734	November 30, 2010
U.S. High Yield Bond	2,309	November 30, 2017	23
	2,302	November 30, 2016

To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. The availability of loss carryforwards to any future years may be substantially limited as a result of past or future ownership changes as determined under Internal Revenue Code Section 382.

Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. For the periodr ended November 30, 2009, the Fund deferred to November 30, 2010 post-October capital and currency losses.

(3)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Nicholas-Applegate Institutional Funds
Notes to Financial Statements – Continued

Note D — TRANSACTIONS WITH AFFILIATES

Investment Advisory Fee
The Adviser receives a monthly fee at an annual rate based on the average daily net assets of the Funds. The investment advisory fee rate for each of the Funds is listed in the table below.

Administrative & Shareholder Services Fee
On January 24, 2006, the Funds entered into an Administration Agreement whereby the Funds pay for the administrative services they require under what is essentially an all-in fee structure. Class I, II, III & IV shareholders of the Funds pay an administrative fee to the Adviser computed as a percentage of the Funds’ average net assets attributable in the aggregate to Class I, II, III & IV shares. The Adviser, in turn, provides or procures administrative and shareholder services for Class I, II, III & IV shareholders and also bears the costs of most third-party administrative services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The administrative fees paid to the Adviser may exceed the related costs.

The investment advisory and administrative services fees are charged at the following annual rates:

	Advisory Fee	Administration Fee*
		Class I	Class II	Class III	Class IV
U.S. Ultra Micro Cap	1.50%	0.73%	—	—	—
U.S. Micro Cap	1.00%	0.54%	—	—	—
U.S. Emerging Growth	0.75%	0.41%	—	—	—
U.S. Small to Mid Cap Growth	0.50%	0.40%	—	—	—
U.S. Convertible	0.55%	0.44%	0.34%	—	0.19%
International Growth Opportunities	0.70%	0.69%	0.54%	0.49%	—
U.S. High Yield Bond	0.40%	0.20%	—	—	—

*	Excludes trustees’ fees and expenses, tax, brokerage and interest expenses, and extraordinary expenses.

Affiliated Securities Lending Fees
The U.S. Micro Cap Fund participated in an agency securities lending program with an affiliated agent, Dresdner Bank AG, a direct subsidiary to Allianz AG and affiliate to the Trust (“Dresdner Program”). Income generated from the investment of cash collateral, less negotiated rebate fees paid to borrowers and transaction costs, was divided pursuant to the Dresdner Program Agency Agreement between the Funds and Dresdner Bank AG. The Trust terminated the securities lending program with Dresdner Bank AG on April 1, 2009.

Trustee Compensation
Certain officers of the Trust are also officers of the Adviser and the Distributor. The Trustees who are not affiliated with the Adviser and attended all scheduled meetings will receive an annual compensation of approximately $36,000 each from the Trust, except for the chairman of the Board of Trustees of the Trust and the chairman of the Audit Committee, who will receive an annual compensation of approximately $42,000 and $42,500, respectively, from the Trust.

Note E — INVESTMENT TRANSACTIONS

The following table presents purchases and sales of securities, excluding short-term investments, as of November 30, 2009, to indicate the volume of transactions in each Fund. The tax cost of securities held at November 30, 2009, and the related gross and net unrealized appreciation and depreciation, provide aggregate information on a tax basis against which future gains and losses on these investments are measured for distribution purposes.

Fund	Purchases (in 000’s)	Sales (in 000’s)	Tax Cost (in 000’s)	Gross Unrealized Appreciation (in 000’s)	Gross Unrealized Depreciation (in 000’s)	Net Unrealized Appreciation (Depreciation) (in 000’s)
U.S. Ultra Micro Cap	$1,374	$1,335	$1,403	$444	$(66)	$378
U.S. Micro Cap	42,099	44,091	46,392	10,541	(2,967)	7,574
U.S. Emerging Growth	15,842	12,156	14,339	2,615	(527)	2,088
U.S. Small to Mid Cap Growth	4,787	4,728	3,749	909	(105)	804
U.S. Convertible	357,271	301,242	377,016	45,065	(2,571)	42,494
International Growth Opportunities	68,724	57,618	100,137	23,383	(5,730)	17,653
U.S. High Yield Bond	68,724	57,618	65,824	4,105	(326)	3,779

Note F — FINANCIAL INSTRUMENTS

The Funds may be party to financial instruments with off balance sheet risks, including forward non-U.S. currency contracts and futures, primarily in an attempt to minimize the risk to a Fund in respect of its portfolio transactions. These instruments may involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from unexpected movement in currencies, securities values and interest rates.

The contract amounts indicate the extent of the Funds’ involvement in such contracts. As of November 30, 2009 the Funds were not party to any such agreements.

Note G — FAIR VALUE OF FINANCIAL INSTRUMENTS

In accordance with GAAP, the Funds are required to disclose information regarding the fair value measurements of a Fund’s assets and liabilities. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The disclosure requirement established a three-tier hierarchy to maximize the use of observable market data, minimize the use of unobservable inputs and establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk; for example, the risk inherent in a particular valuation technique used to measure fair value, including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

On June 15, 2009, the Funds adopted additional disclosure requirements which provide the reader of the Funds’ financial statements additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased. Additional guidance on identifying circumstances that indicate a transaction is not orderly. The amended requirement emphasizes that even if there has been a significant decrease in the volume and level of activity for the asset or liability and regardless of the valuation technique(s) used, the objective of a fair value measurement remains the same. The three levels defined by the fair value measurement requirement hierarchy are as follows:

Level 1 — quoted prices in active markets for identical securities.

Level 2 — significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

In some instances, the inputs used to measure fair value might fall in different levels of the fair value hierarchy. The level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest input level that is significant to the fair value measurement in its entirety. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

Nicholas-Applegate Institutional Funds
Notes to Financial Statements – Continued

The following table summarizes the valuation of each Fund’s securities as of November 30, 2009, using the fair value hierarchy:

U.S. Ultra Micro Cap	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at 11/30/2009
Investments in Securities
Common Stock:	1,736,745	—	—	1,736,745
Short-Term Investments:	44,075	—	—	44,075
Total Investments in Securities	1,780,820	—	—	1,780,820

U.S. Micro Cap	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at 11/30/2009
Investments Securities
Common Stock:	52,999,887	—	—	52,999,887
Short-Term Investments:	966,291	—	—	986,291
Total Investments in Securities	53,966,178	—	—	53,966,178

U.S. Emerging Growth	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at 11/30/2009
Investments in Securities
Common Stock:	16,033,533	—	—	16,033,533
Limited Partnerships:	111,888	—	—	111,888
Short-Term Investments:	281,141	—	—	281,141
Total Investments in Securities	16,426,562	—	—	16,426,562

U.S. Small to Mid Cap Growth	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at 11/30/2009
Investments in Securities
Common Stock:	4,455,916	—	—	4,455,916
Limited Partnerships:	31,968	—	—	31,968
Short-Term Investments:	65,000	—	—	65,000
Total Investments in Securities	4,552,884	—	—	4,552,884

U.S. Convertible	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at 11/30/2009
Investments in Securities
Convertible Corporate Bonds:	—	326,861,731	—	326,861,731
Convertible Preferred Stock:	73,772,206	—	—	73,772,206
Common Stock:	6,632,692	—	—	6,632,692
Short Term Investments	12,243,498	—	—	12,243,498
Total Investments in Securities	92,648,396	326,861,731	—	419,510,127

International Growth Opportunities	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at 11/30/2009
Investments in Securities
Common Stock:
Australia	6,925,859	—	—	6,925,859
Belgium	4,468,605	—	—	4,468,605
Bermuda	1,319,004	—	—	1,319,004
Brazil	2,005,259	—	—	2,005,259
Canada	7,807,048	—	—	7,807,048
France	4,347,968	—	—	4,347,968
Germany	7,670,116	—	—	7,670,116
Greece	2,094,470	—	—	2,094,470
Hong Kong	2,239,084	—	—	2,239,084
Ireland	3,462,928	—	—	3,462,928
Italy	5,885,846	—	—	5,885,846
Japan	12,702,525	—	—	12,702,525
Netherlands	2,736,822	—	—	2,736,822
Norway	1,112,031	—	—	1,112,031
Portugal	1,699,037	—	—	1,699,037
Republic of China	2,699,570	—	3,133	2,702,703
Singapore	4,103,924	—	—	4,103,924
Spain	1,208,771	—	—	1,208,771
Switzerland	3,134,002	—	—	3,134,002
Turkey	1,698,642	—	—	1,698,642
United Kingdom	27,185,133	—	—	27,185,133
Equity Linked Securities:
Taiwan	—	4,332,014	—	4,332,014
Preferred Stock:
Brazil	2,021,154	—	—	2,021,154
Short-Term Investments:	4,926,758	—	—	4,926,758
Total Investments in Securities	113,454,556	4,332,014	3,133	117,789,703

U.S. High Yield	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at 11/30/2009
Investments in Securities
Corporate Bonds:	—	60,601,004	—	60,601,004
Foreign Corporate Bonds:	—	6,112,281	—	6,112,281
Agency Bond	—	723,690	—	723,690
Short-Term Investments:	2,166,261	—	—	2,166,261
Total Investments in Securities	2,166,261	67,436,975	—	69,603,236

Nicholas-Applegate Institutional Funds
Notes to Financial Statements – Continued

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the period April 1, 2009 through November 30, 2009 was as follows:

	International Growth Opportunities Fund

	Beginning Balance 3/31/2009	Purchase, (Sales) and Settlements	Accrued Discounts (Premiums)	Net Realized and Unrealized Gain(Loss)	Transfers in and/or out of Level 3	Ending Balance 11/30/2009
Investments in Securities
Common Stock	3,133	—	—	—	—	3,133
Total Investments in Securities	3,133	—	—	—	—	3,133

Note H — MARKET PRICE RISK

The prices of securities held by the Funds may decline in response to certain events, including those directly involving the companies whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate fluctuations. The growth-oriented, equity-type securities generally purchased by the Funds may involve large price swings and potential for loss.

Investments in securities issued by entities based outside the United States may be subject to the risks described above to a greater extent and may also be affected by currency controls; different accounting, auditing, financial reporting, and legal standards and practices in some countries; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. These risks may be heightened in connection with investments in developing countries.

Note I — FINANCIAL DERIVATIVE INSTRUMENTS

In accordance with GAAP, the Funds are required to disclose certain information regarding derivative instruments and hedging activities. The Funds are required to provide enhanced disclosures about the use of and accounting for derivative instruments using a tabular format. Disclosing the fair values of derivative instruments and their gains and losses in a tabular format should provide a more complete picture of the location in an entity’s financial statements of both the derivative positions existing at period end and the effect of using derivatives during the reporting period. Disclosing information about credit-risk-related contingent features should provide information on the potential effect on an entity’s liquidity from using derivatives. Finally, the additional disclosure affords the reader the ability to cross-reference the information within the footnotes, which should help users of financial statements locate important information about derivative instruments. As of November 30, 2009, the Funds did not hold any derivative instruments.

Note J — SIGNIFICANT SHAREHOLDER CONCENTRATION

As of November 30, 2009, the Fund had individual shareholders’ and/or omnibus shareholder accounts (which are comprised of a group of individual shareholders) which individually amounted to more than 10% of the total shares outstanding of a Fund as detailed below.

Fund	% of Fund	Number of Shareholders
U.S. Ultra Micro Cap	92.16%	4
U.S. Micro Cap	75.55%	3
U.S. Emerging Growth	73.10%	3
U.S. Small to Mid Cap Growth	93.14%	1
U.S. Convertible	74.54%	1
International Growth Opportunities	53.06%	3
U.S. High Yield	56.23%	2

Note K — ANNOUNCEMENT OF REORGANIZATION

At a meeting of the Board of Trustees of the Trust held on November 13, 2009, the Board approved a form of Plan of Reorganization (the “Plan”) with respect to each of the Funds. The Plan provides for the transfer of each Fund’s assets to a corresponding series of Allianz Funds Multi-Strategy Trust with substantially similar investment objectives and strategies in a tax-free exchange. The reorganization of each Fund is subject to approval by the shareholders of the Fund. In conjunction with the reorganization of the Funds the Board also approved a change in the Funds’ fiscal year end from March 31 to November 30.

Note L — EVALUATION OF SUBSEQUENT EVENTS

In accordance with GAAP, the Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet, including the estimates inherent in the process of preparing financial statements. In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through January 28, 2010, the date the financial statements were issued.

Nicholas-Applegate Institutional Funds
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Nicholas-Applegate Institutional Funds

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the U.S. Ultra Micro Cap Fund, U.S. Micro Cap Fund, U.S. Emerging Growth Fund, U.S. Small to Mid Cap Growth Fund, U.S. Convertible Fund, International Growth Opportunities Fund and U.S. High Yield Bond Fund (collectively, the “Funds”) at November 30, 2009, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

As explained in Note K to the financial statements, on November 13, 2009, the Board of Trustees of the Funds approved a reorganization of the Funds through a transfer of the Funds’ assets into a corresponding series of Allianz Funds Multi-Strategy Trust.

/s/ PricewaterhouseCoopers LLP

Los Angeles, California
January 28, 2010

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2009 to November 30, 2009).

ACTUAL EXPENSES

The first line of the table below for each Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for a Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below for each Fund provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value June 1, 2009	Ending Account Value November 30, 2009	Expenses Paid During the Period* June 1, 2009 to November 30, 2009	Annualized Expense Ratio
U.S. Ultra Micro Cap — Class I
Actual	$1,000.00	$1,210.00	$13.01	2.35%
Hypothetical (5% return before expenses)	$1,000.00	$1,013.30	$11.85	2.35%
U.S. Micro Cap — Class I
Actual	$1,000.00	$1,157.40	$7.98	1.48%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.67	$7.46	1.48%
U.S. Emerging Growth — Class I
Actual	$1,000.00	$1,174.10	$6.51	1.19%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.08	$6.04	1.19%
U.S. Small to Mid Cap Growth — Class I
Actual	$1,000.00	$1,182.20	$5.31	0.97%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.20	$4.92	0.97%
U.S. Convertible — Class I
Actual	$1,000.00	$1,165.70	$5.52	1.02%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.97	$5.15	1.02%
U.S. Convertible — Class II
Actual	$1,000.00	$1,166.10	$4.96	0.91%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.49	$4.62	0.91%
U.S. Convertible — Class IV
Actual	$1,000.00	$1,166.90	$4.13	0.76%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.25	$3.86	0.76%
International Growth Opportunities — Class I
Actual	$1,000.00	$1,276.50	$8.13	1.43%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.88	$7.26	1.43%
International Growth Opportunities — Class II
Actual	$1,000.00	$1,262.80	$7.27	1.28%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.64	$6.49	1.28%

Shareholder Expense Example – Continued

	Beginning Account Value June 1, 2009	Ending Account Value November 30, 2009	Expenses Paid During the Period* June 1, 2009 to November 30, 2009	Annualized Expense Ratio
International Growth Opportunities — Class III
Actual	$1,000.00	$1,263.00	$6.99	1.23%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.89	$6.23	1.23%
U.S. High Yield Bond — Class I
Actual	$1,000.00	$1,158.60	$3.34	0.62%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.98	$3.13	0.62%

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period.

Supplementary Information — (Unaudited)

PROXY VOTING

The Adviser votes proxies on behalf of the Funds pursuant to written policies and procedures adopted by the Funds. To obtain free information on how your Funds’ securities were voted, please call the Funds at 1-800-551-8043 or visit the Funds’ website at www.nacm.com. You may also view how the Fund’s securities were voted by visiting the Securities & Exchange Commission’s (the “SEC”) website at www.sec.gov. Additionally, information regarding each Fund’s proxy voting record for the most recent twelve month period ended June 30 is also available, free of charge, by calling the Funds at 1-800-551-8043 and from the SEC’s website at www.sec.gov.

ADDITIONAL FEDERAL TAX INFORMATION

The Jobs and Growth Tax Relief Reconciliation Act of 2003 allows a fund to distribute certain dividends paid to its eligible shareholders as qualified dividend income. Of the ordinary income (including short-term capital gain) distributions made by the Funds during the period ended November 30, 2009, the following percentages represent the amount of qualified income within each Fund:

U.S. Convertible	100%
U.S. High Yield	100

The amounts which represent income derived from sources within, and taxes paid to non-U.S. countries or possessions of the United States are as follows:

Fund	Foreign Source Income	FTC Total:
International Growth Opportunities	$1,607,772	$132,588

The percentage of ordinary dividends paid by the Funds during the period ended November 30 2009, which qualify for the Dividends Received Deduction available to corporate shareholders was:

Fund	Percentage
U.S. Convertible	29.03%

Supplementary Information — (Unaudited) — Continued

QUARTERLY FILING

The Funds provide a complete list of portfolio holdings four times in each fiscal year, at the end of each calendar quarter. For the second and fourth quarters, the portfolio holdings appear in the Funds’ semiannual and annual reports to shareholders. For the first and third quarters, the Funds file their portfolio holdings with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the Funds’ Form N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 1-202-942-8090.

TRUSTEE APPROVAL OF INVESTMENT ADVISORY AGREEMENT

Based upon the recommendation of the Contract Committee of the Board of Trustees, a Committee comprised of all of the Independent Trustees of the Trust (“Funds”), the Trustees unanimously approved the continuance of the Investment Advisory Agreement between the Funds and Nicholas-Applegate Capital Management (“Nicholas-Applegate”) at a meeting held on November 13, 2009. In approving the Investment Advisory Agreement, the Board of Trustees, through its Contract Committee, evaluated a comprehensive package of materials, including performance and expense data for other funds with similar asset sizes, investment objectives and policies that had been provided by Lipper Inc. (“Lipper”). Prior to making its recommendation, the Contract Committee reviewed the proposed continuance of the Investment Advisory Agreement with representatives of Nicholas-Applegate and with independent legal counsel to the Independent Trustees of the Trust. Members of the Contract Committee also met privately with independent legal counsel to discuss the factors they felt were relevant. The factors included: (1) the performance of the Funds and the financial condition of the Adviser and the Funds; (2) comparative performance data for each of the Funds and other funds with similar investment objectives/policies and to a relevant index; (3) the nature, extent and quality of investment advisory services rendered by Nicholas-Applegate; (4) marketing and sales efforts dedicated to the Funds; (5) compensation paid to Nicholas-Applegate; (6) costs borne by Nicholas-Applegate; (7) comparative fee and expense data for each of the Funds and other funds with similar investment objectives/policies; (8) Nicholas-Applegate’s policies and practices regarding allocation of portfolio transactions, best price and execution of portfolio transactions, and soft dollar arrangements; (9) fair valuation policies and procedures; (10) expense offset arrangements; (11) portfolio turnover rates; (12) fall-out benefits, such as research received pursuant to Section 28(e) of the Securities Exchange Act of 1934, as amended; (13) fees that Nicholas-Applegate charges its other clients with similar investment objectives/policies; (14) experience and qualifications of the member of the portfolio management teams; (15) material changes in personnel managing the Funds; and (16) the time dedicated by Nicholas-Applegate’s senior management, portfolio managers and other key personnel, including the Chief Executive Officer and the Chief Investment Officer, to the Funds. In their deliberations, the Contract Committee did not identify any particular information that was controlling, and each member of the Contract Committee attributed different weights to the various factors. The Contract Committee determined that the fees of the Investment Advisory Agreement between each of the Funds and Nicholas-Applegate were fair and reasonable in light of the services performed, expenses incurred and such other matters as the Contract Committee considered relevant in the exercise of their reasonable judgment. The Contract Committee also separately discussed the material factors and conclusions that formed the basis for the Contract Committee to recommend that the Board of Trustees approve the Investment Advisory Agreement for each of the Funds.

SERVICES PROVIDED BY NICHOLAS-APPLEGATE

Nicholas-Applegate manages the portfolios of each of the Funds under the direction of the Board of Trustees and manages each Fund consistent with each Fund’s investment objectives and policies. Nicholas-Applegate provides each Fund with office space and such other services and personnel as are necessary for its operations. The Contract Committee considered the scope and quality of services provided by Nicholas-Applegate under the Investment Advisory Agreement. The Contract Committee considered the quality of the investment research capabilities of Nicholas-Applegate and the other services to be provided to the Funds by Nicholas-Applegate, such as selecting broker-dealers for executing portfolio transactions, serving as the Funds’ administrator, producing shareholder reports, providing support services for the Trustees and Board Committees and overseeing the activities of other service providers, including monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. The Contract Committee concluded that the nature, extent and quality of the services provided by Nicholas-Applegate to the Funds were appropriate and consistent with the terms of the Investment Advisory Agreement and that the Funds will continue to benefit from the services provided under the Investment Advisory Agreement with Nicholas-Applegate.

COST OF SERVICES & FUND EXPENSES

The Contract Committee examined the fee information and expenses for each of the Funds in comparison to information from other comparable funds as provided by Lipper. The Contract Committee agreed that overall the Funds’ management fees and expense ratios were reasonable in relation to the management fees and expense ratios of the Funds’ peer groups selected by Lipper. The Contract Committee also reviewed Nicholas-Applegate’s management fees charged to its institutional separate account clients and for sub-advised funds (funds for which Nicholas-Applegate provides portfolio management services only). The Contract Committee also reviewed the profitability analysis for each Fund. The Contract Committee concluded that overall the management fees and other compensation to be paid by the Funds to Nicholas-Applegate were reasonable in relation to the nature and quality of the services to be provided, taking into account (1) the fees charged by other advisers for managing comparable mutual funds with similar strategies and assets; (2) the fees that Nicholas-Applegate charges to other clients; (3) the estimated overall expense ratio of the Funds, taking into account the Funds’ expense offset arrangements with brokers, custodians and third party services providers; and (4) the Funds’ performance in light of challenging market conditions.

INVESTMENT RESULTS

The Contract Committee considered the investment results of each of the Funds as compared to funds with similar investment objectives and policies as determined by Lipper and with relevant securities indices. In addition to the information received by the Contract Committee for their meeting, Nicholas-Applegate provides detailed performance information for each Fund at each regular meeting of the Board of Trustees. The Contract Committee reviewed information showing absolute and relative performance of each Fund over 1-year, 3-year, 5-year and 10-year periods as applicable.

U.S. Ultra Micro Cap Fund
The Contract Committee reviewed Fund peer group information in connection with the approval of the Fund that commenced investment operations on January 28, 2008. The Committee compared the Fund’s performance since inception which had outperformed relative to the Russell Microcap Growth Index. Lipper performance peer group data was not available due in part to the lack of Lipper peer funds with market capitalizations of less than $275 million. The Committee noted that the Fund’s performance had improved significantly over the year following its inception. After further discussion concerning the expenses relative to the Fund’s peers, the Contract Committee concluded that performance on both a relative and absolute basis was very good.

U.S. Micro Cap Fund
The Contract Committee reviewed the information reporting performance of the U.S. Micro Cap Fund compared to its Lipper peer group and the Russell 2000 Growth Index and the Russell Micro Cap Growth Blended Index. The comparative information showed the Fund had outperformed relative to the Russell 2000 Growth Index over the 1, 5 and 10-year periods. The Fund underperformed relative to the Russell Microcap Growth Blended Index over the 1-year period yet outperformed over the 5 and 10-year periods. The Fund performed in the 1st and 2nd quintiles over the 1, 5 and 10-year periods relative to its Lipper performance universe. After further discussion, the Contract Committee concluded that, over the long-term, the U.S. Micro Cap Fund had performed well on both a relative and absolute basis.

U.S. Emerging Growth Fund
The Contract Committee reviewed information comparing performance of the Fund to its Lipper performance group and the Russell 2000 Growth Index. The comparative information showed the Fund outperformed relative to the Index over the 1 and 5-year periods and underperformed over the 10-year period. The Fund’s performance relative to the Lipper performance universe placed it in the 2nd quintile over the 1-year period, 1st quintile over the 5-year period and 4th quintile in the 10-year period. After further discussion, the Contract Committee concluded that the Fund had performed well on both a relative and absolute basis through intense market conditions.

U.S. Small to Mid Cap Growth Fund
The Contract Committee reviewed information comparing performance of the Fund to its Lipper performance group and the Russell 2500 Growth Index. The comparative information showed the Fund narrowly underperforming relative to the Index over the 1-year and since inception periods. The Fund’s performance relative to its Lipper performance universe performed in the 2nd quintiles for the 1-year and inception to date periods, respectively. Based on its review, the Contract Committee concluded that the Fund’s performance had been good.

U.S. Convertible Fund
The Contract Committee reviewed information comparing performance of the Fund to its Lipper performance universe and the Merrill Lynch All Convertibles All Qualities Index. The comparative information showed that the Fund underperformed the Index in the 1-year period and outperformed over the 5 and 10-year periods. The Fund’s performance relative to its Lipper performance universe placed the Fund in the 2nd quintile in the 1-year period and 1st quintile in the 5 and 10-year periods. Based on their review, the Contract Committee concluded that the Fund’s relative performance over time had been exceptional.

International Growth Opportunities Fund
The Contract Committee reviewed information comparing performance of the Fund to its Lipper performance universe and the S&P Developed Ex-US Small Cap Growth and S&P Developed Ex-US Small Cap Indexes. The comparative information showed that the Fund had outperformed the Indexes in the 1 and 5-year periods and underperformed in the 10-year period. The Fund’s performance relative to its Lipper performance universe placed it in the 2nd quintile for the 1-year period and the 1st quintile for the 5 and 10-year periods. Based on its review, the Contract Committee concluded that the Fund’s performance had been exceptional over time.

U.S. High Yield Bond Fund
The Contract Committee reviewed information comparing performance of the Fund to its Lipper performance universe and the Merrill Lynch High Yield Master II Index. The comparative information showed that the Fund had underperformed the Index in the 1 and 5-year periods and outperformed during the 10-year period. The Fund’s performance relative to its Lipper performance universe placed it in the 2nd quintile in the 1-year period and 1st in the 5 and 10-year periods. Based on its review, the Contact Committee concluded that the Fund’s relative performance over time had been exceptional.

INVESTMENT ADVISORY FEE AND OTHER EXPENSES

The Contract Committee considered the investment advisory fee paid by each Fund. The Contract Committee recognized that it was difficult to make comparisons of investment advisory fees because there are variations in the services that are included in the fees paid by other funds. The Contract Committee also considered the fees that Nicholas-Applegate charges other clients with similar investment objectives/policies. Nicholas-Applegate acts as sub-adviser to several open-end and closed-end registered investment companies, non-U.S. investment companies, and investment adviser to separately managed institutional accounts. For funds where Nicholas-Applegate acts as sub-adviser, the Investment advisory fee is generally lower. For separately managed accounts where Nicholas- Applegate acts solely as investment adviser, the investment advisory fee is comparable and in some cases higher. The Contract Committee also considered the total expense ratio for each Fund in comparison to their respective peers.

Supplementary Information — (Unaudited) — Continued

U.S. Ultra Micro Cap Fund
The Lipper peer group consisted of the Fund, the Expense Group and all other institutional small-cap growth funds, small-cap value funds, and small-cap core funds, excluding outliers (“Expense Universe”). The Fund’s Expense Group consisted of the Fund and four other funds with average net assets of less than $100 million. The Expense Group fee and expense data showed that the Fund’s total expenses were higher than the peer group median and in the 5th quintile of the Expense Universe. The Contract Committee noted the Fund’s relative undersize of $1 million to its closest peer with $60 million in average net assets and that the Fund was a new fund that commenced investment operations in January 2008. Based on its review, the Contract Committee concluded that the Fund’s expenses were acceptable in light of the quality of services offered and other factors considered.

U.S. Micro Cap Fund
The Lipper peer group consisted of the Fund, the Expense Group and all other institutional small-cap growth funds, small-cap value funds, and small-cap core funds, excluding outliers (“Expense Universe”). The Expense Group consisted of nine other funds with average net assets ranging between $500,000 and $250 million compared to $54.0 million for the Fund. The Expense Group fee and expense data showed that the Fund’s total expenses were the lowest in the Expense Group and ranked in the 2nd quintile of the Expense Universe. Based on its review, the Contract Committee concluded that the Fund’s expenses were very good in light of the quality of services offered and other factors considered.

U.S. Emerging Growth Fund
The Lipper peer group consisted of the Fund, the Expense Group and all other institutional small-cap growth funds, excluding outliers (“Expense Universe”). The Expense Group consisted of 15 other funds with average net assets ranging between $3.3 million and $85 million compared to $9.9 million for the Fund. The Expense Group fee and expense data showed that the Fund’s total expenses were the second lowest in the Expense Group and ranked in the 1st quintile of the Expense Universe. Based on its review, the Contract Committee concluded that the Fund’s expenses were very good in light of the quality of services offered and other factors considered.

U.S. Small to Mid Cap Growth Fund
The Lipper peer group consisted of the Fund, the Expense Group and all other institutional small-cap growth funds, excluding outliers (“Expense Universe”). The Expense Group consisted of 16 other funds with average net assets ranging between $3.3 million and $71 million compared to $4.2 million for the Fund. The Expense Group fee and expense data showed that the Fund’s total expenses ranked 4th lowest in the Expense Group and ranked in the 1st quintile of the Expense Universe. Based on its review, the Contract Committee concluded that the Fund’s expenses were very good in light of the quality of services offered and other factors considered.

U.S. Convertible Fund
The Lipper peer group consisted of the Fund, the Expense Group and all other institutional convertible securities funds, excluding outliers (“Expense Universe”). The Expense Group consisted of eight other funds with average net assets ranging between $48.4 million and $662 million compared to $48.4 million for the Fund. The Expense Group fee and expense data showed that the Fund’s total expenses were second to the highest in the Expense Group and ranked in the 5th quintile of the Expense Universe. The Contract Committee noted that the Expense Group median was 0.878% compared to the Fund at 0.979% and observed that the Fund with the lowest total expenses would have experienced greater expenses than the Fund without waivers. Based on its review, the Contract Committee concluded that the Fund’s expenses were acceptable in light of the quality of services offered and other factors considered.

International Growth Opportunities Fund
The Lipper peer group consisted of the Fund, the Expense Group and all other institutional international small/mid-cap growth funds, excluding outliers (“Expense Universe”). The Expense Group consisted of six other funds with average net assets ranging between $33.3 million and $170 million compared to $81.3 million for the Fund. The Expense Group fee and expense data showed that the Fund’s total expenses ranked 3rd lowest in the Expense Group and ranked in the 3rd quintile of the Expense Universe. Based on its review, the Contract Committee concluded that the Fund’s expenses were acceptable in light of the quality of services offered and other factors considered.

U.S. High Yield Bond Fund
The Lipper peer group consisted of the Fund, the Expense Group and all other institutional high current yield funds, excluding outliers (“Expense Universe”). The Expense Group consisted of 14 other funds with average net assets ranging between $11 million and $112 million compared to $47.7 million for the Fund. The Expense Group fee and expense data showed that the Fund’s total expenses ranked 5th lowest in the Expense Group and ranked in the 1st quintile of the Expense Universe. Based on its review, the Contract Committee concluded that the Fund’s expenses were very good in light of the quality of services offered and other factors considered.

ECONOMIES OF SCALE

The Contract Committee noted that the investment advisory and unitary fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels. However, the Contract Committee did note that overall fees paid to Nicholas-Applegate (investment advisory, administration, and shareholder service) contain the functional equivalent of breakpoints through the offering of four to five different share classes that reduce the fees paid to Nicholas-Applegate based on the asset level of the account. The Contract Committee recognized that the existing fee structure is consistent with the institutional nature of the Funds’ shareholder base and of Nicholas-Applegate’s business, which caters to large institutional investors (e.g., pension plans, endowments and public funds). Having taken these factors into consideration, the Contract Committee concluded that the Funds’ current multiple share class fee structure establishes a reasonable basis for realizing economies of scale for the Funds which may exist when assets increase. At current asset levels, the Contract Committee also noted that the most of the Funds have not realized optimal economies of scale in respect to other expenses and that many expenses continue to be paid by Nicholas-Applegate.

Supplementary Information — (Unaudited) — Continued

CORPORATE GOVERNANCE

Name, Address (1) Age Position(s) Held with Fund Length of Time Served (2)	Principal Occupation(s) During Past 5 Years Other Directorship Held by Trustee Number of Portfolios in Fund Complex Overseen by Trustee
Independent Trustees:

Darlene T. DeRemer 11/27/1955 Chairperson of the Board Since August 2007 & Trustee Since May 1999
Principal Occupations: Partner, Grail Partners LLC (since 2005); Managing Director, Putnam Lovell NBF Private Equity (2004-2005); Managing Director, NewRiver E-Business Advisory Services Division (2000-2003); Prior to, President and Founder, DeRemer Associates, a strategic and marketing consulting firm for the financial services industry (since 1987); Vice President and Director, Asset Management Division, State Street Bank and Trust Company, now referred to as State Street Global Advisers (1982-1987); Vice President, T. Rowe Price & Associates (1979-1982); Member, Boston Club (since 1998); Member, Financial Women’s Association Advisory Board (since 1995); Founder, Mutual Fund Cafe Website.

Other Directorships Held: Founding Member and Director, National Defined Contribution Council (since 1997); Trustee, Boston Alzheimer’s Association (since 1998); Director, King’s Wood Montessori School (since 1995); Editorial Board, National Association of Variable Annuities (since 1997); Director, Nicholas-Applegate Strategic Opportunities, Ltd. (1994-1997); Trustee, Nicholas-Applegate Mutual Funds (1994-1999); Director, Jurika & Voyles Fund Group (since 1994-2000); Trustee, Barnwell Funds (2003-2005); Director, Independent Director Council (since 2004); Mutual Fund Director’s Council-Advisory Board; Board Member-Chatman Partners; Board Member-X-Shares LLC.

Number of Portfolios Overseen by Trustee: 12

John J. Murphy 4/8/1944 Trustee Since September 2005
Principal Occupations: Founder and senior principal, Murphy Capital Management.

Other Directorships Held: Director, Smith Barney Multiple Discipline Trust; Director, Barclays International Funds Group Ltd. and affiliated companies; Smith Barney Consulting Group; Legg Mason Equity Funds.

Number of Portfolios Overseen by Trustee: 12

Bradford K. Gallagher 2/24/1944 Trustee Since August 2007
Principal Occupations: Founder, Spyglass Investments LLC (a private investment vehicle) (since 2001); Founder, President and CEO of CypressTree Investment Management Company and Annuity Company; Managing Director, Fidelity Investments.

Other Directorships Held: Trustee, The Common Fund (since 2005); Director, Anchor Point Inc. (since 1995); Chairman and Trustee, Atlantic Maritime Heritage Foundation (since 2007); Director, Shielding Technology Inc. (since 2006); Director, United Way of Eastern Massachusetts (1988-1990); Director, Ouimet Scholarship Fund (1993-2005); Director, Emerson Hospital (1995-2005).

Number of Portfolios Overseen by Trustee: 12

Steven Grenadier 12/14/1964 Trustee Since August 2007
Principal Occupations: William F. Sharpe Professor of Financial Economics, Stanford University Graduate School of Business; Research Associate, National Bureau of Economic Research (since 2002); Chairman of the Finance Department, Stanford University Graduate Scholl of Business (2004-2006).

Other Directorships Held: Independent Trustee, E Trade Funds.

Number of Portfolios Overseen by Trustee: 12

Interested Trustees:

Horacio A. Valeiras 1/8/1959 President & Trustee Since August 2004
Principal Occupations: Managing Director (since 2004) and Chief Investment Officer, Nicholas-Applegate Capital Management, Nicholas-Applegate Securities (since 2002); Chief Investment Officer; Oppenheimer and AGI Management Partners (since 2008); Managing Director of Morgan Stanley Investment Management, London (1997-2002); Head of International Equity and Asset Allocation, Miller Anderson & Sherred; Director and Chief of Investment Strategies, Credit Suisse First Boston.

Other Directorships Held: Trustee, The Bishops School (since 2002); Trustee, San Diego Rowing Club (since 2002).

Number of Portfolios Overseen by Trustee: 12

Arthur B. Laffer 8/14/1940 Trustee Since August 2007
Principal Occupations: Chairman, Laffer Associates (economic consulting) (since 1979); Chairman, Laffer Advisors Inc. (registered broker-dealer) (since 1981); Chairman, Laffer Investments (asset management) (since 2000); Member, Congressional Policy Advisory Board (since 1998); Distinguished University Professor and Director, Pepperdine University (1985-1988); Professor of Business Economics, University of Southern California (1976-1984); Associate Professor of Business Economics, University of Chicago (1967-1976).

Other Directorships Held: Director of MPS Group, Inc. (NYSE:MPS) (since 2003); Director, Petco Animal Supplies, Inc. (NASDAQ:PETC) (2002-2005); Director, Oxigene Inc. (NASDAQ:OXGN), biopharmaceutical company (since 1998); Director of Provide Commerce (NASDAQ: PRVD) (since 1998); Director, Veolia Environmental Corporation (successor to U.S. Filter Corporation) (water purification) (1991-2006); Director, Nicholas-Applegate Fund, Inc. (1987-2007).

Number of Portfolios Overseen by Trustee: 12

CORPORATE GOVERNANCE

Name, Address (1) Age Position(s) Held with Fund Length of Time Served (2)	Principal Occupation(s) During Past 5 Years Other Directorship Held by Officer Number of Portfolios in Fund Complex Overseen by Officer
Officers:

Charles H. Field, Jr. 7/24/1955 Secretary and Chief Compliance Officer Since May 2002
Principal Occupations: Managing Director and General Counsel, Nicholas-Applegate Capital Management (since 1996); Chief Legal Officer of Oppenheimer Capital Management LLC (since 2009), Chief Legal Officer of Allianz Global Investors Management Partners LLC (since 2009); and Chief Legal Officer of Allianz Global Investors Solutions LLC (since 2009). Prior to joining Nicholas-Applegate in 1996 was an attorney for Federated Investors (1991-1996) and an attorney for Unified Management Corp. (1987-1991).

Other Directorships Held: NA

Number of Portfolios Overseen by Officer: 12

Deborah A. Wussow 1/31/1960 Treasurer and Assistant Secretary Since August 2006
Principal Occupations: Senior Vice President, Chief Compliance Officer, Nicholas-Applegate Capital Management, LLC (since 2008), Chief Compliance Officer, Oppenheimer Capital Management, LLC (since April 2009); Chief Compliance Officer, Allianz Global Investors Management Partners, LLC (since 2009); Chief Compliance Officer, Allianz Solutions, LLC (since 2009); Deputy Chief Compliance Officer, Nicholas-Applegate Capital Management, LLC (2004-2008);Compliance Officer, Nicholas-Applegate Capital Management (1995-2004).

Other Directorships Held: NA

Number of Portfolios Overseen by Officer: 12

(1)	Unless otherwise noted, the address of the Trustees and Officers is c/o: Nicholas-Applegate Capital Management, 600 West Broadway, 32nd Floor, San Diego, California 92101.
(2)	Each Trustee serves for an indefinite term, until her or his successor is elected.

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TRUSTEES OF NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS

Darlene T. DeRemer, Chairperson
Horacio A. Valeiras
John J. Murphy
Bradford K. Gallagher
Steven Grenadier
Arthur B. Laffer

OFFICERS

Horacio A. Valeiras, President
Charles H. Field, Jr., Secretary & Chief Compliance Officer
Deborah A. Wussow, Treasurer & Assistant Secretary

INVESTMENT ADVISER

Nicholas-Applegate Capital Management

DISTRIBUTOR

Nicholas-Applegate Securities

CUSTODIAN

Brown Brothers Harriman & Co., Private Bankers

TRANSFER AGENT

UMB Fund Services Group, Inc.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP

SAR0909INST

600 West Broadway
San Diego, California 92101
800.551.8043

November 30, 2009 Annual Report

Class R Shares

U.S. Emerging Growth

Letter to Shareholders

Dear Fellow Shareholder,

Stock markets around the world delivered impressive gains during the eight months ended November 30, 2009. In contrast to the panic coursing through the markets a year ago, the period was characterized by rising confidence in the global economy.

In this report, we review the performance of the financial markets and the U.S. Emerging Growth Fund from April 1, 2009 through November 30, 2009. We also highlight some of the key factors that drove investment returns and share our outlook for the future.

In the United States, the S&P 500 Index gained 39.4% in response to encouraging economic and earnings reports. While GDP fell at a 0.7% annual rate in the second quarter, this was a big improvement over the 6.4% first-quarter drop. The news got progressively better, with GDP rising 2.8% in the third quarter, boosted by government stimulus dollars. Throughout the period, the Federal Reserve held interest rates at 0.0% to 0.25% and used its balance sheet to provide extra liquidity to the financial system. The credit markets opened up, and corporate bond issuance for 2009 surpassed $1 trillion in October — the fastest pace on record. Corporate earnings remained under pressure, with S&P 500 companies posting their ninth consecutive quarter of profit declines. That said, earnings exceeded consensus estimates, aided by cost-cutting initiatives.

Stock markets outside the United States also performed well, lifted by mounting evidence that the global recession was ending. In local currencies, the MSCI EAFE Index, a barometer of developed non-U.S. markets, rose 32.0%, and the MSCI Emerging Markets Index rose 49.9%. The gains were even greater in U.S. dollar terms, with the MSCI EAFE and MSCI Emerging Markets indexes advancing 51.6% and 70.5%, respectively. The dollar declined against most foreign currencies, largely due to expectations that the Fed would keep interest rates low for longer than other central banks.

Central banks in a handful of countries, including Australia, did raise interest rates toward the end of the period. Australia’s mineral exports helped keep its economy out of recession amid a 31% jump in the Reuters/Jefferies CRB Index of nineteen commodities since March 1. With their economies just returning to growth, euro-zone and Japanese central bankers held rates steady, although the European Central Bank scaled back one of its stimulus programs. Japanese GDP grew at an annual pace of 2.3% in the second quarter and 1.3% in the third quarter. The euro region emerged from recession in the third quarter, with GDP rising 1.5% on an annual basis. The United Kingdom was a notable laggard, where the Bank of England kept interest rates at a record low of 0.5% and expanded its quantitative easing policy. The U.K. economy contracted in the third quarter — the sixth straight decline — but more recent data hinted at recovery.

The relatively strong performance of developing economies, combined with investors’ rising risk appetites, drove the extraordinary gains in emerging market equities. Stocks in the BRIC nations of Brazil, Russia, India and China turned in some of the best results in local currencies. Brazil and Russia, which have large energy industries, benefited from a 56% increase in oil prices during the period. In India and China — economies that had slowed but not entered recession — growth rebounded as government stimulus measures boosted domestic demand.

The improvement in the global economy created a powerful tailwind for the Nicholas-Applegate U.S. Emerging Growth Fund, which posted a substantial gain. In addition, the Fund outperformed its benchmark, the Russell 2000 Growth Index, by a wide margin. We are proud of the Fund’s strong results relative to the index, both in this period and over longer time horizons.

Looking ahead, we expect the U.S. economic recovery to be subdued relative to past recoveries, and real growth in other developed countries to also remain subpar. The Fed has stated its intentions to keep interest rates low for “an extended period,” but we believe short-term rates will start to rise next year as inflation returns to the U.S. economy. Foreign central banks have already embarked on post-crisis monetary tightening, and we expect this trend to continue. Against a backdrop of low growth and rising rates, we think that individual security selection will be especially important. This makes us confident in our outlook for the U.S. Emerging Growth Fund, given our bottom-up investment approach and commitment to in-depth fundamental research.

On behalf of everyone at Nicholas-Applegate, thank you for the trust you have placed in us. We look forward to serving your investment needs throughout the coming years.

Best Regards,

Horacio A. Valeiras, CFA
President and Chief Investment Officer
November 30, 2009

Table of Contents

The Fund’s Review and Outlook, Performance and
Schedule of Investments:

U.S. Emerging Growth	1

The Fund’s:

Financial Highlights	6

Statement of Assets and Liabilities	8

Statement of Operations	9

Statement of Changes in Net Assets	10

Notes to Financial Statements	11

Report of Independent Registered Public Accounting Firm	18

Shareholder Expense Example	19

Supplementary Information	20

This report is authorized for distribution to shareholders and to others only when preceded or accompanied by a currently effective prospectus for Nicholas-Applegate Institutional Funds Class R Shares. Distributor: Nicholas-Applegate Securities.

U.S. Emerging Growth Fund

Management Team:  John C. McCraw, Portfolio Manager; Robert S. Marren, Portfolio Manager

Chief Investment Officer:  Horacio A. Valeiras, CFA

Goal:  The U.S. Emerging Growth Fund seeks to maximize long-term capital appreciation through investments primarily in U.S. companies with market capitalizations similar to the Russell 2000 Growth Index at time of purchase.

Market Overview:  U.S. equities posted significant gains during the eight months ended November 30, 2009. The rally — one of the steepest in Wall Street history — lifted stock prices higher across all major styles and capitalization segments of the market.

During the period, the Federal Reserve held short-term interest rates steady, after having lowered them to near zero at the height of the credit crisis. The central bank also pumped massive amounts of liquidity into the financial system by making loans and asset purchases. On the fiscal front, some of the $787 billion stimulus package worked its way into the economy via tax credits, the “cash for clunkers” auto trade-in program and other spending initiatives.

The government’s aggressive policies helped thaw the credit markets and jump-start the economy. Following a 6.4% annual drop in the first quarter of 2009, GDP fell just 0.7% in the second quarter and rose 2.8% in the third quarter. Moreover, existing homes sales spiked to their highest level since early 2007, a key home-price index advanced for five straight months and manufacturing activity hit a three and a-half year high. That said, several indicators suggested that the recovery would be gradual, including the unemployment rate which reached 10.2% in October 2009.

In addition to improvement in the economy, better-than-expected corporate profits — albeit off low expectations — also boosted investor sentiment. As November 2009 drew to a close, small-cap companies that had reported third-quarter earnings were beating estimates by about 4%, on average, and mid caps were ahead by about 9%.

Performance:  The Fund’s Class R shares gained 52.34% between April 1 and November 30, 2009, outperforming the 37.24% increase in the Russell 2000 Growth Index ..

Portfolio Specifics:  The Fund’s outperformance was driven by stock selection, which added value in most sectors and was particularly strong in energy and materials. Two of our best-performing holdings were Atwood Oceanics, a provider of offshore oil and gas drilling services, and Ashland, a diversified chemical company. Atwood Oceanics signed contracts for two of its jackup rigs that have the potential to keep the rigs utilized through the end of 2010. Ashland benefited from rising margins in its water technologies business, as well as record profits at its Valvoline automotive products unit.

Stock selection in the information technology sector was another major source of relative strength. The Fund’s top contributors included TriQuint Semiconductor and RF Micro Devices, chip makers that are capitalizing on the increasing adoption of 3G smartphones.

On the minus side, stock selection in the consumer discretionary sector negatively affected performance versus the index. One of our biggest detractors was an apparel company whose business was impacted by the difficult retail environment in key markets such as California and Florida.

Market Outlook:  The economy continues to face meaningful headwinds, including the weak job market and tepid bank lending. However, several positive factors could drive additional equity market gains in the coming months. For example, the Fed has resolved to keep interest rates low for an extended period of time, and corporate earnings are expected to show strong growth in 2010. Additionally, companies have large amounts of cash on their balance sheets, which could lead to increased merger and acquisition activity.

Regardless of how big-picture developments play out, we believe that our bottom-up investment process will continue to add value to the benchmark.

Comparison of Change in Value of a $250,000 Investment In U.S. Emerging Growth Fund Class R Shares with the Russell 2000 Growth Index.

Annualized Total Returns As of 11/30/09
	1 Year	5 Years	10 Years
U.S. Emerging Growth Fund Class R	41.33%	2.73%	–7.48%
Russell 2000 Growth Index	30.59%	–0.07%	–0.58%

The graph above shows the value of a hypothetical $250,000 investment in the Fund compared with the Russell 2000 Growth Index for the periods indicated. The Fund’s Class R shares were first available on May 21, 1999. Performance prior to the introduction of Class R shares reflects the historical performance of the Fund’s Class I Shares. This performance has been restated to reflect shareholder services fees of 0.25% applicable to Class R shares, but not Class I shares of the Fund. The Fund’s Class I shares calculate their performance based upon the historical performance of a corresponding series of Nicholas-Applegate Mutual Funds (renamed ING Mutual Funds), adjusted to reflect all fees and expenses applicable to the Fund’s Class I shares. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. The total returns shown above do not show the effects of income taxes on an individual’s investment. In most cases, taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. Past performance cannot guarantee future results.

1

U.S. Emerging Growth Fund

The Russell 2000 Growth Index is an unmanaged index comprised of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is an unmanaged index generally representative of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index. Index returns include reinvestment of dividends. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. One cannot invest directly in an index.

Since markets can go down as well as up, investment returns and principal value will fluctuate with market conditions. You may have a gain or loss when you sell your shares. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

2

U.S. Emerging Growth Fund

Schedule of Investments
As of November 30, 2009

	Number of Shares	Value
Common Stock - 97.5%
Aerospace/Defense - 0.4%
Cubic Corp.	2,000	$69,640
Aerospace/Defense-Equipment - 1.3%
AAR Corp.*	5,600	104,496
BE Aerospace, Inc.*	5,400	104,058
		208,554
Airlines - 0.4%
Hawaiian Holdings, Inc.*	9,700	60,625
Apparel Manufacturers - 1.1%
Jones Apparel Group, Inc.	6,400	108,480
Quiksilver, Inc.*	38,200	66,850
		175,330
Applications Software - 1.0%
Ebix, Inc.*	3,100	160,921
Auto/Truck Parts & Equipment-Original - 2.5%
American Axle & Manufacturing
Holdings, Inc.*	19,100	119,375
ArvinMeritor, Inc.*	14,300	115,973
Titan International, Inc.	9,200	76,176
Wonder Auto Technology, Inc.*	8,900	106,088
		417,612
Beverages-Wine/Spirits - 0.4%
Central European Distribution Corp.*	2,400	66,912
Broadcast Services/Programming - 1.3%
DG FastChannel, Inc.*	3,600	97,020
Liberty Media Corp. - Capital*	5,600	123,704
		220,724
Building-Heavy Construction - 1.3%
Chicago Bridge & Iron Co. Cl. Y*	5,900	103,781
Orion Marine Group, Inc.*	5,600	103,544
		207,325
Casino Services - 0.7%
Bally Technologies, Inc.*	2,900	120,437
Chemicals-Specialty - 0.6%
NewMarket Corp.	1,000	104,720
Coal - 0.7%
James River Coal Co.*	6,700	122,811
Commercial Banks-Central US - 0.6%
MB Financial, Inc.	5,500	102,575
Commercial Services - 0.9%
AerCap Holdings NV*	12,200	100,040
DynCorp International, Inc. Cl. A*	3,800	53,124
		153,164
Commercial Services-Finance - 3.6%
Coinstar, Inc.*	3,100	83,049
Deluxe Corp.	6,100	78,690
Dollar Financial Corp.*	6,000	146,520
Net 1 UEPS Technologies, Inc.*	5,700	106,476
TNS, Inc.*	3,700	92,685
Wright Express Corp.*	2,600	75,842
		583,262
Computer Aided Design - 0.7%
Parametric Technology Corp.*	8,000	120,480
Computers-Integrated Systems - 0.6%
Netscout Systems, Inc.*	7,800	98,202
Computers-Memory Devices - 0.7%
Xyratex, Ltd.*	10,200	114,954
Consumer Products-Miscellaneous - 2.2%
Helen of Troy, Ltd.*	4,900	100,695
Jarden Corp.	5,400	148,230
Tupperware Brands Corp.	2,400	111,720
		360,645
Containers-Metal/Glass - 0.8%
Greif, Inc. Cl. A	2,300	128,478
Containers-Paper/Plastic - 0.8%
Rock-Tenn Co. Cl. A	2,800	126,476
Distribution/Wholesale - 0.6%
Brightpoint, Inc.*	14,200	101,956
Diversified Operations - 0.7%
Compass Diversified Holdings	10,000	111,400
Drug Delivery Systems - 0.6%
Nektar Therapeutics*	11,000	95,810
E-Commerce/Services - 1.1%
IAC/InterActiveCorp*	4,300	83,635
Internet Brands, Inc. Cl. A*	14,300	98,813
		182,448
Electric Products-Miscellaneous - 0.7%
Harbin Electric, Inc.*	5,700	114,114
Electronic Components-Miscellaneous - 0.7%
Sanmina-SCI Corp.*	14,600	117,968
Electronic Components-Semiconductors - 1.8%
Amkor Technology, Inc.*	16,800	93,240
Microsemi Corp.*	6,500	98,995
Skyworks Solutions, Inc.*	7,800	96,018
		288,253
Electronic Design Automations - 0.6%
Mentor Graphics Corp.*	14,000	103,180
Enterprise Software/Services - 2.4%
Informatica Corp.*	4,200	94,290
JDA Software Group, Inc.*	5,000	117,400
Lawson Software, Inc.*	12,800	83,840
Taleo Corp. Cl. A*	4,600	95,036
		390,566
Entertainment Software - 0.5%
Take-Two Interactive Software, Inc.*	7,100	79,875
Finance-Consumer Loans - 1.8%
Encore Capital Group, Inc.*	5,400	92,016
Ocwen Financial Corp.*	10,900	101,588
Portfolio Recovery Associates, Inc.*	2,400	108,072
		301,676
Finance-Investment Bankers/Brokers - 0.5%
MF Global, Ltd.*	13,900	87,431
Food-Canned - 0.6%
Seneca Foods Corp. Cl. A*	4,200	99,330
Food-Miscellaneous/Diversified - 1.6%
Chiquita Brands International, Inc.*	5,900	100,241
M&F Worldwide Corp.*	4,800	158,640
		258,881
Footwear & Related Apparel - 0.7%
Deckers Outdoor Corp.*	1,300	120,419

See Accompanying Notes to Financial Statements

3

U.S. Emerging Growth Fund

Schedule of Investments
As of November 30, 2009

	Number of Shares	Value
Home Furnishings - 0.7%
La-Z-Boy, Inc.*	12,400	$118,420
Hospital Beds/Equipment - 0.7%
Hill-Rom Holdings, Inc.	5,200	115,336
Human Resources - 0.4%
Emergency Medical Services Corp. Cl. A*	1,400	67,550
Instruments-Scientific - 0.4%
FEI Co.*	2,800	68,376
Internet Applications Software - 0.6%
Cybersource Corp.*	5,600	96,152
Internet Connectivity Services - 0.9%
AboveNet, Inc.*	2,800	143,640
Internet Infrastructure Software - 1.4%
AsiaInfo Holdings, Inc.*	4,700	115,573
TeleCommunication Systems, Inc. Cl. A*	13,900	117,177
		232,750
Intimate Apparel - 0.5%
The Warnaco Group, Inc.*	1,900	77,349
Life/Health Insurance - 0.6%
Delphi Financial Group, Inc. Cl. A	4,800	104,928
Machinery-General Industry - 0.8%
Albany International Corp. Cl. A	7,300	131,984
Marine Services - 0.9%
Aegean Marine Petroleum Network, Inc.	5,700	153,216
Medical Products - 3.2%
Haemonetics Corp.*	1,500	80,070
Hanger Orthopedic Group, Inc.*	7,900	105,386
Invacare Corp.	4,600	114,540
Orthofix International NV*	4,100	124,025
PSS World Medical, Inc.*	5,400	104,490
		528,511
Medical Sterilize Product - 0.7%
STERIS Corp.	3,700	119,547
Medical-Biomedical/Genetics - 2.6%
Human Genome Sciences, Inc.*	5,400	150,228
Incyte Corp., Ltd.*	12,200	101,626
Regeneron Pharmaceuticals, Inc.*	4,200	77,070
Seattle Genetics, Inc.*	9,800	90,944
		419,868
Medical-Drugs - 0.9%
Hi-Tech Pharmacal Co., Inc.*	3,800	71,250
Salix Pharmaceuticals, Ltd.*	3,500	79,800
		151,050
Medical-Generic Drugs - 0.6%
Impax Laboratories, Inc.*	9,000	102,600
Medical-HMO - 0.9%
WellCare Health Plans, Inc.*	4,300	141,857
Medical-Outpatient/Home Medical Care - 0.6%
Almost Family, Inc.*	2,700	97,551
Metal-Aluminum - 0.7%
Century Aluminum Co.*	11,900	116,025
Multi-line Insurance - 0.9%
Unitrin, Inc.	6,900	153,939
Networking Products - 0.7%
Anixter International, Inc.*	2,500	108,050
Oil & Gas Drilling - 1.2%
Atlas Energy, Inc.*	4,000	102,800
Atwood Oceanics, Inc.*	2,700	101,736
		204,536
Oil Companies-Exploration & Production - 3.9%
ATP Oil & Gas Corp.*	5,500	87,725
Berry Petroleum Co. Cl. A	3,700	101,121
Gran Tierra Energy, Inc.*	21,300	121,623
Mariner Energy, Inc.*	7,400	92,574
Stone Energy Corp.*	7,200	136,152
W&T Offshore, Inc.	9,500	98,325
		637,520
Oil-Field Services - 2.3%
Helix Energy Solutions Group, Inc.*	7,500	88,200
Hercules Offshore, Inc.*	17,600	89,936
Hornbeck Offshore Services, Inc.*	3,800	86,678
Tetra Technologies, Inc.*	10,500	108,780
		373,594
Paper & Related Products - 3.7%
Boise, Inc.*	34,000	166,260
Clearwater Paper Corp.*	3,100	152,303
Domtar Corp.*	2,900	163,618
Schweitzer-Mauduit International, Inc.	2,000	123,120
		605,301
Pharmacy Services - 0.6%
Catalyst Health Solutions, Inc.*	2,800	95,228
Physical Practice Management - 0.6%
IPC The Hospitalist Co., Inc.*	3,100	97,526
Physical Therapy/Rehabilitation Centers - 0.8%
RehabCare Group, Inc.*	4,400	123,948
Printing-Commercial - 0.7%
Cenveo, Inc.*	14,700	112,896
Property/Casualty Insurance - 0.6%
Amtrust Financial Services, Inc.	8,900	106,355
Publishing-Books - 0.6%
Scholastic Corp.	4,000	100,840
Real Estate Management/Service - 0.6%
E-House China Holdings, Ltd. - ADR*	5,300	103,085
Real Estate Operation/Development - 0.8%
Forest City Enterprises, Inc. Cl. A*	12,300	131,979
Reinsurance - 0.6%
Maiden Holdings, Ltd.	12,500	94,250
Rental Auto/Equipment - 0.5%
United Rentals, Inc.*	9,500	87,590
Retail-Apparel/Shoe - 4.3%
AnnTaylor Stores Corp.*	8,200	114,636
Collective Brands, Inc.*	6,700	129,578
Genesco, Inc.*	4,800	125,472
Hanesbrands, Inc.*	5,000	120,050
Phillips-Van Heusen Corp.	2,700	108,000
The Finish Line, Inc. Cl. A	12,400	109,740
		707,476
Retail-Automobile - 0.5%
Sonic Automotive, Inc. Cl. A*	9,400	83,190
Retail-Discount - 0.7%
HSN, Inc.*	6,600	118,272

See Accompanying Notes to Financial Statements

4

Schedule of Investments
As of November 30, 2009

	Number of Shares	Value
Retail-Gardening Products - 0.6%
Tractor Supply Co.*	2,100	$98,049
Retail-Office Supplies - 0.6%
OfficeMax, Inc.*	9,100	96,278
Retail-Pawn Shops - 0.7%
First Cash Financial Services, Inc.*	6,300	120,330
Retail-Perfume & Cosmetics - 0.6%
Sally Beauty Holdings, Inc.*	15,000	104,700
Retail-Petroleum Products - 0.6%
World Fuel Services Corp.	1,900	101,042
Retail-Restaurants - 0.6%
Cracker Barrel Old Country Store, Inc.	2,400	90,144
Retail-Sporting Goods - 0.8%
Big 5 Sporting Goods Corp.	7,600	124,184
Rubber-Tires - 0.8%
Cooper Tire & Rubber Co.	7,300	130,816
Satellite Telecommunications - 0.7%
GeoEye, Inc.*	3,800	118,446
Seismic Data Collection - 0.9%
ION Geophysical Corp.*	26,500	144,160
Semiconductor Components-Integrated Circuits - 1.8%
Cirrus Logic, Inc.*	22,200	120,546
Integrated Device Technology, Inc.*	14,300	80,938
Pericom Semiconductor Corp.*	9,400	96,914
		298,398
Semiconductor Equipment - 0.6%
Tessera Technologies, Inc.*	4,000	94,680
Telecommunication Equipment-Fiber Optics - 0.8%
Finisar Corp.*	14,200	129,220
Telecommunications Services - 1.3%
Knology, Inc.*	10,000	98,600
TW Telecom, Inc. Cl. A*	8,000	116,400
		215,000
Therapeutics - 0.4%
Onyx Pharmaceuticals, Inc.*	2,500	71,525
Transactional Software - 0.7%
Solera Holdings, Inc.	3,400	118,864
Transport-Air Freight - 0.8%
Atlas Air Worldwide Holdings, Inc.*	4,200	123,060
Transport-Marine - 1.5%
Genco Shipping & Trading, Ltd.*	5,800	136,184
Navios Maritime Holdings, Inc.	17,800	102,884
		239,068
Transport-Rail - 0.6%
Kansas City Southern*	3,400	97,342
Transport-Truck - 0.6%
Saia, Inc.*	7,200	103,824
Web Portals/ISP - 0.5%
United Online, Inc.	11,600	78,880
Wire & Cable Products - 0.8%
Belden, Inc.	5,700	126,084
Total Common Stock (Cost: $13,857,372)		16,033,533
Limited Partnerships - 0.7%
Pipelines - 0.7%
Targa Resources Partners LP
(Cost $78,695)	5,600	111,888

	Principal Amount	Value
Short Term Investments - 1.7%
Time Deposit - 1.7%
Wells Fargo - Grand Cayman
0.030%, 12/01/09 (Cost: $281,141)	$281,141	$281,141
Total Investments - 99.9% (Cost: $14,217,208)		16,426,562
Other Assets in Excess of Liabilities - 0.1%		15,044
Net Assets - 100.0%		$16,441,606
*	Non-income producing securities.
ADR - American Depository Receipt

Schedule of Investments by Sector
as of November 30, 2009

Sector	Percent of Net Assets
Consumer, Non-cyclical	25.0%
Consumer, Cyclical	18.0
Industrial	11.3
Technology	11.4
Communications	9.9
Energy	9.7
Financial	7.2
Basic Materials	5.0
Diversified	0.7
Short Term Investments	1.7
Total Investments	99.9
Other assets in excess of liabilities	0.1
Net Assets	100.0%

See Accompanying Notes to Financial Statements

5

Nicholas-Applegate Institutional Funds
Financial Highlights
For a Class R share outstanding during the periods indicated

						Distributions from:
	Net Asset Value, Beginning	Net Investment (Loss) (1)	Net Realized and Unrealized Gain (Loss)		Total from Investment Operations	Net Investment Income	Net Realized Capital Gains
U.S EQUITY FUND
U.S. EMERGING GROWTH
For the period ended 11/30/09	$6.42	$(0.05)	$3.41		$3.36	$—	$—
For the year ended 03/31/09	11.20	(0.06)	(4.72	)(5)	(4.78)	—	—
For the year ended 03/31/08	12.84	(0.10)	(0.66	)(5)	0.76	—	(0.88)
For the year ended 03/31/07	13.69	(0.10)	0.18	(6)	0.08	—	(0.93)
For the year ended 03/31/06	9.65	(0.14)	4.18		4.04	—	—
For the year ended 03/31/05	9.52	(0.10)	0.23		0.13	—	—

(1)	Net investment income per share is calculated by dividing net investment income for the period by the average shares outstanding during the period.
(2)	Total returns are not annualized for periods less than one year.
(3)
Ratios are annualized for periods of less than one year. Expense reimbursements reflect voluntary reductions of total expenses. Such amounts would increase net investment income (loss) ratios had such reductions not occurred.

See Accompanying Notes to Financial Statements

6

				Ratios to Average Net Assets (3)
Total Distributions	Net Asset Value, Ending	Total Return (2)	Net Assets, Ending (in 000’s)	Net Investment Income (Loss)	Total Expenses	Expense (Reimbursements)/ Recoupment	Expenses Net of Reimbursement/ Recoupment	Expenses Net of Reimbursement/ Recoupment Offset (4)	Fund’s Portfolio Turnover Rate

$—	$9.78	52.34%	$2,500	(0.77%)	1.43%	—	1.43%	1.42%	97%
—	6.42	(42.68%)	1,536	(0.62%)	1.46%	—	1.46%	1.14%	146%
(0.88)	11.20	(7.15%)	2,870	(0.71%)	1.46%	—	1.46%	0.96%	129%
(0.93)	12.84	1.02%	3,177	(0.78%)	1.46%	—	1.46%	0.97%	148%
—	13.69	41.98%	3,173	1.27%)	2.09%	(0.36%)	1.73%	1.42%	128%
—	9.65	1.37%	3,681	(1.06%)	1.89%	(0.20%)	1.69%	1.26%	142%

(4)	Net expenses include certain items not subject to expense reimbursement for periods prior to January 23, 2006.
(5)	Includes litigation proceeds of approximately $0.07 and $0.06 per share for the U.S. Emerging Growth Fund during the fiscal year for 2008 and 2009, respectively.
(6)	The fund received $12,373 from a security litigation settlement during the year which is reflected in realized gains. This event had a $0.05 per share impact to the fund.

7

Nicholas-Applegate Institutional Funds
Statement of Assets and Liabilities

November 30, 2009	U.S. Emerging Growth
Assets
Investments, at value*	$16,426,562
Receivables:
Investment securities sold	26,545
Dividends	12,586
Other	26
Total assets	16,465,719
Liabilities
Payables:
Capital shares redeemed	$6,957
To investment advisor	10,586
Other Liabilities	6,570
Total Liabilities	24,113
NET ASSETS	16,441,606

* Investments, at cost	14,217,208

Net Assets Consist of:
Paid-in capital	$19,031,295
Accumulated net realized (loss) on investments and foreign currencies	(4,799,043)
Net unrealized appreciation of investments and other assets and liabilities denominated in foreign currencies	2,209,354
Net Assets applicable to all shares outstanding	$16,441,606
Net Assets of Class I shares	$13,941,980
Net Assets of Class R shares	2,499,626

Class I Shares outstanding	1,386,647
Class R Shares outstanding	255,689
Net Asset Value — Class I Share	$10.05
Net Asset Value — Class R Share	$9.78

See Accompanying Notes to Financial Statements

8

Nicholas-Applegate Institutional Funds
Statement of Operations

	U.S. Emerging Growth
	April 1, 2009 to November 30, 2009	Year ended March 31, 2009
Investment Income
Dividends	$56,317	$54,235
Interest	3	—
Total Income	56,320	54,235
Expenses
Advisory fee	66,301	74,251
Administration fees	36,245	40,591
Shareholder servicing fees	3,763	5,878
Trustees’ fees and expenses	263	3,520
Interest and credit facility fee	—	193
Miscellaneous	1,388	1,517
Total Expenses	107,960	125,950
Expense offset*	(1,360)	(31,475)
Net Expenses	106,600	94,475
Net Investment (Loss)	(50,280)	(40,240)

Net Realized and Unrealized
Gain (Loss) on Investments
Realized gain (loss) from:
Securities	336,862	(3,991,029)
Net realized gain (loss)	336,862	(3,991,029)
Change in unrealized appreciation of:
Investments	4,245,852	(1,566,687)
Net unrealized appreciation (depreciation)	4,245,852	(1,566,687)
Net Gain (Loss) on Investments	4,582,714	(5,557,716)
Net Increase in Assets Resulting From Operations	$4,532,434	$(5,597,956)

*	Please reference Note B in the Notes to Financial Statements

See Accompanying Notes to Financial Statements

9

Nicholas-Applegate Institutional Funds
Statement of Changes in Net Assets

	U.S. Emerging Growth
	April 1, 2009 to November 30, 2009	March 31, 2009	March 31, 2008
Increase (Decrease) In Net Assets
Net investment (loss)	$(50,280)	$(40,240)	$(63,162)
Net realized gain (loss)	336,862	(3,991,029)	1,109,622
Net unrealized appreciation (depreciation)	4,245,852	(1,566,687)	(1,932,344)
Investment operations	4,532,434	(5,597,956)	(885,884)

Distributions to Shareholders:
From net investment income
From net realized gains
Class I	—	—	(527,551)
Class R	—	—	(217,858)
From Capital Share Transactions:
Total distributions	—	—	(745,409)

Proceeds from shares sold
Class I	4,310,648	5,416,300	2,539,292
Class R	430,366	659,133	1,124,520
Distributions reinvested
Class I	—	—	526,107
Class R	—	—	217,859
Cost of shares redeemed
Class I	(663,990)	(1,926,575)	(1,777,085)
Class R	(295,189)	(792,831)	(1,216,005)
Net increase in net assets from share transactions	3,781,835	3,356,027	1,414,688
Net Increase (Decrease) in Net Assets	8,314,269	(2,241,929)	(216,605)
Net Assets
Beginning	8,127,337	10,369,266	10,585,871
Ending	$16,441,606	$8,127,337	$10,369,266

Class I — Capital Share Activity
Shares sold	458,353	554,485	182,466
Distributions reinvested	—	—	37,552
Shares redeemed	(71,623)	(209,274)	(131,451)
Net Class I Share Activity	386,730	345,211	88,567

Class R — Capital Share Activity
Shares sold	48,968	72,627	79,606
Distributions reinvested	—	—	15,891
Shares redeemed	(32,618)	(89,614)	(86,526)
Net Class R Share Activity	16,350	(16,987)	8,971

See Accompanying Notes to Financial Statements

10

Nicholas-Applegate Institutional Funds
Notes to Financial Statements

Note A — ORGANIZATION

Nicholas-Applegate Institutional Funds (the “Trust”) is an open-end investment management company. The Trust was established as a Delaware business trust on December 17, 1992 and consists of twelve separate portfolios (collectively, the “Funds” and each, a “Fund”). Each Fund’s investment objectives, strategies and risks are discussed in the Fund’s current prospectuses. All of the Funds have issued Class I shares (“Class I”), two Funds have issued Class II shares (“Class II”), one Fund has issued Class III shares (“Class III”), one Fund has issued Class IV shares (“Class IV”) and one Fund has issued Retirement shares (“Class R”). No shares have a sales charge. Class R has a shareholder service fee. The Fund offering Class R shares is covered in this report.

Note B — SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies consistently followed by the Fund in preparing these financial statements are described below. The policies conform with accounting principles generally accepted in the United States.

Security Valuations
Equity securities, including ADRs, and GDRs, that are traded on a stock exchange or on the NASDAQ National Market System are valued at the last sale price as of the close of business on the New York Stock Exchange (normally 4:00 p.m. New York time) on the day the securities are being valued, or lacking any sales, at the mean between the closing bid and asked prices. A security that is listed or trades on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Securities listed or traded on certain non-U.S. exchanges whose operations are similar to the United States over-the-counter market are valued at the price within the limits of the latest available current bid and asked prices deemed by Nicholas-Applegate Capital Management LLC (the “Adviser”) to best reflect fair value. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security by the Adviser. Equity Linked Notes (“ELNs”) are valued by using the closing local price for the underlying security and applying the exchange rate for the currency to arrive at a USD equivalent.

Long-term debt obligations, including high quality and high yield corporate securities, municipal securities, asset-backed securities, collateralized mortgage obligations and U.S. Government and Agency issues, are normally valued at the mean between bid and ask price provided by an approved bond pricing service. In the event a TRACE price is used, the last traded price on the valuation date for trades greater than or equal to 1mm par amount. Convertible securities are normally priced at the mean between the bid and ask prices. If such a security has a demand feature exercisable within one to seven days, the security is valued at par. In the event that a pricing service does not price a particular security or the price provided is not believed to be reliable, the Adviser will endeavor to use the average of one or two broker-dealer quotations. If broker-dealer quotations are not available, the Adviser generally does not change the price. Short-term debt instruments (e.g., commercial paper, bankers acceptances, U.S. Treasury Bills, etc.) having a maturity of less than 60 days will be valued at amortized cost. If a fixed income security has a maturity or greater than 60 days, it is valued at market price. U.S. Treasury Bills are priced via bids from an approved pricing source.

Securities or other assets for which reliable market quotations are not readily available or for which the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Adviser does not represent fair value (“Fair Value Securities”), are valued by the Adviser’s Pricing Committee overseen by the Board of Trustees in consultation, as applicable, with the Adviser’s portfolio managers, investment analysts and legal and compliance personnel. Fair Value Securities may include, but are not limited to, the following: certain private placements and restricted securities that do not have an active trading market; securities whose trading has been suspended or for which there is no current market; securities whose prices are stale; securities denominated in currencies that are restricted, untraded, or for which exchange rates are disrupted; securities affected by significant events; and securities that the Adviser’s Pricing Committee believes were priced incorrectly. A “significant event” (which includes, but is not limited to, an extraordinary political or market event) is an event that the Adviser’s Pricing Committee believes with a reasonably high degree of certainty has caused the closing market prices of the Fund’s portfolio securities to no longer reflect their value at the time of the Fund’s NAV calculation.

Security Transactions and Investment Income
Security transactions are accounted for as of trade date Realized gains and losses from security transactions are determined on an identified-cost basis.

Dividend income is recorded on the ex-dividend date or, for certain non-U.S. securities, when the information becomes available to the Fund. Interest income is recorded on an accrual basis. Discounts and premiums on debt securities are accreted and amortized on the yield to maturity basis.

Non-U.S. Currency Transactions
On each net asset valuation date, the value of assets and liabilities denominated in non-U.S. currencies are translated into U.S. dollars using the current exchange rate at 11:00 a.m. Eastern Time against the U.S. dollar spot rate, as provided by an approved pricing service. Security transactions, income and expenses are converted at the prevailing exchange rate on the day of the event. The effect of changes in exchange rates on securities denominated in a non-U.S. currency is included with the net realized and unrealized gain or loss of the associated security. Foreign exchange rates are translated into U.S. dollars when the exchange rate is struck at the close of the London Stock exchange. Other non-U.S. currency gains or losses are reported separately.

The Fund may use forward non-U.S. currency contracts to reduce their exposure to currency fluctuations of their non-U.S. securities. These contracts are commitments to purchase or sell a non-U.S. currency at a specified rate on a future date. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation of investments. The contract commitment is fully collateralized by cash or securities of the Fund. Non-U.S. denominated assets and forward currency contracts may involve more risks than U.S. transactions, including currency risk, political and economic risk, regulatory and market risk. Evaluating and monitoring such risk exposure is a part of the Fund’s management strategy. The Fund did not use forward non-U.S. currency contracts at November 30, 2009.

11

Nicholas-Applegate Institutional Funds
Notes to Financial Statements - Continued

Futures Contracts
The Fund may enter into futures contracts involving non-U.S. currency, interest rates, securities, and securities indices, for hedging purposes only. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of non-U.S. currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, the Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margin and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. During the period ended November 30, 2009, the Fund did not hold futures contracts.

Equity-Linked Securities
The Fund may purchase equity-linked securities, also known as participation notes, equity swaps, and zero strike calls and warrants. Equity-linked securities are primarily used by a Fund as an alternative means to more efficiently and effectively access what is generally an emerging securities market. The Fund deposits an amount of cash with its custodian (or broker, if legally permitted) in an amount near or equal to the selling price of the underlying security in exchange for an equity linked security. Upon sale, the Fund receives cash from the broker or custodian equal to the value of the underlying security. Aside from market risk of the underlying securities, there is a risk of default by the counterparty to the transaction. In the event of insolvency of the counterparty, the Fund may be unable to obtain its expected benefit. In addition, while a Fund will seek to enter into such transactions only with parties which are capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to close out such a transaction with the counterparty or obtain an offsetting position with any counterparty, at any time prior to the end of the term of the underlying agreement. This may impair the Fund’s ability to enter into other transactions at a time when doing so might be advantageous.

Securities Lending
In order to generate expense offset credits, the Fund may lend portfolio securities, on a short-term or a long-term basis, up to 30% of a Fund’s total assets. The loans are secured by collateral in the form of cash, cash equivalents, U.S. government and agency securities equal to at least 102% of the market value of securities loaned on U.S. securities and 105% of the market value of securities loaned on non-U.S. securities. During the term of the loan, the Fund will continue to receive any interest, dividends or amounts equivalent thereto, on the loaned securities while receiving a fee from the borrower and/or earning interest on the investment of the cash collateral. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. The Fund may pay reasonable finders’, administration and custodial fees in connection with a loan of its securities and may share the interest earned on the collateral with the borrower.

The Fund bears the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Fund also bears the risk of loss in the event the securities purchased with cash collateral depreciate in value. Loans are subject to termination at the option of the borrower of the Fund. There were no securities on loan for the period ended November 30, 2009. The Fund terminated the security lending program on April 1, 2009.

Credit Facility
The Trust has a $15 million credit facility available to fund temporary or emergency borrowing expiring in March 2010. The Fund pays its pro-rata share of an annual commitment fee plus interest on its specific borrowings. For the period ended March 31, 2009 and November 30, 2009, the Fund did not borrow against the line of credit and the balance was zero.

Commitments and Contingencies
In the normal course of business, the Fund may enter into contracts and agreements that contain a variety of representations and warranties which provide general indemnifications. The maximum exposure to the Fund under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risks of loss to be remote.

Fund Expenses and Multi-Class Allocations
The Fund bears expenses incurred specifically on its behalf plus an allocation of its share of Trust level expenses. Each share offered by the Fund has equal rights to assets but incurs certain Class specific expenses. The Fund allocates income, gains and losses, both realized and unrealized, and expenses, except for Class specific expenses, based on the relative net assets of each share class.

During the period ended November 30, 2009, many of the brokers with whom the Adviser places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund. In addition, through arrangements with the Fund’s custodian, credits used to reduce the Fund’s expenses. During the period ended November 30, 2009, the credits used to reduce the Fund’s expenses were:

12

Fund	Credit Interest Offset	Direct Brokerage Offset	Security Lending Offset
U.S. Emerging Growth	116	1,244	—

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from these estimates.

Note  C — FEDERAL INCOME TAXES

The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to shareholders. Accordingly, no provision for federal income taxes is required. A Fund investing in foreign securities records any foreign taxes on income and gains on such investments in accordance with the applicable tax rules. The Fund’s tax accounting treatment of loss deferrals, accretion, passive foreign investment companies and expiration of capital loss carryforwards is different from the financial statement recognition of income and gains.

Capital loss carryforwards may be used to offset current or future capital gains until expiration.

Income Tax Status
The Fund has adopted a policy in accordance with U.S. generally accepted accounting principles which requires management to account for the uncertainty of income taxes through the application of recognition and measurement criteria. The policy is designed to recognize the estimated taxes payable or refundable on tax returns for the current year as a tax liability or asset as well as recognize a deferred tax liability or asset for the estimated future tax effects attributable to temporary differences and carryforwards. This policy defines the threshold for recognizing the benefits of tax-return positions in the financial statements as “more-likely-than-not” to be sustained upon challenge by the taxing authority. The policy also requires management of the Fund to evaluate tax positions taken (or expected to be taken) in the Fund’s tax returns and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. As of November 30, 2009, tax years 2004 through 2009 remain subject to examination by major tax jurisdictions, which include the United States of America and the State of Delaware, but the Fund has no examinations in progress. As of and during the period ended November 30, 2009, the Fund did not have a liability for unrecognized tax benefits.

Distributions to Shareholders
The Fund records distributions to shareholders on the ex-dividend date. Distributions are determined in accordance with income tax regulations that may differ from GAAP. Accordingly, the Fund’s capital accounts are periodically reclassified to reflect income and gains available for distribution under income tax regulations. The Fund makes income and capital gain distributions at least annually. The Fund with income objectives make distributions either quarterly or monthly in accordance with the prospectuses. Due to the concentrated shareholder base, a Fund at any time may be categorized for tax purposes as a Personal Holding Company as defined under Section 542 of the Internal Revenue Code.

The tax characters of distributions paid during the period April 1, 2009 through November 30, 2009 were as follows:

Distribution paid from:
Fund	Ordinary Income	Net long-term capital gain	Total taxable distributions	Total distributions paid(1)
U.S. Emerging Growth	—	—	—	—

The tax characters of distributions paid during the fiscal year ended March 31, 2009 were as follows:

Distribution paid from:
Fund	Ordinary Income	Net long-term capital gain	Total taxable distributions	Total distributions paid(1)
U.S. Emerging Growth	—	—	—	—

13

Nicholas-Applegate Institutional Funds
Notes to Financial Statements - Continued

The tax characters of distributions paid during the fiscal year ended March 31, 2008 were as follows:

	Distribution paid from:
Fund	Ordinary Income	Net long-term capital gain	Total taxable distributions	Total distributions paid(1)
U.S. Emerging Growth	—	745,409	745,409	745,409

As of November 30, 2009, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Components of accumulated earnings/(deficit):
Fund	Undistributed ordinary income	Undistributed long-term capital gains	Accumulated earnings	Accumulated capital and other losses	Unrealized appreciation/ (depreciation)	Total accumulated earning/(deficit)
U.S. Emerging Growth	—	—	—	(4,677,127)(2)	2,087,438(3)	(2,589,689)

(1)	Total distributions paid differ from the Statement of Changes in Net Assets because for tax purposes, dividends are recognized when actually paid.

(2)	The Fund had net capital loss carryforwards of approximately:

Fund	Net Capital Loss CarryForward (in 000’s)	Expiration	Post October Losses (in 000’s)
U.S. Emerging Growth	1,975	November 30, 2017	—

	1,672	November 30, 2016

	1,030	November 30, 2010

To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. The availability of loss carryforwards to any future years may be substantially limited as a result of past or future ownership changes as determined under Internal Revenue Code Section 382.

Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. For the year ended November 30, 2009, the Fund deferred to November 30, 2010 post October capital and currency losses.

(3)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Note D — TRANSACTIONS WITH AFFILIATES

Investment Advisory Fee
The Adviser receives a monthly fee at an annual rate based on the average daily net assets of the Fund. The investment advisory fee rate for the Fund is listed in the table below.

Administrative & Shareholder Services Fee
On January 24, 2006, the Fund entered into an Administration Agreement whereby the Fund pays for the administrative services it requires under what is essentially an all-in fee structure. Class R shareholders of the Fund pay an administrative fee to the Adviser computed as a percentage of the Fund’s average net assets attributable in the aggregate to R shares. The Adviser, in turn, provides or procures administrative and shareholder services for Class R shareholders and also bears the costs of most third-party administrative services required by the Fund, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The administrative fees paid to the Adviser may exceed the related costs.

The investment advisory and administrative services fees are charged at the following annual rates:

Fund	Advisory Fee	Administration Fee* Class R
U.S. Emerging Growth	0.75%	0.41%

*	Excludes trustees’ fees and expenses, tax, brokerage and interest expenses, and extraordinary expenses

14

The shareholder servicing fees are charged at the following rates:

Fund
U.S. Emerging Growth	0.25%

Trustee Compensation
Certain officers of the Trust are also officers of the Adviser and the Distributor. The Trustees who are not affiliated with the Adviser and attended all scheduled meetings will receive an annual compensation of approximately $36,000 each from the Trust, except for the chairman of the Board of Trustees of the Trust and the chairman of the Audit Committee, who will receive an annual compensation of approximately $42,000 and $42,500, respectively, from the Trust.

Note E — INVESTMENT TRANSACTIONS

The following table presents purchases and sales of securities, excluding short-term investments, during the period April 1, 2009 through November 30, 2009, to indicate the volume of transactions in the Fund. The tax cost of securities held at November 30, 2009, and the related gross and net unrealized appreciation and depreciation, provide aggregate information on a tax basis against which future gains and losses on these investments are measured for distribution purposes.

Fund	Purchases (in 000’s)	Sales (in 000’s)	Tax Cost (in 000’s)	Gross Unrealized Appreciation (in 000’s)	Gross Unrealized Depreciation (in 000’s)	Net Unrealized Appreciation (Depreciation) (in 000’s)
U.S. Emerging Growth	$15,842	$12,156	$14,339	$2,615	$(527)	$2,088

Note F — FINANCIAL INSTRUMENTS

The Fund may be party to financial instruments with off balance sheet risks, including forward non-U.S. currency contracts, and futures primarily in an attempt to minimize the risk to the Fund, in respect of its portfolio transactions. These instruments involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from unexpected movement in currencies, securities values and interest rates.

The contract amounts indicate the extent of the Fund’s involvement in such contracts. As of November 30, 2009, the Fund was not party to any such agreements.

Note G — FAIR VALUE OF FINANCIAL INSTRUMENTS

In accordance with GAAP, the Fund is required to disclose information regarding the fair value measurements of the Fund’s assets and liabilities. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The disclosure requirement established a three-tier hierarchy to maximize the use of observable market data, minimize the use of unobservable inputs and establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk; for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

On June 15 2009, the Fund adopted additional disclosure requirements which provide the reader of the financial statements additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased. Additional guidance on identifying circumstances that indicate a transaction is not orderly. The amended requirement emphasizes that even if there has been a significant decrease in the volume and level of activity for the asset or liability and regardless of the valuation technique(s) used, the objective of a fair value measurement remains the same. The three levels defined by the fair value measurement requirement hierarchy are as follows:

Level 1 — quoted prices in active markets for identical securities.

Level 2 — significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

15

Nicholas-Applegate Institutional Funds
Notes to Financial Statements - Continued

In some instances, the inputs used to measure fair value might fall in different levels of the fair value hierarchy. The level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest input level that is significant to the fair value measurement in its entirety. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The following table summarizes the valuation of the Fund’s securities as of November 30, 2009, using the fair value hierarchy:

U.S. Emerging Growth	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at 11/30/2009
Investments in Securities
Common Stock	16,033,533	—	—	16,033,533
Limited Partnerships	111,888	—	—	111,888
Short-Term Investments	281,141	—	—	281,141
Total Investments in Securities	16,426,562	—	—	16,426,562

Note H — MARKET PRICE RISK

The prices of securities held by the Fund may decline in response to certain events, including those directly involving the companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate fluctuations. The growth-oriented, equity-type securities generally purchased by the Fund may involve large price swings and potential for loss.

Investments in securities issued by entities based outside the United States may be subject to the risks described above to a greater extent and may also be affected by currency controls; different accounting, auditing, financial reporting, and legal standards and practices in some countries; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. These risks may be heightened in connection with investments in developing countries.

Note I — FINANCIAL DERIVATIVE INSTRUMENTS

In accordance with GAAP, the Fund is required to disclose certain information regarding derivative instruments and hedging activities. The Fund is required to provide enhanced disclosures about the use of and accounting for derivative instruments using a tabular format. Disclosing the fair values of derivative instruments and their gains and losses in a tabular format should provide a more complete picture of the location in an entity’s financial statements of both the derivative positions existing at period end and the effect of using derivatives during the reporting period. Disclosing information about credit-risk-related contingent features should provide information on the potential effect on an entity’s liquidity from using derivatives. Finally, the additional disclosure affords the reader the ability to cross-reference the information within the footnotes, which should help users of financial statements locate important information about derivative instruments. The Fund did not hold any derivative instruments during the period ended November 30, 2009.

Note J — SIGNIFICANT SHAREHOLDER CONCENTRATION

As of November 30, 2009, the Fund had individual shareholders and/or omnibus shareholder accounts (which are comprised of a group of individual shareholders), which individually amounted to more than 10% of the total shares outstanding of the Fund as detailed below.

Fund	% of Fund	Number of Shareholders
U.S. Emerging Growth	73.10%	3

Note K — ANNOUNCEMENT OF REORGANIZATION

At a meeting of the Board of Trustees of the Trust held on November 13, 2009, the Board approved a form of Plan of Reorganization (the “Plan”) with respect to each of the Funds. The Plan provides for the transfer of the Fund’s assets to a corresponding series of Allianz Funds Multi-Strategy Trust with substantially similar investment objectives and strategies in a tax-free exchange. The reorganization of the Fund is subject to approval by the shareholders of the Fund. In conjunction with the reorganization of the Fund the Board also approved a change in the Fund’s fiscal year end from March 31 to November 30.

16

Note L — EVALUATION OF SUBSEQUENT EVENTS

In accordance with GAAP, the Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet, including the estimates inherent in the process of preparing financial statements. In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through January 28, 2010, the date the financial statements were issued.

17

Nicholas-Applegate Institutional Funds
Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Nicholas-Applegate Institutional Funds and
Shareholders of the U.S. Emerging Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the U.S. Emerging Growth Fund (one of the funds constituting the Nicholas-Applegate Institutional Funds, hereinafter referred to as the “Fund”) at November 30, 2009, the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented for Class R, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at November 30, 2009 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

As explained in Note K to the financial statements, on November 13, 2009, the Board of Trustees of the Fund approved a reorganization of the Fund through a transfer of the Fund’s assets into a corresponding series of Allianz Funds Multi-Strategy Trust.

/s/ PricewaterhouseCoopers LLP

Los Angeles, California
January 28, 2010

18

Shareholder Expense Example — (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2009 to November 30, 2009).

ACTUAL EXPENSES

The first line of the table below for the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for a Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below for the Fund provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value June 1, 2009	Ending Account Value November 30, 2009	Expenses Paid During the Period June 1, 2009 to November 30, 2009	Annualized Expense Ratio
U.S. Emerging Growth — Class R
Actual	$1,000.00	$1,174.10	$7.90	1.45%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.80	$7.33	1.45%

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period.

19

Supplementary Information — (Unaudited)

PROXY VOTING

The Adviser votes proxies on behalf of the Fund pursuant to written policies and procedures adopted by the Fund. To obtain free information on how the Fund’s securities were voted, please call the Fund at 1-800-551-8043 or visit the Fund’s website at www.nacm.com. You may also view how the Fund’s securities were voted by visiting the Securities & Exchange Commission’s (the “SEC”) website at www.sec.gov. Additionally, information regarding each Fund’s proxy voting record for the most recent twelve month period ended June 30 is also available, free of charge, by calling the Fund at 1-800-551-8043 and from the SEC’s website at www.sec.gov.

QUARTERLY FILING

The Fund provides a complete list of portfolio holdings four times in each fiscal year, at the end of each calendar quarter. For the second and fourth quarters, the portfolio holdings appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund file their portfolio holdings with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the Fund’s Form N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 1-202-942-8090.

TRUSTEE APPROVAL OF INVESTMENT ADVISORY AGREEMENT

Based upon the recommendation of the Contract Committee of the Board of Trustees, a Committee comprised of all of the Independent Trustees of the Trust (“Funds”), the Trustees unanimously approved the continuance of the Investment Advisory Agreement between the Funds and Nicholas- Applegate Capital Management (“Nicholas-Applegate”) at a meeting held on November 13, 2009. In approving the Investment Advisory Agreement, the Board of Trustees, through its Contract Committee, evaluated a comprehensive package of materials, including performance and expense data for other funds with similar asset sizes, investment objectives and policies that had been provided by Lipper Inc. (“Lipper”). Prior to making its recommendation, the Contract Committee reviewed the proposed continuance of the Investment Advisory Agreement with representatives of Nicholas-Applegate and with independent legal counsel to the Independent Trustees of the Trust. Members of the Contract Committee also met privately with independent legal counsel to discuss the factors they felt were relevant. The factors included: (1) the performance of the Fund and the financial condition of the Adviser and the Fund; (2) comparative performance data for the Fund and other funds with similar investment objectives/policies and to a relevant index; (3) the nature, extent and quality of investment advisory services rendered by Nicholas-Applegate; (4) marketing and sales efforts dedicated to the Fund; (5) compensation paid to Nicholas-Applegate; (6) cost borne by Nicholas-Applegate; (7) comparative fee and expense data for the Fund and other funds with similar investment objectives/policies; (8) Nicholas-Applegate’s policies and practices regarding allocation of portfolio transactions, best price and execution of portfolio transactions, and soft dollar arrangements; (9) fair valuation policies and procedures; (10) expense offset arrangements; (11) portfolio turnover rates; (12) fall-out benefits, such as research received pursuant to Section 28(e) of the Securities Exchange Act of 1934, as amended; (13) fees that Nicholas-Applegate charges its other clients with similar investment objectives/policies; (14) experience and qualifications of each member of the portfolio management teams; (15) material changes in personnel managing the Fund; and (16) the time dedicated by Nicholas-Applegate’s senior management, portfolio managers and other key personnel, including the Chief Executive Officer and the Chief Investment Officer, to the Fund. In their deliberations, the Contract Committee did not identify any particular information that was controlling, and each member of the Contract Committee attributed different weights to the various factors. The Contract Committee determined that the fees of the Investment Advisory Agreement between each of the Fund and Nicholas-Applegate were fair and reasonable in light of the services performed, expenses incurred and such other matters as the Contract Committee considered relevant in the exercise of their reasonable judgment. The Contract Committee also separately discussed the material factors and conclusions that formed the basis for the Contract Committee to recommend that the Board of Trustees approve the Investment Advisory Agreement for the Fund.

SERVICES PROVIDED BY NICHOLAS-APPLEGATE

Nicholas-Applegate manages the portfolio for the Fund under the direction of the Board of Trustees and manages each Fund consistent with each Fund’s investment objectives and policies. Nicholas-Applegate provides each Fund with office space and such other services and personnel as are necessary for its operations. The Contract Committee considered the scope and quality of services provided by Nicholas-Applegate under the Investment Advisory Agreement. The Contract Committee considered the quality of the investment research capabilities of Nicholas-Applegate and the other services to be provided to the Fund by Nicholas-Applegate, such as selecting broker-dealers for executing portfolio transactions, serving as the Fund’s administrator, producing shareholder reports, providing support services for the Trustees and Board Committees and overseeing the activities of other service providers, including monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. The Contract Committee concluded that the nature, extent and quality of the services provided by Nicholas-Applegate to the Fund was appropriate and consistent with the terms of the Investment Advisory Agreement and that the Fund will continue to benefit from the services provided under the Investment Advisory Agreement with Nicholas-Applegate.

COST OF SERVICES & FUND EXPENSES

The Contract Committee examined the fee information and expenses for the Fund in comparison to information from other comparable funds as provided by Lipper. The Contract Committee agreed that overall the Fund’s management fees and expense ratios were reasonable in relation to the management fees and expense ratios of the Fund’s peer groups selected by Lipper. The Contract Committee also reviewed Nicholas-Applegate’s management fees charged to its institutional separate account clients and for sub-advised funds (funds for which Nicholas-Applegate provides portfolio management services only). The Contract Committee also reviewed the profitability analysis for the Fund. The Contract Committee concluded that overall the management fees and other compensation to be paid by the Fund to Nicholas-Applegate were reasonable in relation to the nature and quality of the services to be provided, taking into account (1) the fees charged by other advisers for managing comparable mutual funds with similar strategies and assets; (2) the fees that Nicholas-Applegate charges to other clients; (3) the estimated overall expense ratio of the Fund, taking into account the Fund’s expense offset arrangements with brokers, custodians and third party services providers; and (4) the Fund’s performance in light of challenging market conditions.

20

INVESTMENT RESULTS

The Contract Committee considered the investment results of the Fund as compared to funds with similar investment objectives and policies as determined by Lipper and with relevant securities indices. In addition to the information received by the Contract Committee for their meeting, Nicholas-Applegate provides detailed performance information for the Fund at each regular meeting of the Board of Trustees. The Contract Committee reviewed information showing absolute and relative performance for the Fund over 1-year, 3-year, 5-year and 10-year periods as applicable.

U.S. Emerging Growth Fund
The Contract Committee reviewed information comparing performance of the Fund to its Lipper performance group and the Russell 2000 Growth Index. The comparative information showed the Fund outperformed relative to the Index over the 1 and 5-year periods and underperformed over the 10-year period. The Fund’s performance relative to the Lipper performance universe placed it in the 2nd quintile over the 1-year period, 1st quintile over the 5-year period and 4th quintile in the 10-year period. After further discussion, the Contract Committee concluded that the Fund had performed well on both a relative and absolute basis through intense market conditions.

INVESTMENT ADVISORY FEE AND OTHER EXPENSES

The Contract Committee considered the investment advisory fee paid by the Fund. The Contract Committee recognized that it was difficult to make comparisons of investment advisory fee because there are variations in the services that are included in the fee paid by other funds. The Contract Committee also considered the fees that Nicholas-Applegate charges other clients with similar investment objectives/policies. Nicholas-Applegate acts as sub-adviser to several open-end and closed-end registered investment companies, non-U.S. investment companies, and investment adviser to separately managed institutional accounts. For funds where Nicholas-Applegate acts as sub-adviser, the Investment advisory fee is generally lower. For separately managed accounts where Nicholas- Applegate acts solely as investment adviser, the investment advisory fee is comparable and in some cases higher. The Contract Committee also considered the total expense ratio for the Fund in comparison to its respective peers.

U.S. Emerging Growth Fund
The Lipper peer group consisted of the Fund, the Expense Group and all other institutional small-cap growth funds, excluding outliers (“Expense Universe”). The Expense Group consisted of 15 other funds with average net assets ranging between $3.3 million and $85 million compared to $9.9 million for the Fund. The Expense Group fee and expense data showed that the Fund’s total expenses were the second lowest in the Expense Group and ranked in the 1st quintile of the Expense Universe. Based on its review, the Contract Committee concluded that the Fund’s expenses were very good in light of the quality of services offered and other factors considered.

ECONOMIES OF SCALE

The Contract Committee noted that the investment advisory and unitary fee schedules for the Fund do not contain breakpoints that reduce the fee rate on assets above specified levels. However, the Contract Committee did note that overall fees paid to Nicholas-Applegate (investment advisory, administration, and shareholder service) contain the functional equivalent of breakpoints through the offering of four to five different share classes that reduce the fees paid to Nicholas-Applegate based on the asset level of the account. The Contract Committee recognized that the existing fee structure is consistent with the institutional nature of the Fund’s shareholder base and of Nicholas-Applegate’s business, which caters to large institutional investors (e.g., pension plans, endowments and public funds). Having taken these factors into consideration, the Contract Committee concluded that the Fund’s current multiple share class fee structure establishes a reasonable basis for realizing economies of scale for the Funds which may exist when assets increase. At current asset levels, the Contract Committee also noted that the Fund has not realized optimal economies of scale in respect to other expenses and that many expenses continue to be paid by Nicholas-Applegate.

21

Supplementary Information — (Unaudited) — Continued

CORPORATE GOVERNANCE (Unaudited)

Name, Address (1)
Age	Principal Occupation(s) during Past 5 Years
Position(s) Held with Fund	Other Directorship Held by Trustee
Length of Time Served (2)	Number of Portfolios in Fund Complex Overseen by Trustee
Independent Trustees:

Darlene T. DeRemer	Principal Occupations: Partner, Grail Partners LLC (since 2005); Managing Director, Putnam Lovell NBF Private Equity
11/27/1955	(2004-2005); Managing Director, NewRiver E-Business Advisory Services Division (2000-2003); Prior to, President and
Chairperson of the Board	Founder, DeRemer Associates, a strategic and marketing consulting firm for the financial services industry (since 1987);
Since August 2007 & Trustee	Vice President and Director, Asset Management Division, State Street Bank and Trust Company, now referred to as State
Since May 1999	Street Global Advisers (1982-1987); Vice President, T. Rowe Price & Associates (1979-1982); Member, Boston Club
(since 1998); Member, Financial Women’s Association Advisory Board (since 1995); Founder, Mutual Fund Cafe Website.

Other Directorships Held: Founding Member and Director, National Defined Contribution Council (since 1997); Trustee,
Boston Alzheimer’s Association (since 1998); Director, King’s Wood Montessori School (since 1995); Editorial Board,
National Association of Variable Annuities (since 1997); Director, Nicholas-Applegate Strategic Opportunities, Ltd.
(1994-1997); Trustee, Nicholas-Applegate Mutual Funds (1994-1999); Director, Jurika & Voyles Fund Group (since
1994-2000); Trustee, Barnwell Funds (2003-2005); Director, Independent Director Council (since 2004); Mutual Fund
Director’s Council-Advisory Board; Board Member-Chatman Partners; Board Member-X-Shares LLC.

Number of Portfolios Overseen by Trustee: 12

John J. Murphy	Principal Occupations: Founder and senior principal, Murphy Capital Management.
4/8/1944
Trustee	Other Directorships Held: Director, Smith Barney Multiple Discipline Trust; Director, Barclays International Funds Group
Since September 2005	Ltd. and affiliated companies; Smith Barney Consulting Group; Legg Mason Equity Funds.

Number of Portfolios Overseen by Trustee: 12

Bradford K. Gallagher	Principal Occupations: Founder, Spyglass Investments LLC (a private investment vehicle) (since 2001); Founder,
2/24/1944	President and CEO of CypressTree Investment Management Company and Annuity Company; Managing Director,
Trustee	Fidelity Investments.
Since August 2007
Other Directorships Held: Trustee, The Common Fund (since 2005); Director, Anchor Point Inc. (since 1995); Chairman and Trustee, Atlantic Maritime Heritage Foundation (since 2007); Director, Shielding Technology Inc. (since 2006);
Director, United Way of Eastern Massachusetts (1988-1990); Director, Ouimet Scholarship Fund (1993-2005); Director,
Emerson Hospital (1995-2005).

Number of Portfolios Overseen by Trustee: 12

Steven Grenadier	Principal Occupations: William F. Sharpe Professor of Financial Economics, Stanford University Graduate School of
12/14/1964	Business; Research Associate, National Bureau of Economic Research (since 2002); Chairman of the Finance
Trustee	Department, Stanford University Graduate School of Business (2004-2006).
Since August 2007
Other Directorships Held: Independent Trustee, E Trade Funds.

Number of Portfolios Overseen by Trustee: 12
Interested Trustees:
Horacio A. Valeiras	Principal Occupations: Managing Director (since 2004) and Chief Investment Officer, Nicholas-Applegate Capital
1/8/1959	Management, Nicholas-Applegate Securities (since 2002); Chief Investment Officer; Oppenheimer and AGI Management
President & Trustee	Partners (since 2008); Managing Director of Morgan Stanley Investment Management, London (1997-2002); Head of
Since August 2004	International Equity and Asset Allocation, Miller Anderson & Sherred; Director and Chief of Investment Strategies, Credit
Suisse First Boston.

Other Directorships Held: Trustee, The Bishops School (since 2002); Trustee, San Diego Rowing Club (since 2002).

Number of Portfolios Overseen by Trustee: 12

Arthur B. Laffer	Principal Occupations: Chairman, Laffer Associates (economic consulting) (since 1979); Chairman, Laffer Advisors
8/14/1940	Inc. (registered broker-dealer) (since 1981); Chairman, Laffer Investments (asset management) (since 2000); Member,
Trustee	Congressional Policy Advisory Board (since 1998); Distinguished University Professor and Director, Pepperdine
Since August 2007	University (1985-1988); Professor of Business Economics, University of Southern California (1976-1984); Associate
Professor of Business Economics, University of Chicago (1967-1976).

Other Directorships Held: Director of MPS Group, Inc. (NYSE:MPS) (since 2003); Director, Petco Animal Supplies, Inc.
(NASDAQ:PETC) (2002-2005); Director, Oxigene Inc. (NASDAQ:OXGN), biopharmaceutical company (since 1998);
Director of Provide Commerce (NASDAQ: PRVD) (since 1998); Director, Veolia Environmental Corporation (successor to
U.S. Filter Corporation) (water purification) (1991-2006); Director, Nicholas-Applegate Fund, Inc. (1987-2007).

Number of Portfolios Overseen by Trustee: 12

22

CORPORATE GOVERNANCE (Unaudited)

Name, Address (1)
Age	Principal Occupation(s) during Past 5 Years
Position(s) Held with Fund	Other Directorship Held by Officer
Length of Time Served (2)	Number of Portfolios in Fund Complex Overseen by Officer
Officers:
Charles H. Field, Jr.	Principal Occupations: Managing Director and General Counsel, Nicholas-Applegate Capital Management (since
7/24/1955	1996); Chief Legal Officer of Oppenheimer Capital Management LLC (since 2009), Chief Legal Officer of Allianz Global
Secretary and Chief	Investors Management Partners LLC (since 2009); and Chief Legal Officer of Allianz Global Investors Solutions LLC
Compliance Office	(since 2009). Prior to joining Nicholas-Applegate in 1996 was an attorney for Federated Investors (1991-1996) and an
Since May 2002	attorney for Unified Management Corp. (1987-1991).

Other Directorships Held: NA

Number of Portfolios Overseen by Officer: 12

Deborah A. Wussow	Principal Occupations: Senior Vice President, Chief Compliance Officer, Nicholas-Applegate Capital Management,
1/31/1960	LLC (since 2008), Chief Compliance Officer, Oppenheimer Capital Management, LLC (since April 2009); Chief
Treasurer and Assistant	Compliance Officer, Allianz Global Investors Management Partners, LLC (since 2009); Chief Compliance Officer, Allianz
Secretary	Solutions, LLC (since 2009); Deputy Chief Compliance Officer, Nicholas-Applegate Capital Management, LLC
Since August 2006	(2004-2008);Compliance Officer, Nicholas-Applegate Capital Management (1995-2004).

Other Directorships Held: NA

Number of Portfolios Overseen by Officer: 12

(1)	Unless otherwise noted, the address of the Trustees and Officers is c/o: Nicholas-Applegate Capital Management, 600 West Broadway, 32nd Floor, San Diego, California 92101.
(2)	Each Trustee serves for an indefinite term, until her or his successor is elected.

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TRUSTEES OF NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS

Darlene T. DeRemer, Chairperson
Horacio A. Valeiras
John J. Murphy
Bradford K. Gallagher
Steven Grenadier
Arthur B. Laffer

OFFICERS

Horacio A. Valeiras, President
Charles H. Field, Jr., Secretary & Chief Compliance Officer
Deborah A. Wussow, Treasurer & Assistant Secretary

INVESTMENT ADVISER

Nicholas-Applegate Capital Management

DISTRIBUTOR

Nicholas-Applegate Securities

CUSTODIAN

Brown Brothers Harriman & Co., Private Bankers

TRANSFER AGENT

UMB Fund Services Group, Inc.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP

SAR0909INST

600 West Broadway San Diego, California 92101 800.551.8043

Item 2.  Code of Ethics.

(a)
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

(b)	The registrant has adopted a code of ethics that is reasonably designed to deter wrongdoing and to promote:
(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)
Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)	Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)	Accountability for adherence to the code.

(c)
During the period covered by this Form N-CSR, there have been no amendments to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description in Item 2(b) of this Form N-CSR.

(d)
During the period covered by this Form N-CSR, the registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party that relates to one or more of the items set forth in Item 2(b) of this Form N-CSR.

(e)	Not applicable.

(f)	(1) A copy of the code of ethics referenced in Item 2(a) of this Form N-CSR is filed as Exhibit 12(a)(1) to this Form N-CSR.

Item 3.  Audit Committee Financial Expert.

(a)	(1) The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee.
(2) The following Independent Trustees have been designated as audit committee financial experts by the Board of Trustees: Darlene T. DeRemer, Bradford K. Gallagher, Steven Grenadier and John J. Murphy. Each of Ms. DeRemer and Messrs. Gallagher, Grenadier and Murphy are “independent” as defined in Item 3(a)(2) of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

(a)	AUDIT FEES
The aggregate fees billed for the fiscal year ended March 31, 2009 for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $295,000.  On November 13, 2009, the registrant changed its fiscal year end to November 30.  The aggregate fees billed for the fiscal period ended November 30, 2009 for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $150,000.

(b)	AUDIT-RELATED FEES
    Not applicable.

(c)	Tax Fees
The aggregate fees billed in the fiscal year ended March 31, 2009 for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were $88,767. On November 13, 2009, the registrant changed its fiscal year end to November 30.  The aggregate fees billed in the fiscal period ended November 30, 2009 for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were $26,490.  The services for each of the fiscal year/period ended March 31, 2009 and November 30, 2009 consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state, local and Mauritius entity tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification.

(d)	All Other Fees
Not applicable.

(e)
(1) The registrant has adopted pre-approval policies and procedures consistent with Rule 2-01(c)(7) of Regulation S-X. The policies and procedures allow for the pre-approval of the following non-audit services: (1) consultations on generally accepted accounting principles in the U.S. and/or financial statement disclosure matters not exceeding $80,000/year; (2) consultations on tax accounting matters not exceeding $25,000/year; (3) review of annual excise distribution provisions not exceeding $15,000/year; and (4) various regulatory and tax filings in foreign jurisdictions (such as India, Taiwan and Venezuela) not exceeding $25,000/year.  The policies and procedures require quarterly reporting to the Audit Committee of all such services performed and related fees billed pursuant to the policies and procedures.

(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) Not applicable.
(c) 100%
(d) Not applicable.

(f)	Not applicable.

(g)
The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not  including  any  sub-adviser whose  role  is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal year/period ended March 31, 2009 and November 30, 2009 were $6,235,708 and $2,301,192, respectively.

(h)
The registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Investments.

This schedule is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (as required by Item 22(b)(15) of Schedule 14A), or this Item.

Item 11.  Controls and Procedures.

(a) The registrant’s principal executive and financial officers have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective, as of a date within 90 days of the filing date of this Form N-CSR, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's second fiscal quarter of the period covered by this Form N-CSR, that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1)  The registrant’s code of ethics that is the subject of the disclosure required by Item 2 of this Form N-CSR is filed as Exhibit 12(a)(1) to this Form N-CSR.

(a)(2)  A separate certification for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act is filed as Exhibit 12(a)(2) to this Form N-CSR.

(a)(3)  Not applicable.

(b)  The certifications required by Rule 30a-2(b) under the 1940 Act, Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act, and Section 1350 of Chapter 63 of Title 18 of the United States Code are furnished as Exhibit 12(b) to this Form N-CSR.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nicholas-Applegate Institutional Funds

By: (Signature and Title)

/s/ Horacio A. Valeiras
Horacio A. Valeiras
Title:  President (Principal Executive Officer) and Trustee
Date:  February 8, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: (Signature and Title)

/s/ Horacio A. Valeiras
Horacio A. Valeiras
Title: President (Principal Executive Officer) and Trustee
Date:  February 8, 2010

By: (Signature and Title)

/s/ Deborah A. Wussow-Hammalian
Deborah A. Wussow-Hammalian
Title: Treasurer (Principal Financial Officer and Principal Accounting Officer)
Date:  February 8, 2010